As filed with the Securities and Exchange Commission on April 1, 2011

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.
(Check appropriate box or boxes)

BLACKROCK FUNDS II

(Exact Name of Registrant as Specified in the Charter)

100 Bellevue Parkway Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Telephone Number: (800) 441-7762 (Area Code and Telephone Number)

John Perlowski

President and Chief Executive Officer

55 East 52nd Street,

New York, New York 10055

(Name and Address of Agent for Service)

Copies to:

Maria Gattuso, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Ira P. Shapiro, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of Beneficial Interest, par value $0.001 per Share. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective May 1, 2011, pursuant to Rule 488 under the Securities Act of 1933.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of BlackRock Short-Term Bond Fund, a series of BlackRock Short-Term Bond Series, Inc.

2.	Questions and Answers for Shareholders of BlackRock Short-Term Bond Fund, a series of BlackRock Short-Term Bond Series, Inc.

3.	Notice of Special Meeting of Shareholders of BlackRock Short-Term Bond Fund, a series of BlackRock Short-Term Bond Series, Inc.

4.	Combined Prospectus/Proxy Statement regarding the proposed reorganization of BlackRock Short-Term Bond Fund, a series of BlackRock Short-Term Bond Series, Inc., into the BlackRock Low Duration Bond Portfolio, a series of BlackRock Funds II

5.	Statement of Additional Information regarding the proposed reorganization of BlackRock Short-Term Bond Fund, a series of BlackRock Short-Term Bond Series, Inc., into the BlackRock Low Duration Bond Portfolio, a series of BlackRock Funds II

6.	Part C Information

7.	Exhibits

[            ], 2011

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of BlackRock Short-Term Bond Fund (the “Target Fund”), a series of BlackRock Short-Term Bond Series, Inc., a Maryland corporation (the “Corporation”), to be held on Friday, June 24, 2011. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the Target Fund.

The proposal you will be asked to consider at the Special Meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is a proposed reorganization of the Target Fund with the BlackRock Low Duration Bond Portfolio (the “Acquiring Fund”), a series of BlackRock Funds II, a Massachusetts business trust, (the “Trust”). The Target Fund is a feeder fund that invests substantially all of its assets in the BlackRock Short-Term Bond Master Portfolio (the “Master Target Portfolio”), a series of the BlackRock Short-Term Bond Master LLC (the “Master Target LLC”), a management investment company with the same investment objective and strategies as the Target Fund and thus all portfolio management occurs at the Master Target Portfolio level. In this reorganization, your Target Fund shares would be exchanged for the same class of shares of the Acquiring Fund (except for Investor B shares, which would be exchanged for Investor B3 shares, and Investor C1 shares which would be exchanged for Investor C3 shares) with the same aggregate net asset value of the Target Fund shares that you currently hold. It is currently anticipated that the reorganization of the Target Fund should be effected on a tax-free basis for federal income tax purposes.

BlackRock Advisors, LLC (“BlackRock Advisors”), the investment adviser to the Master Target Portfolio and the Acquiring Fund, has proposed the reorganization involving the Target Fund, as well as a number of other reorganizations involving other funds advised by BlackRock Advisors or an affiliate, to eliminate certain redundancies and in an effort to achieve certain operating efficiencies.

The reorganization of the Target Fund is being proposed because BlackRock Advisors believes that the shareholders of the Target Fund generally will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Target Fund’s assets in the reorganization, than by continuing to operate the Target Fund separately. The Board of Directors of the Corporation believes the reorganization is in the best interests of the Target Fund, and recommends that you vote “For” the proposed reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touchtone telephone;

•	By Internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by [                ] our proxy solicitor, to vote your shares.

As always, we appreciate your support.

Sincerely,

JOHN PERLOWSKI

President and Chief Executive Officer

BlackRock Short-Term Bond Fund

BlackRock Short-Term Bond Series, Inc.

100 Bellevue Parkway, Wilmington, DE 19809

(800) 441-7762

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided (or vote by touchtone telephone or through the Internet, following the instructions on the enclosed proxy card), no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to submit your vote at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are being asked to approve an agreement and plan of reorganization (the “Reorganization Agreement”) between BlackRock Short-Term Bond Series, Inc., a Maryland corporation (the “Corporation”), on behalf of the BlackRock Short-Term Bond Fund (the “Target Fund”), and BlackRock Funds II, a Massachusetts business trust (the “Trust”), on behalf of the BlackRock Low Duration Bond Portfolio (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each, a “Fund”). The Target Fund is a series of the Corporation and is a feeder fund that invests substantially all of its assets in the Short-Term Bond Master Portfolio (the “Master Target Portfolio”) of Short-Term Bond Master LLC (the “Master Target LLC”), a diversified management investment company with the same objective and strategies as the Target Fund, and thus all portfolio management occurs at the Master Target Portfolio level. For simplicity, this combined prospectus/proxy statement uses the term “Target Fund” or “Fund” to include the Master Target Portfolio when describing the investment objective, strategies and risks of the Target Fund. Each Fund pursues a substantially similar investment objective and also employs similar investment strategies to achieve its respective investment objective. If the proposed reorganization (“Reorganization”) relating to the Target Fund is approved and completed, an account at the Acquiring Fund will be set up in your name, you will become a shareholder of the Acquiring Fund, and the Target Fund and the Master Target Portfolio will be terminated as a series of the Corporation and the Master Target LLC, respectively. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization relating to the Target Fund and for a more complete description of the Acquiring Fund.

Q:	How does the Board suggest that I vote?

A:	After careful consideration, the Board of Directors of the Corporation (the “Board”), including all of the Directors who are “interested persons” of the Corporation (as defined in the 1940 Act) (the “Independent Board Members”) has determined that the proposed Reorganization is in the best interests of the Target Fund and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “For” the proposed Reorganization. The Board, including all of the Independent Board Members, has determined that shareholders of the Target Fund may benefit from the following:

(i) Shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

(ii) The larger net asset size of the combined fund (the “Combined Fund”) is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund);

(iii) Assuming the Reorganization was completed September 30, 2010, the Combined Fund will have total annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of May 31, 2010.

(iv) Assuming the Reorganization was completed September 30, 2010, the Combined Fund will have net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of May 31, 2010, after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding the effect of certain fees and expenses) that BlackRock Advisors has agreed to implement with respect to certain share classes for a certain period of time following the closing of the Reorganization;

(v) The compatibility of the types of portfolio securities held by each of the Funds, the substantially similar investment objectives of each Fund, the similar principal investment strategies of each Fund, and the similarities between the risk profiles of each Fund;

(vi) Although the contractual and effective management fee rates for the Combined Fund are expected to be higher than the contractual and effective management rates for the Master Target Portfolio after completion of the Reorganization, assuming the Reorganization had occurred on September 30, 2010, the Combined Fund would have total annual fund operating expenses and net annual fund operating expenses, after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding the effect of certain fees and expenses) that BlackRock Advisors has agreed to implement with respect to certain share classes for a certain period of time following the closing of the Reorganization, for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of May 31, 2010, as discussed below under “How will the Reorganization affect Fund expenses?”; and

(vii) The opportunity for shareholders to benefit from a lower contractual administrative fee rate under the Combined Fund’s administration fee schedule, which, in addition to being lower than the contractual administration fee rate of the Master Target Portfolio, also provides for even lower contractual administration fee rates to apply when certain asset levels are reached due to the existence of administration fee breakpoints.

Q:	How will the Reorganization affect me?

A:	If shareholders of the Target Fund approve the proposed Reorganization, all of the assets and certain stated liabilities of the Target Fund will be combined with those of the Acquiring Fund. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund (except for Investor B shares, which would be exchanged for Investor B3 shares, and Investor C1 shares which would be exchanged for Investor C3 shares). The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will hold a smaller percentage of ownership in the Combined Fund than he or she held in the Target Fund prior to the Reorganization.

Q:	In the Reorganization, will I receive the same class of shares of the Acquiring Fund as the shares of the Target Fund that I now hold?

A:	You will receive the same class of shares of the Acquiring Fund as the shares you own of your Target Fund, with the exception of Investor B shares, which will be exchanged for Investor B3 shares, and Investor C1 shares, which will be exchanged for Investor C3 shares.

Q:	Will I own the same number of shares of the Acquiring Fund as I currently own of my Target Fund?

A:	No. You will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund as of the close of trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of the corresponding share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Combined Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization.

Q:	Who will advise the Acquiring Fund once the Reorganization is completed?

A:

The Master Target Portfolio is advised by BlackRock Advisors, LLC (“BlackRock Advisors”). The Acquiring Fund is also advised by BlackRock Advisors and is expected to continue to be advised by BlackRock Advisors once the Reorganization is completed. The Master Target Portfolio is sub-advised by

ii

BlackRock Financial Management, Inc. The Acquiring Fund is also sub-advised by BlackRock Financial Management, Inc. and is expected to continue to be sub-advised by BlackRock Financial Management, Inc. once the Reorganization is completed. The same portfolio management team currently manages the Master Target Portfolio and the Acquiring Fund and is expected to continue to manage the Combined Fund once the Reorganization is completed. Stuart Spodek and Thomas Musmanno will be the portfolio managers of the Combined Fund.

Q:	How will the Reorganization affect Fund expenses?

A:	Although contractual and effective management fee rates for the Combined Fund are expected to be higher than the contractual and effective management rates for the Master Target Portfolio after completion of the Reorganization, assuming the Reorganization had occurred on September 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund as of May 31, 2010 and (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of May 31, 2010, after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding the effect of certain fees and expenses) that BlackRock Advisors has agreed to implement with respect to certain share classes for a certain period of time following the closing of the Reorganization.

Q:	Are there any differences in front-end sales loads or contingent deferred sales charges?

A:	The distribution and service fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the shares of the Acquiring Fund to be issued in the Reorganization (Investor A, Investor B3, Investor C, Investor C3, Institutional and Class R) to the holders of shares of the Target Fund will be identical to or lower than the corresponding charges on the shares of the Target Fund held by such shareholders immediately prior to the Reorganization.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the Acquiring Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Target Fund shares or (ii) you purchased your shares of any other fund advised by BlackRock Advisors and subsequently exchanged them for shares of the Target Fund.

Q:	What happens to my shares if the Reorganization is approved? Will I have to take any action if the Reorganization is approved?

A:	If the Reorganization is approved, your shares of the Target Fund automatically will be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to surrender such certificates. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund (except for Investor B shares, which would be exchanged for Investor B3 shares, and Investor C1 shares, which would be exchanged for Investor C3 shares). The aggregate net asset value of the Acquiring Fund shares you receive in the Reorganization will be equal to the aggregate net asset value of the Target Fund shares you own immediately prior to the Reorganization.

Q:	What happens if the Reorganization is not approved?

A:	If the Reorganization is not approved by shareholders of the Target Fund, the Reorganization will not occur, and the Board will consider alternatives.

iii

Q:	Will the Reorganization create a taxable event for me?

A:	The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and certain stated liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt of shares of the Acquiring Fund in connection with the Reorganization.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and do not anticipate disposing of or requesting the disposition of any material portion of the holdings of the Target Fund in preparation for, or as a result of, the Reorganization. Consequently, no material transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization. The portfolio managers will, however, need to evaluate the portfolio of the Combined Fund on a continuing basis and the foregoing statement is not intended to be a representation that portfolio holdings of the Target Fund or the Acquiring Fund will not be disposed of in the future.

If there are any sales of portfolio assets, the tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

Q:	What if I redeem my shares before the Reorganization takes place?

A:	If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	Who will pay for the Reorganization?

A:	The Target Fund’s portion of the costs associated with the Reorganization will be paid by the Target Fund. BlackRock Advisors or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization. The estimated expenses of the Reorganization are $292,335 for the Target Fund and $106,523 for the Acquiring Fund. The foregoing estimated expenses for the Target Fund will be borne by the Target Fund regardless of whether its Reorganization is consummated.

Q:	How do I vote my shares?

A:	You can vote shares beneficially held through your account by mail, telephone or Internet or in person at the special meeting of the Target Fund (“Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the card and follow the instructions. To vote at the Special Meeting, please attend the Special Meeting in person and have the proxy card on hand.

Q:	I have received other combined prospectus/proxy statements from other funds in the BlackRock mutual fund complex. Is this a duplicate combined prospectus/proxy statement?

A:

This is not a duplicate combined prospectus/proxy statement. If you are a shareholder of other BlackRock-advised funds, you may have separately received one or more other combined prospectuses/proxy statements and proxy cards relating to other reorganizations. You are being asked to vote separately for each

iv

fund in which you own shares that is a target fund in a reorganization. The proposals included here were not included in any other combined prospectus/proxy statement.

Q:	When will the Reorganization occur?

A:	If approved by shareholders, the Reorganization is expected to occur during the third quarter of 2011. The Reorganization will not take place if the Reorganization is not approved by the Target Fund’s shareholders.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that shareholders vote “For” the proposal.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Funds at (800) 441-7762.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

v

BLACKROCK SHORT-TERM BOND SERIES, INC.

BLACKROCK SHORT-TERM BOND FUND

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 24, 2011

To the Shareholders of BlackRock Short-Term Bond Fund:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of BlackRock Short-Term Bond Fund (the “Target Fund”), a series of BlackRock Short-Term Bond Series, Inc., a Maryland corporation (the “Corporation”) and a feeder fund that invests substantially all of its assets in the Short-Term Bond Master Portfolio (the “Target Master Portfolio”), a series of the BlackRock Short-Term Bond Master LLC (the “Master Target LLC”), a management investment company with the same investment objective and strategies as the Target Fund, will be held on Friday, June 24, 2011, at 12:00 p.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, for the following purposes:

1.	The shareholders of the Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization ( the “Reorganization Agreement”) relating to the Target Fund. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to BlackRock Low Duration Bond Portfolio (the “Acquiring Fund”), a series of BlackRock Funds II, a Massachusetts business trust (the “Trust”), in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares; and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of the Corporation has fixed the close of business on April 27, 2011 as the record date (the “Record Date”) for determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

Your vote is important regardless of the size of your holdings in the Target Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. You may also vote by telephone or over the Internet; please see pages [    ] of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Directors,

/s/ IRA P. SHAPIRO

IRA P. SHAPIRO

Secretary

Wilmington, Delaware

[                ], 2011

PROXY STATEMENT FOR

BLACKROCK SHORT-TERM BOND SERIES, INC.

BLACKROCK SHORT-TERM BOND FUND

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

PROSPECTUS FOR

BLACKROCK FUNDS II

BLACKROCK LOW DURATION BOND PORTFOLIO

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the BlackRock Short-Term Bond Fund (the “Target Fund”), a series of BlackRock Short-Term Bond Series, Inc., a Maryland corporation (the “Corporation”), and a feeder fund that invests substantially all of its assets in the BlackRock Short-Term Bond Master Portfolio (the “Master Target Portfolio”), a series of the BlackRock Short-Term Bond Master LLC (the “Master Target LLC”), a management investment company with the same investment objective and strategies as the Target Fund. A special meeting of shareholders of the Target Fund (the “Special Meeting”) will be held at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 on Friday, June 24, 2011 at 12:00 p.m., Eastern Time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Target Fund at the close of business on April 27, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Target Fund on or about             , 2011. The Board of Directors of the Corporation (the “Board”) requests that shareholders vote their shares by completing and returning the enclosed proxy card or by following one of the other methods for voting specified on the proxy card.

The purposes of the Special Meeting are:

1. The shareholders of the Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) relating to the Target Fund. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to the BlackRock Low Duration Bond Portfolio (the “Acquiring Fund” and together with the Target Fund and the Master Target LLC, the “Funds” and each, a “Fund”), a series of BlackRock Funds II (the “Trust”), a Massachusetts business trust, in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board has approved the reorganization (the “Reorganization”) with respect to the Target Fund by which the Target Fund, a series of the Corporation, an open-end management investment company, would be acquired by the Acquiring Fund. The Acquiring Fund pursues an investment objective substantially similar to that of the Target Fund. The investment objective of the Target Fund is to seek to maximize total return, consistent with preservation of capital. The investment objective of the Acquiring Fund is to seek to maximize total return, consistent with income generation and prudent investment management. The Acquiring Fund also has principal investment strategies that are similar to those of the Target Fund. The Target Fund and the Acquiring Fund, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below. For more information on each Fund’s investment strategies see “Summary—Investment Objectives and Principal Investment Strategies” below.

If the Target Fund’s shareholders approve the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund. The Acquiring Fund will assume certain stated liabilities of the Target Fund and will issue shares of the Acquiring Fund to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund and the Master Target Portfolio will be terminated as a series of the Corporation and the Master Target LLC, respectively. When the Reorganization is complete, the Target Fund’s shareholders will hold the same class of shares of the Acquiring Fund as they currently hold of the Target Fund, except that Investor B shares will be exchanged for Investor B3 shares, and Investor C1 shares will be exchanged for Investor C3 shares. The aggregate net asset value of the Acquiring Fund shares received in the Reorganization will equal the aggregate net asset value of the Target Fund shares held by Target Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference. For simplicity, this combined prospectus/proxy statement uses the term “Target Fund” or “Fund” to include the Master Target Portfolio when describing the investment objective, strategies and risks of the Target Fund.

The following documents containing additional information about the Acquiring Fund and the Target Fund (together, the “Funds”), each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated [ ], 2011 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•	the Prospectus relating to Investor A, Investor B, Investor C, Investor C1, Institutional, and Class R shares of the Target Fund, dated September 28, 2010, as supplemented;

•	the Statement of Additional Information relating to the Target Fund, dated September 28, 2010, as supplemented (the “Target Fund SAI”);

•	the Annual Report to shareholders of the Target Fund for the fiscal year ended May 31, 2010;

•	the Semi-Annual Report to shareholders of the Target Fund for the reporting period ended November 30, 2010; and

•	the Statement of Additional Information relating to the Acquiring Fund (the “Acquiring Fund SAI”), dated January 28, 2011, as supplemented.

The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of) and also accompany this Combined Prospectus/Proxy Statement:

•	the Prospectus relating to Investor A, Investor C, Institutional and Class R shares of the Acquiring Fund dated January 28, 2011, as supplemented;

•	the Prospectus relating to Investor B3 and Investor C3 shares of the Acquiring Fund dated [ ], 2011, as supplemented; and

•	the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended September 30, 2010.

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund’s Prospectuses (collectively, the “Acquiring Fund Prospectus”) will apply to the shares issued by the Acquiring Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

Additional copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock Short-Term Bond Fund	BlackRock Low Duration Bond Portfolio
BlackRock Short-Term Bond Series, Inc.	BlackRock Funds II
100 Bellevue Parkway	100 Bellevue Parkway
Wilmington, Delaware 19809	Wilmington, Delaware 19809
(800) 441-7762	(800) 441-7762

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at (800) 441-7762.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.
By Phone:	(202) 551-8090
By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is [            ], 2011.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The Corporation is an open-end management investment company registered with the SEC. The Target Fund is a diversified, separate series of the Corporation. The Corporation is organized as a corporation under the laws of the State of Maryland. The Target Fund is a feeder fund that invests substantially all of its assets in the Master Target Portfolio, a series of the Master Target LLC, a management investment company registered with the SEC, and thus all portfolio management occurs at the Master Target Portfolio level. The Master Target LLC is organized as a limited liability company under the laws of the State of Delaware. For simplicity, this Combined Prospectus/Proxy Statement uses the term “Target Fund” or “Fund” to include the Master Target Portfolio when describing the investment objective, strategies and risks of the Target Fund The Trust is an open-end management investment company registered with the SEC. The Acquiring Fund is a diversified, separate series of the Trust. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts.

The investment objective of each Fund is substantially similar. The investment objective of the Target Fund is to seek to maximize total return, consistent with preservation of capital. The investment objective of the Acquiring Fund is to seek to maximize total return, consistent with income generation and prudent investment management. The investment objective of the Target Fund is fundamental, which means it may not be changed without approval of a majority of the Target Fund’s outstanding voting securities, as defined in the 1940 Act. The investment objective of the Acquiring Fund is non-fundamental, which means it may be changed without the approval of the Acquiring Fund’s shareholders. Should the Acquiring Fund’s Board determine that the investment objective of the Acquiring Fund should be changed, Acquiring Fund shareholders must be given at least 30 days notice before any such change is implemented.

The Target Fund and the Acquiring Fund also have similar principal investment strategies to achieve their respective objectives. However, the Target Fund seeks to achieve its objective indirectly by investing through the Master Target Portfolio, while the Acquiring Fund invests its assets directly. Although each Fund under normal circumstances invests primarily in investment grade bonds, the Target Fund is required to invest at least 70% of its assets in securities rated at least A or, if short-term, the second highest quality rating, by at least one of the major rating agencies and may invest up to 30% of its assets in securities rated BBB/Baa by at least one of the major rating agencies. The Acquiring Fund is not required to invest any particular percentage in securities rated in the first or second quality ratings. In addition, the Acquiring Fund defines investment grade bonds as bonds rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. The Target Fund may invest in unrated securities and is not required to sell securities whose ratings have changed. If an investment grade security of the Acquiring Fund is subsequently downgraded below investment grade, the Acquiring Fund’s portfolio manager will consider such an event in determining whether the Fund should continue to hold the security, and, subject to its investment strategies, there is no limit on the amount of such downgraded securities the Acquiring Fund may hold, although under normal market conditions the portfolio manager does not expect to hold these securities to a material extent.

Despite the similar principal investment strategies, there are certain additional differences. These differences in principal investment strategies are:

•

Although each Fund may invest up to 10% of its assets in non-investment grade bonds, the Target Fund may not invest in bonds with a rating below B. The Acquiring Fund is not subject to a similar restriction. In addition, the Acquiring Fund may also invest up to 5% of its assets in convertible securities with a minimum rating of B.

•

The Target Fund may invest a greater portion of its assets in foreign securities. In particular, the Target Fund may invest up to 25% of its assets in foreign securities as follows: up to 25% of its total assets in foreign securities that are denominated in US dollars, up to 15% of its total assets in foreign securities that are not denominated in US dollars and up to 15% of its total assets in emerging markets foreign securities. The Acquiring Fund, on the other hand, may invest up to 10% of its assets in each of non-dollar denominated bonds of issuers located outside of the United States and emerging market debt securities. In addition, the Target Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

•

The target duration is one to three years for the Target Fund and within ±1 year of the average portfolio duration of the benchmark for the Acquiring Fund, which benchmark has a duration of 1-3 years. The maximum duration of the Target Fund is three years. Although the portfolio duration of the Acquiring Fund may exceed three years, its benchmark has an average duration between one and three years.

•	Derivatives are a principal investment strategy for the Acquiring Fund and a non-principal investment strategy for the Target Fund.

•	Purchase and sale contracts, dollar rolls and repurchase agreements are principal investment strategies for the Acquiring Fund and non-principal investment strategies for the Target Fund.

The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement.

BlackRock Advisors, LLC (“BlackRock Advisors” or the “Adviser”) serves as the investment adviser of the Master Target Portfolio and the Acquiring Fund. The portfolio managers of each of these Funds are Stuart Spodek and Thomas Musmanno, and they are expected to continue to be the portfolio managers of the Combined Fund following the closing of the Reorganization. The Target Fund and the Acquiring Fund publicly offer their shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL” or the “Distributor”), and numerous intermediaries.

The Board, including all of the Directors who are not “interested persons” of the Corporation (as defined in the 1940 Act) (the “Independent Board Members”), has approved the Reorganization. Subject to approval by the Target Fund shareholders, the Reorganization provides for:

•

the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the amount of such assumed liabilities;

•	the distribution of such shares of the Acquiring Fund to the Target Fund’s shareholders;

•	the termination of the Target Fund; and

•

following the Reorganization, the Master Target Portfolio will be liquidated and its assets will be distributed to the Acquiring Fund. The Master Target Portfolio will subsequently be terminated as a series of the Master Target LLC.

If the proposed Reorganization is approved and completed, the Target Fund’s shareholders would hold shares of the same class of the Combined Fund as they currently hold of the Target Fund (except for Investor B shares, which would be exchanged for Investor B3 shares, and Investor C1 shares, which would be exchanged for Investor C3 shares) with an aggregate net asset value equal to the aggregate net asset value of Target Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

BlackRock Advisors believes that the shareholders of each Fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate the Funds separately. BlackRock Advisors believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the BlackRock-advised complex for a reorganization with the Target Fund. As a result of the substantially similar investment objectives and similar strategies of the Funds, there is substantial overlap in the portfolio securities currently owned, directly or indirectly, by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management team is generally managing the Acquiring Fund in a substantially similar manner as the Target Fund. In particular, as of September 30, 2010, 87% of the Target Fund’s portfolio (indirectly through the Master Target Portfolio) is invested in securities that are also held by the Acquiring Fund and 73% of the Acquiring Fund’s portfolio is invested in securities that are also held by the Target Fund (indirectly through the Master Target Portfolio).

In approving the Reorganization, the Board, including all of the Independent Board Members, determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Board considered the Reorganization proposals at meetings held on February 8-9, 2011 and March 18, 2011, and the entire Board, including all of the Independent Board Members, approved the Reorganization. The approval determinations were made on the basis of each Board member’s judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•

that the investment objectives of the Funds are substantially similar. The fact that certain strategies of the Funds are similar and compatible, while others are different. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

that, assuming the Reorganization had occurred on September 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund as of May 31, 2010 and (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of May 31, 2010, after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding the effect of certain fees and expenses) that BlackRock Advisors has agreed to implement with respect to certain share classes for a certain period of time following the closing of the Reorganization.

•

that, if the Reorganization is approved, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses following the closing of the Reorganization until February 1, 2014 in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding the effect of certain fees and expenses) to 0.81% (for Investor A shares) and 1.53% (for Investor C shares) of average daily net assets.

•

the expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

•

that the same portfolio management team (as described below under “Comparison of the Funds—Management of the Funds”) that currently manages the Master Target Portfolio and the Acquiring Fund is expected to manage the Combined Fund following the closing of the Reorganization.

•

that although the contractual and effective management fee rates for the Combined Fund are expected to be higher than the contractual and effective management rates for the Master Target Portfolio after completion of the Reorganization, assuming the Reorganization had occurred on September 30, 2010, the Combined Fund would have total annual fund operating expenses and net annual fund operating expenses, after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding the effect of certain fees and expenses) that BlackRock Advisors has agreed to implement with respect to certain share classes for a certain period of time following the closing of the Reorganization for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of May 31, 2010.

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

•	that the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund.

•

that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

that the aggregate net asset value of the shares that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the relevant Target Fund own immediately prior to the Reorganization, and that shareholders of the Target Fund will not be diluted as a result of the Reorganization.

•

that the Target Fund’s portion of the costs associated with the Reorganization will be paid by the Target Fund, regardless of whether the Reorganization is consummated. BlackRock Advisors or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization.

The Board, including all of the Independent Board Members, concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization. The Board of the Acquiring Fund concluded that completion of the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization. The determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives.

The Board, including all of the Independent Board Members, recommends that you vote “For” the Reorganization relating to the Target Fund.

Investment Objectives and Principal Investment Strategies

The discussion of the investment objectives and principal investment strategies of the Target Fund also applies to the Master Target Portfolio, unless otherwise stated.

Investment Objectives. The investment objectives of the Target Fund and the Acquiring Fund are substantially similar. The investment objective of each Fund is to seek to maximize total return, although the Target Fund emphasizes the preservation of capital while the Acquiring Fund emphasizes income generation and prudent investment management. The investment objective of the Target Fund is fundamental, which means it may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. The investment objective of the Acquiring Fund is non-fundamental, which means it may be changed without the approval of the respective Fund’s shareholders. Should the Acquiring Fund’s Board determine that the investment objective of the Fund should be changed, Acquiring Fund shareholders must be given at least 30 days notice before any such change is implemented.

Principal Investment Strategies. The Funds employ similar principal investment strategies in achieving their respective objectives. The similarities and differences of the principal investment strategies of the Funds are:

Target Fund	Acquiring Fund

•     Under normal circumstances, the Fund invests at least 80% of its assets in bonds that permit it to maintain a portfolio duration of 1 to 3 years. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days prior notice to shareholders. The total rate of return for the Fund is expected to rise and fall less than a longer duration bond fund.

•     The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±1 year of the duration of the benchmark.

•     Investment grade bonds are defined as bonds rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality.

•     The benchmark has an average duration between 1 and 3 years.

•     The Fund invests at least 70% of net assets in securities rated at least A or, if short-term, the second highest quality rating, by at least one of the major rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”);

•     The Fund invests up to 30% of its assets in securities rated BBB/Baa by at least one of the major rating agencies that rate the securities by any such agency; and

•     The Fund invests up to 10% of its assets in securities rated below BBB/Baa by at least one of the major rating agencies that rate the security, but none rated below B.

•     For these purposes, the Fund may invest in unrated securities that Fund management considers to be of comparable quality to the above. After the Fund buys a security, it may be given a lower rating or stop being rated. This will not require the Fund to sell it, but Fund management will consider the change in rating in deciding whether to keep the security.

•     The Fund may invest up to 10% of its assets in each of non-investment grade bonds (“high yield” or “junk bonds”), non-dollar denominated bonds of issuers located outside of the United States and emerging market debt securities.

•     The Fund may also invest up to 5% of its assets in convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating.

•     If an investment grade security of the Acquiring Fund is subsequently downgraded below investment grade, the Acquiring Fund’s portfolio manager will consider such an event in determining whether the Fund should continue to hold the security, and, subject to its investment strategies, there is no limit on the amount of such downgraded securities the Acquiring Fund may hold, although under normal market conditions the portfolio manager does not expect to hold these securities to a material extent.

Target Fund	Acquiring Fund

•     The Fund may invest up to 25% of its assets in foreign securities as follows: up to 25% of total assets in foreign securities that are denominated in U.S. dollars; up to 15% of total assets in foreign securities that are not denominated in U.S. dollars; and up to 15% of total assets in emerging market foreign securities.

•     As noted above, the Fund may invest up to 10% of its assets in each of non-investment grade bonds (“high yield” or “junk bonds”), non-dollar denominated bonds of issuers located outside of the United States and emerging market debt securities.

•     The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

•     The Fund invests mainly in investment grade, interest-bearing securities of varying maturities. These include: U.S. government securities, U.S. government agency securities, securities issued by U.S. government-sponsored enterprises and U.S. government instrumentalities, corporate bonds, mortgage-backed and asset-backed securities, preferred stocks and bonds that are convertible into stocks.

•     The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

•     As a non-principal investment strategy, the Fund may use derivatives to hedge its investment portfolio against market and currency risks or to seek to enhance returns. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index (such as the S&P 500 Index). The derivatives that the Fund may use include but are not limited to futures contracts and options thereon, swaps and options thereon, and indexed and inverse floating rate securities.

•     The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives).

•     The Fund may engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks.

•     As a non-principal investment strategy, the Fund may enter into dollar rolls in which the Fund will buy securities for delivery in the current month and simultaneously contract to resell substantially similar (the same type and coupon) securities on a specified future date to the same party.

•     As a non-principal investment strategy, the Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

•     The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

Target Fund	Acquiring Fund

•     As a result of the strategies described above, the Fund may have an annual portfolio turnover rate above 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio.

• The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Comparison. Both Funds use similar principal investment strategies but there are certain differences. Although each Fund may invest up to 10% of its assets in non-investment grade bonds, the Target Fund may not invest in bonds with a rating below B. The Acquiring Fund is not subject to a similar restriction. In addition, the Acquiring Fund may also invest up to 5% of its assets in convertible securities with a minimum rating of B. The Target Fund may invest a greater portion of its assets in foreign securities. In particular, the Target Fund may invest up to 25% of its assets in foreign securities as follows: up to 25% of its total assets in foreign securities that are denominated in US dollars, up to 15% of its total assets in foreign securities that are not denominated in US dollars and up to 15% of its total assets in emerging markets foreign securities. The Acquiring Fund, on the other hand, may invest up to 10% of its assets in each of non-dollar denominated bonds of issuers located outside the United States and emerging market debt securities. Derivatives are a principal investment strategy for the Acquiring Fund and a non-principal investment strategy for the Target Fund. Additionally, purchase and sale contracts, dollar rolls and repurchase agreements are principal investment strategies for the Acquiring Fund and non-principal investment strategies for the Target Fund. The target duration is one to three years for the Target Fund and within ±1 year of the average portfolio duration of the benchmark for the Acquiring Fund, which benchmark has a duration of 1-3 years. The maximum duration of the Target Fund is three years. Although the portfolio duration of the Acquiring Fund may exceed three years, its benchmark has an average duration between one and three years. The Acquiring Fund also has certain non-principal strategies that are identical to non-principal strategies of the Target Fund.

Notwithstanding the differences in the investment strategies of the Funds, as noted above, because of the substantially similar investment objectives and similar strategies there is substantial overlap in the portfolio securities currently owned by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management team is generally managing the Funds in a substantially similar manner and the same portfolio management team is also expected to manage the Combined Fund after the Reorganization. In particular, as noted above, as of September 30, 2010, 87% of the Target Fund’s portfolio (indirectly through the Master Target Portfolio) is invested in securities that are also held by the Acquiring Fund and 73% of the Acquiring Fund’s portfolio is invested in securities that are also held by the Target Fund (indirectly through the Master Target Portfolio). Thus, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the Target Fund.

Fees and Expenses

If the Reorganization is approved and completed, holders of Target Fund shares will receive the class of shares of the Combined Fund indicated in the following chart:

Target Fund	Combined Fund Shares
Investor A	Investor A
Investor B	Investor B3
Investor C	Investor C
Investor C1	Investor C3
Institutional	Institutional
Class R	Class R

Fee Tables of the Target Fund and the Acquiring Fund and the Pro Forma Combined Fund

(as of September 30, 2010 (unaudited) for the Acquiring Fund and the Pro Forma Combined Fund)

(as of May 31, 2010 (unaudited) for the Target Fund)

The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds, assuming the Reorganization had taken place on September 30, 2010 and the estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended May 31, 2010 (for the Target Fund) and September 30, 2010 (for the Acquiring Fund). Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of September 30, 2010, see “Other Information—Capitalization.” You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section of the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference and in the “Purchase of Shares” section of the Acquiring Fund SAI, which is incorporated herein by reference.

	Target Fund Investor A Shares[1]	Acquiring Fund Investor A Shares		Pro-Forma Combined Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	2.25%		2.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[2]	None	[2]	None	[2]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.21%	0.48%		0.47%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%		0.25%
Other Expenses	0.77%	0.42%[5]		0.48%
Interest Expense	0.17%	0.15%		0.17%
Other	0.60%	0.27%[5]		0.31%
Acquired Fund Fees and Expenses	—	0.01%[6]		0.01%
Total Annual Fund Operating Expenses	1.23%	1.16%[6]		1.21%
Fee Waivers and/or Expense Reimbursements	—	(0.16)%[7]		(0.22)%[8]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.23%	1.00%[7]		0.99%[8]

	Target Fund Investor B Shares[1]	Pro-Forma Combined Investor B3 Shares[10]
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	4.00%[3]	4.00%[3]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.21%	0.47%
Distribution and/or Service (12b-1) Fees	0.90%	0.90%
Other Expenses	0.80%	0.53%
Interest Expense	0.17%	0.17%
Other	0.63%	0.36%
Acquired Fund Fees and Expenses	—	0.01%
Total Annual Fund Operating Expenses	1.91%	1.91%
Fee Waivers and/or Expense Reimbursements	—	—
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.91%	1.91%

	Target Fund Investor C Shares[1]	Acquiring Fund Investor C Shares	Pro-Forma Combined Investor C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00%[4]	1.00%[4]	1.00%[4]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.21%	0.48%	0.47%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.79%	0.39%[5]	0.47%
Interest Expense	0.17%	0.15%	0.17%
Other	0.62%	0.24%[5]	0.30%
Acquired Fund Fees and Expenses	—	0.01%[6]	0.01%
Total Annual Fund Operating Expenses	2.00%	1.88%[6]	1.95%
Fee Waivers and/or Expense Reimbursements	—	(0.12)%[7]	(0.24)%[8]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.00%	1.76%[7]	1.71%[8]

	Target Fund Investor C1 Shares[1]	Pro-Forma Combined Investor C3 Shares[10]
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00%[4]	1.00%[4]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.21%	0.47%
Distribution and/or Service (12b-1) Fees	0.90%	0.90%
Other Expenses	0.80%	0.53%
Interest Expense	0.17%	0.17%
Other	0.63%	0.36%
Acquired Fund Fees and Expenses	—	0.01%
Total Annual Fund Operating Expenses	1.91%	1.91%
Fee Waivers and/or Expense Reimbursements	—	—
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.91%	1.91%

	Target Fund Institutional Shares[1]	Acquiring Fund Institutional Shares	Pro-Forma Combined Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.21%	0.48%	0.47%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.72%	0.41%[5]	0.44%
Interest Expense	0.17%	0.15%	0.17%
Other	0.55%	0.26%[5]	0.27%
Acquired Fund Fees and Expenses	—	0.01%[6]	0.01%
Total Annual Fund Operating Expenses	0.93%	0.90%[6]	0.92%
Fee Waivers and/or Expense Reimbursements	—	(0.19)%[7]	(0.19)%[8]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.93%	0.71%[7]	0.73%[8]

	Target Fund Class R Shares[1]	Acquiring Fund Class R Shares[9]	Pro-Forma Combined Class R Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.21%	0.48%	0.47%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.90%	0.42%[5]	0.63%
Interest Expense	0.17%	0.15%	0.17%
Other	0.73%	0.27%[5]	0.46%
Acquired Fund Fees and Expenses	—	0.01%	0.01%
Total Annual Fund Operating Expenses	1.61%	1.41%	1.61%
Fee Waivers and/or Expense Reimbursements	—	—	—[8]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.61%	1.41%	1.61%[8]

1.	The fees and expenses shown in the table and examples that follow include both the expenses of the Target Fund and the Target Fund’s share of the allocated expenses of the Master Target Portfolio Management Fees that are paid by the Master Target Portfolio.
2.	A contingent deferred sales charge (“CDSC”) of 0.75% is assessed on certain redemptions of Investor A shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $500,000 or more.
3.	A CDSC of 4.00% is assessed if shares are redeemed within two years. The CDSC for Investor B3 shares of the Acquiring Fund and Investor B shares of the Target Fund decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B3 shares of the Acquiring Fund and Investor B shares of the Target Fund.
4.	There is no CDSC on Investor C, Investor C1 and Investor C3 shares after one year.
5.	Other expenses have been restated to reflect current fees.
6.	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include the Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.
7.	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit the Acquiring Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.84% (for Investor A shares), 1.60% (for Investor C shares), 0.55% (for Institutional shares), and 1.65% (for Class R shares) of average daily net assets until February 1, 2012. The Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Fund. BlackRock Advisors has also agreed to waive fees and/or reimburse expenses on a voluntary basis in order to limit the Acquiring Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for Institutional shares to 0.45% of average daily net assets. This voluntary waiver or reimbursement may be reduced or discontinued at any time without notice to shareholders.

8.	If the Reorganization is approved, the Acquiring Fund’s fee waiver and/or expense limitation agreements will remain in place for the Institutional and Class R shares of the Combined Fund following the closing of the Reorganization. In addition, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses) and certain other Fund expenses) to 0.81% for Investor A Shares and 1.53% for Investor C Shares of average daily net assets until February 1, 2014. The Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
9.	Class R Shares of the Acquiring Fund are inactive and currently have no assets.
10.	Holders of Investor B and Investor C1 shares of the Target Fund will receive Investor B3 and Investor C3 shares, respectively, of the Combined Fund in the Reorganization. Prior to the Reorganization, the Acquiring Fund did not issue Investor B3 or Investor C3 shares. Investor B3 and Investor C3 shares are newly issued and therefore Other Expenses have been estimated.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assume that you invest $10,000 in the Fund for the time periods indicated (for the periods ended May 31, 2010 for the Target Fund and September 30, 2010 for the Acquiring Fund and Pro Forma Combined Fund) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund A Shares	$347	$607	$885	$1,680
Acquiring Fund A Shares	$325	$570	$834	$1,588
Pro-Forma Combined Fund A Shares	$324	$557	$833	$1,619

Target Fund B Shares	$594	$900	$1,232	$2,233
Pro-Forma Combined Fund B3 Shares	$594	$900	$1,232	$2,233

Target Fund C Shares	$303	$627	$1,078	$2,327
Acquiring Fund C Shares	$279	$579	$1,005	$2,191
Pro-Forma Combined Fund C Shares	$274	$565	$1,007	$2,235

Target Fund C1 Shares	$294	$600	$1,032	$2,233
Pro-Forma Combined Fund C3 Shares	$294	$600	$1,032	$2,233

Target Fund Class R Shares	$164	$508	$876	$1,911
Pro-Forma Combined Fund Class R Shares	$164	$508	$876	$1,911

Target Fund Institutional Shares	$95	$296	$515	$1,143
Acquiring Fund Institutional Shares	$73	$268	$480	$1,090
Pro-Forma Combined Fund Institutional Shares	$75	$274	$491	$1,114

Expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Target Fund B Shares	$194	$600	$1,032	$2,233
Pro-Forma Combined Fund B3 Shares	$194	$600	$1,032	$2,233

Target Fund C Shares	$203	$627	$1,078	$2,327
Acquiring Fund C Shares	$179	$579	$1,005	$2,191
Pro-Forma Combined Fund C Shares	$174	$565	$1,007	$2,235

Target Fund C1 Shares	$194	$600	$1,032	$2,233
Pro-Forma Combined Fund C3 Shares	$194	$600	$1,032	$2,233

Target Fund Class R Shares	$164	$508	$876	$1,911
Pro-Forma Combined Fund Class R Shares	$164	$508	$876	$1,911

Target Fund Institutional Shares	$95	$296	$515	$1,143
Acquiring Fund Institutional Shares	$73	$268	$480	$1,090
Pro-Forma Combined Fund Institutional Shares	$75	$274	$491	$1,114

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate
Target Fund	5/31/10	130%
Acquiring Fund	9/30/10	140%

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of a Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Target Fund, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the Target Fund are sold (or deemed sold by reason of marking to market of certain assets upon the termination of the Target Fund’s taxable year or the transfer of an interest in a passive foreign investment company) by the Target Fund in connection with the Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets or the transfer of an interest in a passive foreign investment company. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the Target Fund, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the Target Fund and the Acquiring Fund are identical.

COMPARISON OF THE FUNDS

Principal Investment Risks

Target Fund and Acquiring Fund

The principal risks of each Fund are identical, except that the Acquiring Fund also has Leverage Risk and many principal risks of the Acquiring Fund are non-principal risks of the Target Fund. The principal risks of each Fund (including any corresponding non-principal risk in the other Fund) are set out in the table below.

Risk	Target Fund	Acquiring Fund
Borrowing Risk	Non-Principal Risk	Principal Risk
Credit Risk	Principal Risk	Principal Risk
Derivatives Risk	Non-Principal Risk	Principal Risk
Dollar Rolls Risk	Non-Principal Risk	Principal Risk
Emerging Markets Risk	Non-Principal Risk	Principal Risk
Extension Risk	Principal Risk	Principal Risk
Foreign Securities Risk	Principal Risk	Principal Risk
High Portfolio Turnover Risk	Principal Risk	Principal Risk
Interest Rate Risk	Principal Risk	Principal Risk
Junk Bonds Risk	Non-Principal Risk	Principal Risk
Leverage Risk	N/A	Principal Risk
Liquidity Risk	Principal Risk	Principal Risk
Market Risk and Selection Risk	Principal Risk	Principal Risk
Mortgage- and Asset-Backed Securities Risks	Principal Risk	Principal Risk
Prepayment Risk	Principal Risk	Principal Risk
Repurchase Agreements, Purchase and Sale Contracts Risks	Non-Principal Risk	Principal Risk
Reverse Repurchase Agreements Risk	Non-Principal Risk	Principal Risk
U.S. Government Issuer Risk	Principal Risk	Principal Risk

Combined Fund

There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, the Target Fund shareholders could lose money. Shares of the Combined Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any Fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

Borrowing Risk—Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Derivatives Risk—The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs.

Dollar Rolls Risk—Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Emerging Markets Risk—Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Extension Risk—When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

Foreign Securities Risk—Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

High Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and, in the case of a gain, would increase an investor’s tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Interest Rate Risk—Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

Junk Bonds Risk—Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

Leverage Risk—Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mortgage- and Asset-Backed Securities Risks—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Prepayment Risk—When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Repurchase Agreements, Purchase and Sale Contracts Risks—If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Reverse Repurchase Agreements Risk—Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

U.S. Government Issuer Risk—Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Fundamental Investment Restrictions

The Funds have similar fundamental investment restrictions that cannot be changed without shareholder approval, as indicated on Appendix I. Certain investment restrictions are common to each Fund. Generally, the Funds may not: (i) make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act; (ii) purchase or sell real estate; except that to the extent permitted by applicable law, it may invest in securities secured by interests in real estate (with certain limited exceptions; (iii) underwrite securities of other issuers; (iv) purchase securities of companies for the purpose of exercising control; and (v) make loans (excluding, among other things, the acquisition of debt instruments). The differences between the fundamental investment restrictions of the Funds include:

•

Each Fund is restricted from investing more than 25% of its total assets in the securities of issuers in any particular industry, except with respect to obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities. In the case of the Acquiring Fund, such limitation also does not apply with respect to (i) tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities or the instruments described in clause (i). In addition, the Acquiring Fund will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents and will divide utilities according to their services;

•

Neither Fund may issue senior securities, borrow money or pledge its assets, except in limited circumstances. In the case of the Target Fund, this investment restriction does not prevent the Target Fund from borrowing from a bank for temporary or emergency purposes in amounts not exceeding

10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Target Fund may also borrow from banks or enter into reverse repurchase agreements and pledge assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300%. The Acquiring Fund similarly may borrow from banks or enter into reverse repurchase agreements as well as enter into dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Unlike the Target Fund, however, the Acquiring Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. In the case of the Acquiring Fund, for purposes of the above restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

•

The Target Fund may not make a short sale of securities unless it is a short-sale against-the-box, where not more than 25% of the Target Fund’s net assets (taken at current value) is held as collateral for such sales at any one time. Additionally, the Target Fund may not purchase securities on margin (although the Target Fund may obtain such short-term credit as may be necessary for the clearance of transactions). Under the Target Funds’ principal investment restrictions, the deposit or payment by the Target Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security margin. The Acquiring Fund also may not purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Acquiring Fund’s transactions in futures contracts and related options or the Acquiring Fund’s sale of securities short against the box, and (b) the Acquiring Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

•

The Target Fund may not buy and sell commodities and commodity contracts except to the extent set forth in its Prospectus and Statement of Additional Information. Similarly, the Acquiring Fund may not purchase or sell commodities or commodity contracts, although the Acquiring Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options. Subject to the same allowance, the Acquiring Fund is also limited in its ability to invest in oil, gas or mineral exploration or developmental programs;

•

The Acquiring Fund may not write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts. The Target Fund does not have a similar investment restriction; and

•	The Target Fund may not participate on a joint or joint and several basis in any trading account in securities. The Acquiring Fund does not have a similar investment restriction.

Performance Information

The following bar charts and tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. Prior to the Target Fund Investor C and Class R inception dates of October 2, 2006 and January 3, 2003, respectively, the returns for Investor C and Class R shares are based on the performance of the Fund’s Institutional shares. The returns for Investor C and Class R shares, however, reflect the distribution and service (12b-1) fees applicable to investor C and Class R shares, respectively. The Acquiring Fund’s Investor B3, Investor C3 and Class R shares have yet to commence operations. The Acquiring Fund’s Investor B3, Investor C3 and Class R share performance is based on the Fund’s Institutional share performance, which is adjusted to reflect the fees and expenses applicable to the Investor B3, Investor C3 and Class R shares, respectively. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges.

For more information concerning the performance of each Fund, please refer to the each Fund’s Prospectus and Annual Report (and Semi-Annual Report for the Target Fund). As shareholders of a Fund, you have already received a copy of the Prospectus and Annual Report (and Semi-Annual Report for the Target Fund). You may request a copy of the Prospectus and Annual Report (and Semi-Annual Report for the Target Fund) at no charge by calling (800) 441-7762 or writing the Fund. The returns would have been lower if BlackRock Advisors and its affiliates had not waived or reimbursed certain expenses during these periods.

Investor A Shares

ANNUAL TOTAL RETURNS

BlackRock Short-Term Bond Fund

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.13% (quarter ended June 30, 2009) and the lowest return for a quarter was – 5.04% (quarter ended December 31, 2008).

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
Target Fund—Investor A
Return Before Taxes	2.73%	2.93%	3.17%
Return After Taxes on Distributions	1.69%	1.65%	1.87%
Return After Taxes on Distributions and Sale of Shares	1.77%	1.74%	1.92%
Target Fund—Investor B
Return Before Taxes	0.40%	2.34%	2.72%
Target Fund—Investor C
Return Before Taxes	3.32%	2.53%	2.59%
Target Fund—Investor C1
Return Before Taxes	3.40%	2.71%	2.73%
Target Fund—Institutional
Return Before Taxes	5.42%	3.70%	3.69%
Target Fund—Class R
Return Before Taxes	4.59%	3.00%	3.16%
BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index
(Reflects no deduction for fees, expenses or taxes)	2.82%	4.49%	4.27%

Investor A Shares

ANNUAL TOTAL RETURNS

BlackRock Low Duration Portfolio

(Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.77% (quarter ended September 30, 2009) and the lowest return for a quarter was –6.18% (quarter ended December 31, 2008).

As of 12/31/10
Average Annual Total Returns	1 Year	5 Years	10 Years
Acquiring Fund—Investor A
Return Before Taxes	2.68%	2.92%	3.10%
Return After Taxes on Distributions	1.74%	1.56%	1.78%
Return After Taxes on Distributions and Sale of Shares	1.73%	1.68%	1.85%
Acquiring Fund—Investor B3
Return Before Taxes	0.20%	2.18%	2.49%
Acquiring Fund—Investor C
Return Before Taxes	3.42%	2.65%	2.57%
Acquiring Fund—Investor C3
Return Before Taxes	3.20%	2.54%	2.49%
Acquiring Fund—Institutional
Return Before Taxes	5.44%	3.75%	3.70%
Acquiring Fund—Class R
Return Before Taxes	4.52%	2.84%	2.80%
B of A Merrill Lynch 1-3 Year Treasury Index (Reflects no deduction for fees, expenses or taxes)(1)	2.35%	4.17%	3.92%
B of A Merrill Lynch 1-3 Year US Corporate & Government Index (Reflects no deduction for fees, expenses or taxes)(1)	2.82%	4.49%	4.27%

(1)	Effective March 1, 2010, the Fund changed the benchmark against which it measures its performance from the B of A Merrill Lynch 1-3 Year Treasury Index to the B of A Merrill Lynch 1-3 Year US Corporate & Government Index. The B of A Merrill Lynch 1-3 Year US Corporate & Government Index more accurately reflects the investment strategy of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A shares only, and the after-tax returns for Investor B3, Investor C, Investor C3, Institutional and Class R shares will vary.

The accounting survivor of the Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

The Bank of America Merrill Lynch 1-3 Year U.S. Corporate & Government Index is an unmanaged index comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with a maturity rating from one to three years.

B of A Merrill Lynch 1-3 Year Treasury Index is an unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Management of the Funds

BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages the investments and business operations of the Master Target Portfolio and the Acquiring Fund, subject to the oversight of their respective Boards. While BlackRock Advisors is ultimately responsible for the management of the Master Target Portfolio and the Acquiring Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock Advisors is a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors and its affiliates had approximately $3.561 trillion in investment company and other portfolio assets under management as of December 31, 2010.

Stuart Spodek and Thomas Musmanno are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Master Target Portfolio and the Acquiring Fund. Mr. Spodek and Mr. Musmanno are expected to serve as the portfolio managers of the Combined Fund following the completion of the Reorganization.

Portfolio Managers of the Combined Fund	Primary Role	Since	Title and Recent Biography
Stuart Spodek	Responsible for the day-to-day management of the Fund’s portfolio including setting each Fund’s overall investment strategy and overseeing the management of the Fund.	2007	Managing Director of BlackRock, Inc. since 2002; Co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group since 2007.

Thomas Musmanno, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting each Fund’s overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Director of Merrill Lynch Investment Managers, L.P. from 2004 to 2006.

The Acquiring Fund’s Statement of Additional Information provides additional information about the compensation of the portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in the Acquiring Fund and other funds managed by BlackRock Advisors.

Investment Advisory and Management Agreements

The Trust, on behalf of the Acquiring Fund, has entered into a management agreement with BlackRock Advisors (the “Acquiring Fund Management Agreement”). The Master Target LLC, on behalf of Master Target Portfolio, has entered into a management agreement with BlackRock Advisors (the “Master Target Portfolio Management Agreement,” and together with the Acquiring Fund Management Agreement, the “Management

Agreements”). Pursuant to the Management Agreements, BlackRock Advisors receives for its services to each Fund a management fee at the following annual rates. Under the Acquiring Fund Management Agreement, the management fee decreases as the total assets of the Acquiring Fund increase above the following levels:

(Based on aggregate average daily net assets of the Fund)

Acquiring Fund (S)		Target Fund (T)*		Pro Forma Combined
First $1 billion	0.500%	All Assets	0.210%	First $1 billion	0.500%
$1 billion - $2 billion	0.450%			$1 billion - $2 billion	0.450%
$2 billion - $3 billion	0.425%			$2 billion - $3 billion	0.425%
Greater than $3 billion	0.400%			Greater than $3 billion	0.400%

*	Management Fees are paid by the Master Target LLC.

With respect to the Acquiring Fund, BlackRock Advisors has currently agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Acquiring Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Acquiring Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Acquiring Fund’s business, if any), of each share class of the Acquiring Fund at the levels shown below. (Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Proxy Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.”) To achieve these caps, BlackRock Advisors has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the Acquiring Fund, BlackRock Advisors has currently agreed to contractually and voluntarily waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Total Annual Fund Operating Expenses*
after giving effect to all applicable
expense limitation provisions (excluding
Dividend Expense, Interest Expense,
Acquired Fund Fees and Expenses and
			certain other Fund expenses)**
Fund	Contractual Caps	Voluntary Caps(3)
Target Fund
Investor A	—	—	1.06%
Investor B	—	—	1.74%
Investor C	—	—	1.83%
Investor C1	—	—	1.74%
Institutional	—	—	0.76%
Class R	—	—	1.44%
Acquiring Fund(1)(2)
Investor A	0.84%	—	0.81%
Investor C	1.60%	—	1.53%
Institutional	0.55%	0.45%	0.45%
Class R***	1.65%	—	N/A %
Combined Fund(2),****
Investor A	0.81%	—	0.81%
Investor B3	—	—	1.55%
Investor C	1.53%	—	1.53%
Investor C3	—	—	1.55%
Institutional	0.55%	0.45%	0.45%
Class R	1.65%	—	1.25%

*	As a percentage of average daily net assets.
**	Includes expenses net of contractual fee waivers, any class-level voluntary waivers and waivers that may be imposed upon shares as a result of an equal reduction of fund-level fees for all classes.
***	Class R shares of the Acquiring Fund currently are inactive and have no assets.
****	Assumes the Reorganization had taken place on September 30, 2010.
(1)	The contractual waiver or reimbursement is in effect until February 1, 2012.
(2)	If the Reorganization is approved, BlackRock Advisors has agreed to place the contractual waiver or reimbursement in effect for the Combined Fund until February 1, 2014 for Investor A and Investor C shares. In addition, the Acquiring Fund’s contractual waiver or reimbursement will remain in effect for Institutional and Class R shares of the Combined Fund until February 1, 2012.
(3)	Voluntary waivers or reimbursements may be reduced or discontinued at any time without notice to shareholders.

The Combined Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Voluntary waivers or reimbursements may be reduced or discontinued at any time without notice to shareholders.

The Management Agreement with respect to the Acquiring Fund will remain in place following the Reorganization and the management fee rate of the Combined Fund under the Acquiring Fund Management Agreement will be identical to the current management fee rate applicable to the Acquiring Fund.

A discussion of the Board’s approval of each of the Management Agreements with BlackRock Advisors on behalf of the relevant Fund is included in the applicable Fund’s annual or semi-annual report for the fiscal period ended on the date indicated in the following chart:

Fund	Report for Fiscal Period
Acquiring Fund	9/30/10
Target Fund	5/31/10

BlackRock Advisors will manage the Combined Fund as investment manager, pursuant to the Acquiring Fund Management Agreement, the principal terms of which are described below.

Terms of the Management Agreements. The Management Agreements generally provide that, subject to the oversight of the Board, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the Funds’ assets, (b) supervise continuously the investment of the Funds, (c) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Funds; and (d) provide investment research to the Funds. BlackRock Advisors will provide the services in accordance with the Funds’ respective investment objectives, policies and restrictions as stated in their registration statements and the resolutions of the Board. In addition, the Master Target Portfolio Management Agreement further provides that BlackRock Advisors will furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Target Fund’s Custodian, Transfer Agent and Dividend Disbursing Agent and other service providers) for the Target Fund and to the extent requested by the Master Target LLC, BlackRock Advisors will also provide certain additional administrative services. In connection with the performance of the foregoing administrative services, the Target Fund will reimburse BlackRock Advisors for all of its out of pocket expenses.

Under the Management Agreements, BlackRock Advisors will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940 and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of the Funds’ organizational documents as such are amended from time to time. BlackRock Advisors will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock Advisors will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.

The Management Agreements provide that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the Funds.

Under the Management Agreements, BlackRock Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Management Agreements. Under the Management Agreements, BlackRock Advisors is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management Agreements are terminable as to the Funds by vote of the Board or by the holders of a majority of the outstanding voting securities of the Funds, at any time without penalty, on 60 days’ written notice to BlackRock Advisors. BlackRock Advisors may also terminate its advisory relationship with respect to a Fund on 60 days’ written notice to such Fund. Finally, BlackRock Advisors is liable for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

The Master Target Portfolio Management Agreement provides that the Master Target LLC may, in the discretion of the Board of Directors, indemnify BlackRock Advisors, and each of BlackRock Advisors’ directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (each such person being an “Indemnitee”) against any liabilities and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth in the Master Target Portfolio Management Agreement or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Master Target LLC, and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (a) no Indemnitee shall be indemnified against any liability to the Master Target LLC or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being referred to herein as “disabling conduct”), (b) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Master Target LLC, and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Master Target LLC, and did not involve disabling conduct by such Indemnitee and (c) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Directors of the Master Target LLC, as applicable. The Master Target LLC may also make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought thereunder if certain conditions are met.

Although the Acquiring Fund Management Agreement does not have a similar indemnification provision, under the Acquiring Fund’s Administration Agreement, BlackRock Advisors is entitled to certain indemnification by the Acquiring Fund, as discussed below.

BlackRock Advisors has a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of BlackRock Advisors, with respect to the Master Target Portfolio and the Acquiring Fund under which BlackRock Advisors pays a fee for services it receives equal to a percentage of the advisory fee BlackRock Advisors receives from the Master Target Portfolio and the Acquiring Fund. BlackRock Financial Management, Inc. is responsible for the day-to-day management of the portfolios of the Master Target Portfolio and the Acquiring Fund.

Administration Agreement

BlackRock Advisors and BNY Mellon Investment Servicing (US) Inc. (“BNYM”) (formerly, PNC Global Investment Servicing (U.S.) Inc.) serve as the Acquiring Fund’s co-administrators pursuant to an administration agreement between the Trust, BlackRock Advisors and BNYM (the “Acquiring Fund Administration Agreement”). BlackRock Advisors serves as the Target Fund’s administrator pursuant to an administration agreement between BlackRock Advisors and the Corporation, on behalf of the Target Fund (the “Target Fund Administration Agreement,” and together with the Acquiring Fund Administration Agreement, the “Administration Agreements”).

Under the Administration Agreements, the Acquiring Fund pays to BlackRock Advisors and BNYM a fee, and the Target Fund pays to BlackRock Advisors a fee, in each case computed daily and payable monthly, based on average daily net assets at an aggregate annual rate of:

Acquiring Fund		Target Fund		Pro Forma Combined
First $500 million	0.075%	All Assets	0.250%	First $500 million	0.075%
$500 million - $1 billion	0.065%			$500 million - $1 billion	0.065%
Greater than $1 billion	0.055%			Greater than $1 billion	0.055%

Each share class of the Acquiring Fund also pays to BlackRock Advisors and BNYM a fee based on the average daily net assets allocated to such share class at an aggregate annual rate of:

Acquiring Fund		Pro Forma Combined
First $500 million	0.025%	First $500 million	0.025%
$500 million - $1 billion	0.015%	$500 million - $1 billion	0.015%
Greater than $1 billion	0.005%	Greater than $1 billion	0.005%

The Acquiring Fund Administration Agreement provides that the Trust will separately indemnify, defend and hold harmless BlackRock Advisors and BNYM (each, an “Administrator”), and their respective affiliates (including their respective officers, directors and employees) from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, reasonable attorneys’ fees and disbursements and liabilities arising under any securities laws or blue sky laws) arising directly or indirectly from any action or omission to act taken or omitted by or on behalf of an Administrator (i) in connection with the provision of services thereunder; (ii) at the request or on the direction of or in reasonable reliance on the advice of the Trust; or (iii) upon oral instructions or written instructions reasonably believed to be genuine; provided, that in each case in which indemnification is sought, such Administrator has not acted contrary to the standard of reasonable care and diligence and provided, further, that neither Administrator (nor any of its affiliates) shall be indemnified against any liability (or any expenses incident to such liability) arising out of its (or its affiliates’) own willful misfeasance, bad faith, negligence or breach of the Acquiring Fund Administration Agreement on its part in the performance of its duties under such Agreement.

The Acquiring Fund Administration Agreement will remain in place following the closing of the Reorganization with respect to the Combined Fund.

Other Service Providers

	Acquiring Fund	Target Fund
Custodian	PFPC Trust Company 8800 Tinicum Boulevard Philadelphia, PA 19153	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109

Transfer Agent	BNY Mellon 301 Bellevue Parkway Wilmington, DE 19809	BNY Mellon 301 Bellevue Parkway Wilmington, DE 19809

Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 1700 Market Street Philadelphia, PA 19103	Deloitte & Touche LLP 750 College Road East Princeton, NJ 08540

Accounting Services Provider	BNY Mellon 301 Bellevue Parkway Wilmington, DE 19809	State Street Bank and Trust Company 600 College Road East Princeton, NJ 08540

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Distributor; Distribution and Service Fees

BlackRock Investments, LLC (“BRIL”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, acts as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

The share classes of each Fund are subject to annual service and/or distribution fees at the following rates, expressed as a percentage of a Fund’s average daily net assets attributable to the share class:

	Annual Service Fee Rate		Annual Distribution Fee Rate
Share Class	Target Fund	Acquiring Fund	Target Fund	Acquiring Fund
Investor A	0.25%	0.25%	None	None
Investor B (Target Fund) Investor B3 (Acquiring Fund)	0.25%	0.25%	0.65%	0.65%
Investor C	0.25%	0.25%	0.75%	0.75%
Investor C1 (Target Fund) Investor C3 (Acquiring Fund)	0.25%	0.25%	0.65%	0.65%
Institutional	None	None	None	None
Class R	0.25%	0.25%*	0.25%	0.25%*

* Class R Shares of the Acquiring Fund are inactive and have no assets.

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s distribution and service fees will be applied to investors currently holding Investor A, Investor C, Institutional and Class R shares of their Fund. Investors currently holding Investor B and Investor C1 shares of the Target Fund will hold Investor B3 and Investor C3 shares of the Acquiring Fund, respectively, and the Acquiring Fund’s distribution and service fees for Investor B3 and Investor C3 shares, respectively, will be applied to these investors. Holders of Investor B and Investor C1 shares of the Target Fund will pay the same distribution and service fees following the Reorganization as these investors currently pay.

Dividends and Distributions

The Acquiring Fund will distribute net investment income, if any, at least monthly. The Acquiring Fund’s Board may change the timing of such dividend payments. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually at a date determined by the Fund’s Board. Following the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund.

Purchase, Exchange, Redemption and Valuation of Shares

Shareholders should refer to the Acquiring Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Acquiring Fund, which policies and procedures will be the same for the Combined Fund following the closing of the Reorganization except as noted below.

Purchasing Shares. The Acquiring Fund offers its shares to the public on a continuous basis. Investor A, Investor C and Institutional shares may be purchased through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. Class R shares of the Acquiring Fund are currently not available for purchase, but will be available for purchase upon the closing of the Reorganization. Class R shares are available only to certain retirement and other similar plans. Only certain investors are eligible to buy Institutional shares. Investor B3 and Investor C3 shareholders can purchase shares of another class of the Fund, subject to meeting applicable eligibility requirements. Shareholders of the Acquiring Fund may purchase their shares at Net Asset Value (“NAV”), which is computed as of the close of trading on the New York Stock Exchange (“NYSE”) on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

The Investor B3 Shares and Investor C3 shares acquired in the Reorganization will count for purposes of qualifying for the reduced sales charges or breakpoints available under the Right of Accumulation, as set forth in each Fund’s prospectus. Investor B3 and Investor C3 shares are closed to new purchases (except for shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the Reorganization).

Exchanging Shares. Acquiring Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock Advisors mutual fund complex, provided that the share class and fund is available and open to new investors, except as noted below. There is a minimum required amount for exchanges of Acquiring Fund Investor A, Investor B, Investor B3, Investor C or Investor C3 shares of $1,000 and none for Institutional shares. Shares are exchanged at NAV. No exchange privilege is available for Class R shares.

Shareholders that receive Investor B3 shares or Investor C3 shares in the Reorganization will have an exchange privilege into Investor B and Investor C shares, respectively, of the Combined Fund.

Redeeming Shares. The Acquiring Fund does not charge a redemption fee. Institutional shares and Class R shares are redeemed at NAV, while Investor A, Investor B3, Investor C and Investor C3 shares are redeemed at NAV, adjusted for any applicable deferred sales charges. Investor A shares do not have a CDSC, except there is a CDSC of 0.75% for redemption of an investment of $1 million or more and the redemption is made within 18 months after the investment. Investor B3 shares have a CDSC of 4.00% for redemption of an investment within two years, and the CDSC for Investor B3 shares decreases for redemptions made in subsequent years, with no CDSC after six years. Investor C and Investor C3 shares have a CDSC of 1.00% for redemption of an investment within 12 months after the investment. Investor A, Investor B3, Investor C, Investor C3, Class R and Institutional shares may be redeemed through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. NAV of the Acquiring Fund is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

Comparison of Valuation Policies. The valuation policies of the Funds are identical. Each Fund uses current market quotations to value its portfolio securities, if such quotations are readily available and reflect the fair value of the security. In the absence of current market quotations, or if current market quotations are available but, in the judgment of the Fund’s adviser, do not reflect the fair value of a security, each Fund uses fair valuation policies to determine the value of a security. The Board of each Fund has designated a separate pricing/valuation committee with the responsibility for day-to-day determinations of fair value. Each Fund’s policies also provide for the use of independent pricing services to assist in the determination of fair value.

Combined Fund. The Combined Fund’s valuation policies will be those of the Acquiring Fund, which are identical to those of the Target Fund.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BRIL, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Disclosure of Portfolio Holdings

For a discussion of the Acquiring Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Acquiring Fund’s Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Market Timing Trading Policies and Procedures

The Funds have identical market timing policies. See the Acquiring Fund’s Prospectus—“Account Information—Short-Term Trading Policy.”

FINANCIAL HIGHLIGHTS

The financial highlights tables for the existing share classes of the Acquiring Fund that are contained in the Acquiring Fund’s Prospectuses, copies of which accompany this Combined Prospectus/Proxy Statement, have been derived from the financial statements audited by Deloitte & Touche LLP. Financial highlights tables from the share classes of the Target Fund may be found in the Target Fund’s Prospectuses and Annual Reports and Semi-Annual Report, which are available without charge by calling (800) 441-7762.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II and is incorporated herein by reference.

General

Under the Reorganization Agreement, the Target Fund will transfer its assets to the Acquiring Fund in exchange for certain stated liabilities of the Target Fund and shares of the Acquiring Fund. The form of the Reorganization Agreement is attached as Appendix II—“Form of Agreement and Plan of Reorganization.” The shares of the Acquiring Fund issued to the Target Fund will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix II) of the Reorganization (the “Valuation Time”). Upon receipt by a Target Fund of the shares of the Acquiring Fund, the Target Fund will distribute the shares to its shareholders, and thereafter the Target Fund and the Master Target Portfolio will be terminated as series of the Corporation and the Master Target LLC, respectively.

The distribution of Acquiring Fund shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the respective pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

As a result of the Reorganization, the relevant Target Fund shareholder will own the same class of shares of the Acquiring Fund, except that Investor B shares will be exchanged for Investor B3 shares and Investor C1 shares will be exchanged for Investor C3 shares as indicated in the table below. A Target Fund shareholder will receive shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

Target Fund Shares	Combined Fund Shares
Institutional	Institutional
Investor A	Investor A
Investor B	Investor B3
Investor C	Investor C
Investor C1	Investor C3
Class R	Class R

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire the assets of the Target Fund on the Closing Date in consideration for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund.

On the Closing Date, the Target Fund will transfer to the Acquiring Fund its assets in exchange solely for the shares of the Acquiring Fund that are equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Funds, and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Target Fund expects to distribute the shares of the Acquiring Fund to the shareholders of the Target Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed in accordance with applicable state law and the charter of the Target Fund. Thereafter, the Target Fund and the Master Target Portfolio will be terminated as series of the Corporation and the Master Target LLC, respectively.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the applicable Reorganization Agreement, the obligations of the Acquiring Fund and Target Fund, respectively, are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Fund’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Funds, either before or after approval thereof by the shareholders of the Target Fund.

The Board, including all of the Independent Board Members, recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund (as described more fully in “Reasons for the Reorganizations” below) and that the interests of existing shareholders of the Target Fund will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•

that the investment objectives of the Target Fund and the Acquiring Fund are substantially similar. The fact that certain strategies of the Target Fund and the Acquiring Fund are similar and compatible, while others are different. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

that, assuming the Reorganization had occurred on September 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund as of May 31, 2010 and (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of May 31, 2010, after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding the effect of certain fees and expenses) that BlackRock Advisors has agreed to implement with respect to certain share classes until February 1, 2014.

•

that, if the Reorganization is approved, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses following the closing of the Reorganization until February 1, 2014 in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.81% (for Investor A shares) and 1.53% (for Investor C shares) of average daily net assets.

•

the expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

•

that the same portfolio management team (as described below under “Comparison of the Funds—Management of the Funds) that currently manages the Master Target Portfolio and the Acquiring Fund is expected to manage the Combined Fund following the closing of the Reorganization.

•

that although the contractual and effective management fee rates for the Combined Fund are expected to be higher than the contractual and effective management rates for the Master Target Portfolio after completion of the Reorganization, assuming the Reorganization had occurred on September 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund as of May 31, 2010 and (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of May 31, 2010, after taking into account applicable contractual fee waivers and/or expense reimbursements (as discussed above).

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

•

that the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated above in “Information about the Reorganization—General.”

•

that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, and the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

that the aggregate net asset value of the shares that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that shareholders of the Target Fund will not be diluted as a result of the Reorganization.

•

that the Target Fund’s portion of the costs associated with the Reorganization will be paid by the Target Fund, regardless of whether the Reorganization is consummated. BlackRock Advisors or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization.

For these and other reasons, the Board, including all of the Independent Board Members, concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Target Fund and the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that each Fund receive an opinion from Willkie Farr & Gallagher LLP, special tax counsel to each Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Target Fund except for (A) any gain or loss that may be recognized on “Section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Fund.

•

No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

•

The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

•

The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

•

The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Target Fund upon the transfer, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund except for any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

Each opinion of Willkie Farr & Gallagher LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering each opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the applicable Reorganization will be consummated in accordance with the operative documents. Each opinion will not express an opinion as to the tax effects to the Target Fund or the Acquiring

Fund from the marking to market of certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

A portion of the portfolio assets of the Target Fund may be sold in connection with the Reorganization, and a portion of such assets may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

The capital loss carryforwards of the Acquiring Fund and the Target Fund should not be limited by reason of the Reorganization. For five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the one Fund (if any) with capital loss carryforwards attributable to the other Fund. Shareholders of the Target Fund are expected to experience some dilution on their capital loss carryforwards per share as a result of the Reorganization. As a result, it is possible that the shareholders of the Target Fund would receive taxable distributions of capital gains earlier than they would have in the absences of the Reorganization.

Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

The Target Fund’s portion of the costs associated with the Reorganization will be paid by the Target Fund. BlackRock Advisors or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization. The estimated expenses of the Reorganization are $292,335 for the Target Fund and $106,523 for the Acquiring Fund. The foregoing estimated expenses for the Target Fund will be borne by the Target Fund regardless of whether its Reorganization is consummated.

The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, attending the Board meeting and preparing the minutes of the Board meeting, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 Registration Statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Acquiring Fund will establish a position for each Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. If you currently hold certificates representing your shares of a Target Fund, it is not necessary to surrender such certificates. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher LLP, special tax counsel to the Acquiring Fund. Certain matters concerning the issuance of shares of the Acquiring Fund will be passed on by Bingham McCutchen LLP, which serves as Massachusetts counsel to the Trust.

OTHER INFORMATION

Capitalization

The following table sets forth as of September 30, 2010: (i) the unaudited capitalization of the Target Fund; (ii) the unaudited capitalization of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been completed. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Target Fund

	Investor A	Investor B	Investor C	Investor C3(1)	Institutional	Class R	Total
Net assets	$282,697,799	$22,213,318	$107,464,156	$52,847,729	$130,785,696	$7,698,242	$603,706,940
Shares outstanding	28,423,289	2,238,213	10,825,407	5,326,195	13,141,768	775,414	60,730,286
Net asset value	$9.95	$9.92	$9.93	$9.92	$9.95	$9.93	$9.94

Acquiring Fund

	Investor A	Investor A1	Investor B	Investor B1	Investor B2	Investor C	Investor C1
Net assets	$191,078,872	$24,987,268	$4,867,118	$546,576	$3,549,487	$108,010,090	$5,190,959
Shares outstanding	19,706,255	2,574,405	501,660	56,370	366,046	11,141,841	535,317
Net asset value	$9.70	$9.71	$9.70	$9.70	$9.70	$9.69	$9.70

	Investor C2	Institutional	Service	BlackRock	Total
Net assets	$18,150,603	$306,895,057	$694,407,091	$289,967,856	$1,647,650,977
Shares outstanding	1,871,876	31,637,754	71,612,545	29,922,930	169,926,999
Net asset value	$9.70	$9.70	$9.70	$9.69	$9.70

Pro Forma Adjustments (assuming the Reorganization of the Target Fund into the Acquiring Fund)(3)

	Investor A	Investor A1	Investor B	Investor B1	Investor B2	Investor B3(1)	Investor C
Net assets	$2,804,347	$3,549,487	$(22,213,318)	$(546,576)	$(3,549,487)	$22,138,298	$(559,616)
Shares outstanding	1,020,991	365,699	(2,238,213)	(56,370)	(366,046)	2,281,822	202,390

	Investor C1	Investor C2	Investor C3[1]	Institutional	Class R	Service	BlackRock	Total
Net assets	$(58,038,688)	$—	$52,672,632	$(1,817,988)	$(66,077)	$—	$—	$(5,626,986)
Shares outstanding	(5,861,512)	—	5,432,141	153,489	11,703	—	—	946,094

Target Fund into Acquiring Fund:

Pro Forma Combined Fund(2)(3)

	Investor A	Investor A1	Investor B	Investor B3(1)	Investor C	Investor C2
Net assets	$476,581,102	$28,536,755	$4,867,118	$22,138,298	$214,914,630	$18,150,603
Shares outstanding	49,150,535	2,940,104	501,660	2,281,822	22,169,638	1,871,876
Net asset value	$9.70	$9.71	$9.70	$9.70	$9.69	$9.70

	Investor C3(1)	Institutional	Class R	Service	BlackRock	Total
Net assets	$52,672,632	$435,862,765	$7,632,165	$694,407,091	$289,967,856	$2,245,731,015
Shares outstanding	5,432,141	44,933,011	787,117	71,612,545	29,922,930	231,603,379
Net asset value	$9.70	$9.70	$9.70	$9.70	$9.69	$9.70

(1)	Acquiring Fund does not currently offer Investor B3 or Investor C3 shares.
(2)	Reflects the distribution of undistributed net investment income of $5,334,567 attributable to the Target Fund and the charge for estimated reorganization expenses of $292,335 attributable to the Target Fund.
(3)	Assumes the Reorganization had taken place as of September 30, 2010.

Shareholder Information

As of the Record Date, there were                      shares of the Target Fund outstanding. [As of such date, the Board members and officers of the Corporation as a group owned less than 1% of the shares of the Target Fund.] As of such date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

[INSERT 5% SHAREHOLDER INFORMATION]

As of the Record Date, there were                      shares of the Acquiring Fund outstanding. [As of such date, the Board members and officers of the Trust as a group owned less than 1% of the shares of the Acquiring Fund.] As of such date, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund except as follows:

[INSERT 5% SHAREHOLDER INFORMATION]

Shareholder Rights and Obligations

The Target Fund is a series of BlackRock Short-Term Bond Series, Inc., a corporation organized under the laws of the State of Maryland. Under the Corporation’s charter, the Target Fund is authorized to issue 800,000,000 shares of common stock, with a par value of $0.10 per share (100,000,000 shares of common stock for each of Investor A, Investor C, Investor C1 and Institutional shares and 200,000,000 shares of common stock for each of Investor B and Class R shares). The Acquiring Fund is a series of BlackRock Funds II, a business trust organized under the laws of the Commonwealth of Massachusetts. Under the Trust’s organizational documents, the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.001 per share.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and have exclusive voting rights with respect to matters relating to the class’ account maintenance and/or distribution expenditures.

There are no preemptive rights in connection with shares of the Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations and Massachusetts Business Trusts

The following description is based on relevant provisions of the Maryland General Corporation Law and applicable Massachusetts law and a Fund’s operative documents. This summary does not purport to be complete and we refer you to the Maryland General Corporation Law, applicable Massachusetts law and the relevant Fund’s operative documents.

In General

A fund organized as a series of a Massachusetts business trust, such as the Trust, of which the Acquiring Fund is a series, is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, such as those of Delaware, provide.

A fund organized as a Maryland corporation, such as the Corporation, of which the Target Fund is a series, on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland corporation’s charter and bylaws. For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust for the Trust (“Declaration”) contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration contains such provisions.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The charter of the Corporation contains such provisions.

Election and Removal of Directors

Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of the Corporation may elect directors at any annual meeting or a special meeting in lieu thereof. Provided the charter or bylaws so provides, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. The Corporation’s bylaws contain such a provision. Shareholders may, in accordance with the terms of the charter and bylaws of the Corporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in service or distribution fees or of a change in fundamental policies, objectives or restrictions.

Amendments to the Charter

Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The charter of the Corporation permits the Board to do so. The MGCL permits the board of directors of an open-end investment company to supplement the charter without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The Corporation’s charter does not prohibit the Corporation Board from doing so.

Issuance of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Business Trusts

The Acquiring Fund is governed by the Trust’s Declaration of Trust (the “Declaration”) and Code of Regulations (the “By-Laws”, together with the Declaration, the “Governing Documents”). Under the Declaration, any determination as to what is in the interests of the Trust made by the Trustees in good faith is conclusive, and in construing the provisions of the Declaration, there is a presumption in favor of a grant of power to the Trustees. Further, the Declaration provides that certain determinations made in good faith by the Trustees are binding upon the Trust and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the Acquiring Fund’s Governing Documents.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

The Declaration requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as shareholder of a Massachusetts business corporation) and certain amendments to the Declaration, Shareholders have no power to vote on any matter except as required by applicable law, the Governing Documents, or as otherwise determined by the Trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Trustees or certain officers and by the written request of shareholders owning at least ten percent of the outstanding shares entitled to vote. The Declaration provides that the presence, in person or by proxy, of the shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter. Except as may otherwise be required by applicable law, the Declaration or the Trustees, the affirmative vote of a majority of the shares present in person or by proxy is required to approve a matter, except that Trustees are elected by plurality vote.

Election and Removal of Trustees

The Declaration provides that the Trustees determine the size of the board of trustees, subject to a maximum of twenty, and to set and alter the terms of office of the trustees, and may make their terms of unlimited duration. It also provides that vacancies on the board of trustees may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A Trustee may be removed at any time with or without cause by action of at least two-thirds of the remaining Trustees.

Issuance of Shares

Under the Declaration, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any pre-emptive rights or other rights to subscribe to additional shares. Shares are subject to such other preference, conversion, exchange or similar rights, as the Trustees may determine.

Series and Classes

The Declaration gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The Trustees are also authorized to merge or terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declaration

Amendments to the Declaration generally require a vote by a majority of the outstanding shares, voting in the aggregate and not by class except to the extent that applicable law may require voting by class, although certain amendments may be made by the Trustees without a shareholder vote. However, no amendment may be made that would impair the exemption from personal liability of the trustees or shareholders of the trust, or that would permit an assessment upon any shareholder.

Shareholder, Trustee and Officer Liability

The Governing Documents provide that shareholders have no personal liability for the acts or obligations of the Trust and require the Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Governing Documents provide that any person who is a trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Governing Documents further provide for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration also provides that Trustees may rely in good faith on expert advice.

Derivative Actions

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The foregoing is only a summary of certain rights of shareholders under the charter documents governing the Corporation and the Trust and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Acquiring Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not completed, the Target Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Target Fund should send such proposal to the BlackRock Funds, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Acquiring Fund should send such proposal to the BlackRock Funds, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Under the Corporation’s by-laws, in order for a shareholder proposal to be considered for presentation at a shareholders’ meeting, other than a proposal presented under rules promulgated by the SEC, the shareholder making the proposal must meet the requirements set out in the by-laws or Code of Regulations, including with respect to the timeliness of submissions. To be timely, a shareholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Fund not later than the close of business on the fifth (5th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs.

Solicitation of Proxies

[Solicitations of proxies are being made on behalf of the Target Fund and the Board primarily by the mailing of the Notice of Special Meeting of Shareholders and this Combined Prospectus/Proxy Statement with its enclosures on or about [                    ], 2011. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Target Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Target Fund has retained [                    ]), located at [                    ], a professional proxy solicitation firm, to assist with the solicitation of proxies. In addition, [Broadridge Financial Solutions, Inc. (“Broadridge”), located at 51 Mercedes Way, Edgewood, New York 11717,] will assist the Target Fund in the distribution of proxy materials and the tabulation of proxies. Target Fund shareholders may receive a telephone call from [                    ] asking them to vote. The proxy mailing, tabulation and solicitation expenses in connection with the combination of the Target Fund with the Acquiring Fund are estimated to be approximately $[            ], which will be borne by the Target Fund.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Target Fund. Representatives of BlackRock Advisors and its affiliates and other representatives of the Target Fund may also solicit proxies. Questions about the proposal should be directed to [                    ] at [phone number].

[                    ] [and/or Broadridge] will assist with the mailing and tabulation effort and may also solicit proxies by contacting shareholders by telephone.]

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the Target Fund into the Acquiring Fund and the solicitation of proxies by and on behalf of the Board for use at the Special Meeting. The Special Meeting will be held on Friday, June 24, 2011 at 12:00 p.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or at such later time as is made necessary by adjournment or postponement.

As of the Record Date, the Target Fund had the following number of shares outstanding:

Share Class	Number of Shares
Investor A	[	]
Investor B	[	]
Investor C	[	]
Investor C1	[	]
Institutional	[	]
Class R	[	]

Only shareholders of record on April 27, 2011 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval by the Target Fund of the proposed Reorganization will require the affirmative vote of a majority of the shares outstanding and entitled to vote at the Target Fund’s Special Meeting, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Fund, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The Board has fixed the close of business on April 27, 2011 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card or by submitting a Proxy by telephone or over the Internet), the shares of the Target Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof.

The holders of one third of the shares entitled to vote on any matter at the Special Meeting present or by proxy shall constitute a quorum.

The chairman of any meeting of the shareholders may adjourn the meeting from time to time to reconvene at the same or some other place, whether or not a quorum is present. Notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken and the adjourned meeting is held not more than 120 days after the original record date. If a shareholder vote is called and a quorum is present, any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Corporation present in person or by proxy and entitled to vote on such adjournment; if a quorum is not present, any such adjournment will require the affirmative vote of the holders of a majority of votes cast. At the adjourned meeting, any business may be transacted that might have been transacted at the original meeting. The absence from any meeting, in person or by proxy, of a quorum for action upon any given matter shall not prevent action at such meeting upon any other matter or matters that properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum in respect of such other matters. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners may vote on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum. Abstentions and broker non-votes will be treated as votes against the Reorganization.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the Reorganization. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

Target Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via touchtone telephone or the Internet using the instructions provided on the enclosed proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Corporation, or by voting in person at the Special Meeting.

Voting by Mail. To vote by mail, you should date and sign the proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card. At the prompt, follow the menu. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand.

Internet Voting. To vote over the Internet, please log on to the website listed on your proxy card and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card, you may vote them during the same session.

Additional Information. Shareholders voting their Proxies by telephone or Internet need not return their proxy card by mail.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or

the Internet to submit voting instructions, the shareholder is authorizing [            ,] a tabulation agent, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

The Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

[            ], 2011

APPENDIX I

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Target Fund may not:

1. Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities (“U.S. government securities”), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) more than 25% of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry; provided that the Fund may invest all of its assets in an open-end management investment company, or series thereof, with substantially the same investment objective and policies as the Fund, without regard to the limitations set forth in this paragraph

2. Purchase securities on margin (but the Fund may obtain such short-term credit as may be necessary for the clearance of transactions), provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin

3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time.

4. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. (The Fund may borrow from banks or enter into reverse repurchase agreements and pledge assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300%.)

5. Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer; provided that the Fund may invest all of its assets in an open-end management investment company, or series thereof, with substantially the same investment objective and policies as the Fund, without regard to the limitations set forth in this paragraph.

6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws; provided that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective and policies as the Fund shall not constitute an underwriting for purposes of this paragraph.

7. Make investments for the purpose of exercising control or management; provided that the Fund may invest all of its assets in an open-end management investment company, or series thereof, with substantially the same investment objective and policies as the Fund, without regard to the limitations set forth in this paragraph

8. Participate on a joint or joint and several basis in any trading account in securities.

9. Make loans, except (i) through repurchase agreements or (ii) having an aggregate market value not in excess of one-third of the total assets of the Fund. The acquisition of debt obligations in which the Fund may invest is not considered the making of a loan.

10. Buy and sell commodities and commodity contracts and real estate and interests in real estate except to the extent set forth in the Prospectus and Statement of Additional Information.

The Acquiring Fund may not:

1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

2. Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

3. Issue senior securities, borrow money or pledge its assets, except that a Fund may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

4. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

6. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

8. Purchase securities of companies for the purpose of exercising control.

9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund’s transactions in futures contracts and related options or a

Fund’s sale of securities short against the box, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities

10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

11. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

12. Purchase or sell commodities except that each Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2011, by and between BlackRock Short-Term Bond Series, Inc., a registered investment company and a Maryland corporation (the “Target Company”), on behalf of BlackRock Short-Term Bond Fund, a separate series of the Target Company (the “Target Fund”), and BlackRock Funds II, a registered investment company and a Massachusetts business trust (the “Acquiring Company”), on behalf of BlackRock Low Duration Bond Portfolio, a separate series of the Acquiring Company (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund and Investor A, Investor B3, Investor C, Investor C3, Institutional and Class R shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund, and (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”); and (iv) if applicable, the termination, dissolution and complete liquidation of the Master Target Fund, a series of the Master Target LLC (as each term is defined below).

WHEREAS, the Target Company and the Acquiring Company are both open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Target Fund invests substantially all of its assets in BlackRock Short-Term Bond Master Portfolio (“Master Target Fund”), a series of BlackRock Short-Term Bond Master LLC (“Master Target LLC”), a Delaware limited liability company;

WHEREAS, the Master Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Acquiring Company has determined that the Reorganization is in the best interests of the Acquiring Fund;

WHEREAS, the Board of Directors of the Target Fund has determined that the Reorganization is in the best interests of the Target Fund and determined that the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund shareholders as of the record date for determining the Target Fund shareholders entitled to vote at such meeting (the “Shareholder Meeting Record Date”);

WHEREAS, if the shareholders of the Target Fund approve this Agreement and all other conditions precedent have been met to effect the Reorganization as contemplated by this Agreement, the Master Target Fund will, immediately after the Closing, or as soon as practicable thereafter, make a distribution in kind of all of its assets to the Acquiring Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund, agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund, agrees: (a) to deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (i) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund with respect to each class of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For purposes of this Agreement, the Investor A shares of the Target Fund correspond to the Investor A shares of the Acquiring Fund, Investor B shares of the Target Fund correspond to Investor B3 shares of the Acquiring Fund, Investor C1 shares of the Target Fund correspond to Investor C3 shares of the Acquiring Fund, Institutional shares of the Target Fund correspond to Institutional shares of the Acquiring Fund and Class R shares of the Target Fund correspond to Class R shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the Target Fund’s rights under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Target Fund, will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations of the Target Fund, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, (i) the Target Company shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date and (ii) the Acquiring Company shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, (i) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Company Shares received by the Target Company. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of Acquiring Fund Shares due Target Fund Shareholders and (ii) the Target Fund will dissolve as a separate series of the Target Company. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Company, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Company, on behalf of the Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE ACQUIRING COMPANY; ACTION BY TARGET COMPANY. The Acquiring Company shall take all actions expressed herein as being the obligations of the Acquiring Company, on behalf of the Acquiring Fund. The Target Company shall take all actions expressed herein as being the obligations of the Target Company, on behalf of the Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of Stated Liabilities of the Target Fund assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Investor A, Investor B3, Investor C3, Institutional and Class R Acquiring Fund Shares shall be the net asset value per share for the Investor A, Investor B, Investor C1, Institutional and Class R Shares, respectively, of the Target Fund computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the third quarter of 2011, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian (the “Target Fund Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Target Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct the Target Fund’s transfer agent, (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent (the “Acquiring Fund Transfer Agent”) to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET COMPANY ON BEHALF OF THE TARGET FUND. The Target Company, on behalf of the Target Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

(a) The Target Company is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Target Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Company or the Target Fund. The Target Fund is a legally designated, separate series of the Target Company. The Target Company, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 of the Acquiring Company and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the SEC and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Company and the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Target Company and the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Fund with respect to the Target Company or the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Company’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Company on behalf of the Target Fund will not result in the violation of Maryland law, or any provision of the Target Company’s articles of incorporation or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Company is a party on behalf of the Target Fund or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Company result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Company is a party, on behalf of the Target Fund, or by which the Target Fund is bound.

(f) The Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Company’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) (i) The audited financial statements of the Target Fund as of May 31, 2010 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Target Fund for the six months ended November 30, 2010 have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements as of May 31, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since May 31, 2010 there has not been (i) any pending or to the knowledge of the Target Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Company’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Target Company is authorized to issue 800,000,000 shares of common stock, par value $0.10 per share. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund’s Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Subject to the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, (i) the Target Company on behalf of the Target Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Target Company; and (iii) this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Target Company on behalf of the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

(r) The Target Company has called a special meeting of Target Fund shareholders as of the Shareholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 24, 2011 (or such other date as the parties may agree to in writing).

(s) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

4.2 REPRESENTATIONS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Target Company, on behalf of the Target Fund, as follows:

(a) The Acquiring Company is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Acquiring Company’s declaration of trust. The Acquiring Company has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The Acquiring Company is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Company or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Acquiring Company. The Acquiring Company, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Acquiring Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Company and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Company and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning Target Company or the Target Fund furnished to the Acquiring Company by the Target Fund. Any written information furnished by the Acquiring Company with respect to the Acquiring Company or the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The prospectus, statement of additional information and shareholder reports of the Acquiring Company, in each case relating to the Acquiring Fund, and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Company, on behalf of the Acquiring Fund, will not result in the violation of, Massachusetts law or any provision of the Acquiring Company’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Company’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) (i) The audited financial statements of the Acquiring Fund as of September 30, 2010 and for the fiscal year then ended have been prepared in accordance with GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Acquiring Fund for the six months ended March 31, 2011 will be prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) will fairly reflect in all material respects the financial condition and the results of operations of Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of September 30, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since September 30, 2010, there has not been (i) any pending or to the knowledge of the Acquiring Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The Acquiring Company is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(m) The Acquiring Company on behalf of the Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Acquiring Company. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Company, on behalf of the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

(o) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND, AND THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.6, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and Stated Liabilities of the Target Fund as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Company.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Company’s officers and agents all books and records of the Target Fund, and the Acquiring

Fund shall make available to the Target Company’s officers and agents all books and records of the Acquiring Company relating to the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Target Company, on behalf of the Target Fund, will terminate all agreements to which the Target Company on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Company on behalf of the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Company, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Target Fund contemplated by Section 4.1(r) and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with such meeting of the shareholders of the Target Fund to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing and filing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

Neither the Acquiring Fund (nor the Acquiring Company on behalf of the Acquiring Fund) nor the Target Fund (nor the Target Company on behalf of the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, special United States federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Company and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Acquiring Company, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Company shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

5.12 PROXY. The Target Company, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the combined prospectus/proxy statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Acquiring Company, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of Directors of the Target Company has approved this Agreement, with respect to the Target Fund.

6.3 The shareholders of the Target Fund have approved this Agreement in the manner specified Combined Prospectus/Proxy Statement in the Registration Statement.

6.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Acquiring Company Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Company, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.3 The Board of Trustees of the Acquiring Company has approved this Agreement with respect to the Acquiring Fund.

7.4 The shareholders of the Target Fund have approved this Agreement in the manner specified in the combined prospectus/proxy statement contained in the Registration Statement.

7.5 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

7.6 The Target Company, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which the Target Fund is a party (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND, AND THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Company, the Target Fund, the Acquiring Company or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the Target Fund shareholders as of the Shareholder Meeting Record Date in accordance with the provisions of the Target Company’s articles of incorporation and bylaws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Target Company, on behalf of the Target Fund, may waive the condition set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Target Fund, the Acquiring Fund, the Target Company or the Acquiring Company or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Acquiring Company, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, each shall have received an opinion of Willkie Farr & Gallagher LLP, special United States tax counsel to the Acquiring Fund, and the Target Company, on behalf of the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund;

(c) under Section 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(e) under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

(f) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) under Section 362(b) of the Code, the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(h) under Section 1223(2) of the Code, the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Target Company, on behalf of the Target Fund, may waive the conditions set forth in this paragraph 8.6.

The Tax Opinion will not express an opinion as to the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

The Target Fund, the Acquiring Fund (for purposes of this Article IX only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors or Board of Trustees. The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, attending the Board meeting and preparing the minutes of the Board meeting, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Combined Prospectus/Proxy Statement contained in the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing, which expenses will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon methodology as appropriate, unless BlackRock Advisors, LLC or one of its affiliates has agreed to bear the expenses of a particular Fund pursuant to a separate arrangement between BlackRock Advisors, LLC and such Fund. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Company, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Company on behalf of the Acquiring Fund the Target Company on behalf of the Target Fund. In addition, the Acquiring Company or the Target Company may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party, or its respective Board of Directors or Board of Trustees (each, a “Board”), or officers, as applicable, to the other party or its respective Board. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Company and the Target Company as specifically authorized by their respective Board provided, however, that, following the meeting of the Target Fund shareholders called by the Target Company pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Acquiring Company Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Company personally, but shall bind only the property of the Acquiring Fund, as provided in the Acquiring Company’s declaration of trust and bylaws. Moreover, no series of the Acquiring Company other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Fund hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Company on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Company, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Company, as provided in the Acquiring Company’s declaration of trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK SHORT-TERM BOND SERIES, INC. on behalf of its series, BLACKROCK SHORT-TERM BOND FUND

By:
Name: Title:

BLACKROCK FUNDS II, on behalf of its series, BLACKROCK LOW DURATION BOND PORTFOLIO

By:
Name: Title:

BLACKROCK SHORT-TERM BOND SERIES, INC.

BLACKROCK SHORT-TERM BOND FUND

BLACKROCK FUNDS II

BLACKROCK LOW DURATION BOND PORTFOLIO

PART B

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2011

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the BlackRock Short-Term Bond Fund (the “Target Fund”), a series of BlackRock Short-Term Bond Series, Inc. (the “Corporation”), into the BlackRock Low Duration Bond Portfolio (the “Acquiring Fund” and together with the Target Fund, the “Funds”), a series of BlackRock Funds II (the “Trust”).

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated [            ], 2011 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of the assets of the Target Fund in exchange for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund. The Target Fund will distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

*	The accompanying notes are an integral part of the pro forma condensed combined financial statements and schedule.

ADDITIONAL INFORMATION ABOUT THE

TARGET FUND AND ACQUIRING FUND

For the Target Fund: Incorporates by reference the Annual Report to Shareholders for the fiscal year ended May 31, 2010, filed August 5, 2010 (SEC Accession No. 0001171200-10-000763), as filed with the Securities and Exchange Commission (the “SEC”), and the Semi-Annual Report to Shareholders for the reporting period ended November 30, 2010, filed (SEC Accession No. 0001171200-11-000088), as filed with the SEC.

For the Acquiring Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the Acquiring Fund dated January 28, 2011 as supplemented (SEC Accession No. 333-142592); and the Annual Report for the fiscal year ended September 30, 2010, filed December 2, 2010 (SEC Accession No.  0001193125-10-272918) as filed with the SEC.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of the Target Fund for the fiscal year ended May 31, 2010, (ii) the Semi-Annual Report to Shareholders of the Target Fund for the reporting period ended November 30, 2010, and (iii) the Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended September 30, 2010, each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accountants therein, are incorporated herein by reference.

Unaudited pro forma condensed combined financial statements of the Target Fund and the Acquiring Fund are provided on the following pages.

The unaudited pro forma condensed combined schedule of investments and pro forma condensed combined statement of assets and liabilities reflect financial positions as if the Reorganization occurred on September 30, 2010. The unaudited pro forma condensed combined statement of operations reflects expenses for the twelve months ended September 30, 2010. The pro forma condensed combined financial statements give effect to the proposed exchange of assets of the Target Fund in consideration for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, with the Acquiring Fund being the surviving entity. The proposed Reorganization will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and do not anticipate disposing of or requesting the disposition of any material portion of the holdings of the Target Fund in preparation for, or as a result of, the Reorganization. Consequently, no material transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization. The portfolio managers will, however, need to evaluate the portfolio of the Combined Fund on a continuing basis and the foregoing statement is not intended to be a representation that portfolio holdings of the Target Fund or the Acquiring Fund will not be disposed of in the future.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Asset-Backed Securities		Par (000)	Value	Par (000)	Value	Par (000)	Value
Advanta Business Card Master Trust, Series 2007-A5, Class A5, 0.76%, 8/20/13 (a)	USD	2,412	$2,405,490	969	$966,749	3,381	$3,372,239
Aegis Asset-Backed Securities Trust, Series 2006-1, Class A1, 0.34%, 1/25/37 (a)		3	3,059	86	85,641	89	88,700
AEP Texas Central Transition Funding LLC, Series 2006-A, Class A2, 4.98%, 7/01/13		207	219,543	5,332	5,642,265	5,539	5,861,808
AmeriCredit Automobile Receivables Trust:
Series 2008-2, Class A2, 4.26%, 8/06/12 (a)		1,631	1,643,979	847	853,171	2,478	2,497,150
Series 2007-AX, Class A4, 0.30%, 10/06/13 (a)		6,216	6,197,277	2,642	2,633,843	8,858	8,831,120
Ameriquest Mortgage Securities, Inc., Series 2004-FR1, Class A5 05/25/2034 (a)		—	—	2,797	2,786,858	2,797	2,786,858
AMRESCO Independence Funding, Inc., Series 1999-1A, Class A, 1.75%, 7/15/26 (a)(b)		1,680	1,313,466	—	—	1,680	1,313,466
Arran Funding Ltd., Series 2005-B, Class A3, 0.81%, 12/15/12 (a)		10,000	15,671,993	4,000	6,268,799	14,000	21,940,792
Asset-Backed Securities Corp. Home Equity, Series 2005-HE3, Class M2, 0.70%, 4/25/35 (a)		2,954	2,864,015	—	—	2,954	2,864,015
Bank of America Auto Trust:
Series 2010-1A, Class A2, 0.75%, 6/15/12 (b)		9,265	9,273,107	4,560	4,563,990	13,825	13,837,097
Series 2009-2A, Class A3, 2.13%, 9/15/13 (b)		340	344,205	4,060	4,110,215	4,400	4,454,420
Bear Stearns Asset-Backed Securities Trust:
Series 2006-3, Class A1, 0.40%, 8/25/36 (a)(b)		—	—	181	179,971	181	179,971
Series 06-HE10, Class 21A1, 0.33%, 12/25/36 (a)		1,383	1,271,372	—	—	1,383	1,271,372
Series 2007-HE3, Class 1A1, 0.38%, 4/25/37 (a)		2,098	2,012,713	1,139	1,092,905	3,237	3,105,618
BNC Mortgage Loan Trust, Series 2006-2, Class A3, 0.38%, 11/25/36 (a)		4,710	4,479,917	—	—	4,710	4,479,917
Business Loan Express, Series 1998-1, Class A, 2.25%, 1/15/25 (a)(b)		449	252,696	—	—	449	252,696
Capital Auto Receivables Asset Trust, Series 2007-4A, Class A3A, 5.00%, 7/15/10		1,710	1,715,848	—	—	1,710	1,715,848
Capital One Auto Finance Trust:
Series 2006-C, Class A4, 0.29%, 5/15/13 (a)		8,667	8,614,081	3,544	3,522,655	12,211	12,136,736
Series 2007-A, Class A4, 0.28%, 11/15/13 (a)		1,157	1,147,795	580	575,487	1,737	1,723,282
Series 2007-B, Class A4, 0.29%, 4/15/14 (a)		6,855	6,814,757	2,736	2,720,389	9,591	9,535,146
Capital One Multi-Asset Execution Trust, Series 2004-A8, Class A8, 0.39%, 8/15/14 (a)		11,480	11,468,158	—	—	11,480	11,468,158

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Asset-Backed Securities (continued)		Par (000)	Value	Par (000)	Value	Par (000)	Value
CarMax Auto Owner Trust, Series 2008-2, Class A3B, 1.66%, 10/15/12 (a)	USD	2,844	$2,858,361	1,581	$1,589,039	4,425	$4,447,400
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A1, 0.38%, 2/25/37 (a)		91	84,392	—	—	91	84,392
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A2, 4.97%, 8/01/14		3,080	3,205,834	3,573	3,718,181	6,653	6,924,015
Chester Asset Receivables Dealings, Series 2006-A1, Class A, 0.80%, 5/15/13 (a)	GBP	5,100	7,968,321	2,050	3,202,954	7,150	11,171,275
Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.82%, 1/15/16	USD	3,965	4,039,599	2,140	2,180,263	6,105	6,219,862
Citibank Omni Master Trust, Series 2009-A8, Class A8, 2.36%, 5/16/16 (a)(b)		7,865	7,954,400	3,155	3,190,862	11,020	11,145,262
Connecticut RRB Special Purpose Trust CL&P, Series 2001-1, Class A5, 6.21%, 12/30/11		32	32,863	—	—	32	32,863
Conseco Financial Corp.:
Series 1993-4, Class A5, 7.05%, 1/15/19		496	510,241	—	—	496	510,241
Series 1995-5, Class M1, 7.65%, 9/15/26 (a)		250	255,325	—	—	250	255,325
Series 1996-8, Class A6, 7.60%, 10/15/27 (a)		1,078	1,115,975	—	—	1,078	1,115,975
Countrywide Asset-Backed Certificates:
Series 2007-12, Class 2A1, 0.61%, 5/25/29 (a)		3,320	3,077,469	169	156,576	3,489	3,234,045
Series 2007-3, Class 2A1, 0.36%, 9/25/29 (a)		4,563	4,361,795	—	—	4,563	4,361,795
Series 2005-17, Class 1AF2, 5.36%, 5/25/36 (a)		7,102	5,727,357	—	—	7,102	5,727,357
Series 2006-13, Class 1AF2, 5.88%, 1/25/37		2,513	2,386,097	1,361	1,292,639	3,874	3,678,736
Series 2007-1, Class 2A1, 0.31%, 7/25/37 (a)		97	93,707	—	—	97	93,707
Series 2007-6, Class 2A1, 0.36%, 9/25/37 (a)		211	201,195	—	—	211	201,195
Series 2007-4, Class A1A, 0.38%, 9/25/37 (a)		3,161	2,939,667	—	—	3,161	2,939,667
Series 2006-22, Class 2A1, 0.30%, 5/25/47 (a)		—	—	93	92,381	93	92,381
Series 2007-10, Class 2A1, 0.31%, 6/25/47 (a)		7,455	7,088,464	—	—	7,455	7,088,464
Series 2007-5, Class 2A1, 0.36%, 9/25/47 (a)		106	103,292	—	—	106	103,292
Daimler Chrysler Auto Trust, Series 2007-A, Class A4, 5.28%, 3/08/13		11,025	11,379,275	6,025	6,218,606	17,050	17,597,881
Ford Credit Auto Owner Trust:
Series 2009-D, Class A2, 1.21%, 1/15/12		1,997	1,999,310	1,010	1,011,172	3,007	3,010,482
Series 2006-C, Class A4B, 0.30%, 2/15/12 (a)		3,840	3,838,029	—	—	3,840	3,838,029
Series 2006-B, Class D, 7.12%, 2/15/13 (b)		4,025	4,123,129	2,090	2,140,954	6,115	6,264,083

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Asset-Backed Securities (continued)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Series 2009-A, Class A3B, 2.76%, 5/15/13 (a)	USD	16,171	$16,395,392	6,389	$6,478,007	22,560	$22,873,399
Series 2009-D, Class A3, 2.17%, 10/15/13		11,265	11,428,090	—	—	11,265	11,428,090
Series 2009-D, Class A4, 2.98%, 8/15/14		5,380	5,613,712	2,900	3,025,979	8,280	8,639,691
Ford Credit Floorplan Master Owner Trust, Series 2006-4, Class A, 0.51%, 6/15/11 (a)		10,830	10,772,084	4,300	4,277,005	15,130	15,049,089
GCO Slims Trust, Series 2006-1A, Class NOTE 03/01/2022 (b)		—	—	2,768	2,214,154	2,768	2,214,154
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	7,001	9,680,661	3,643	5,037,536	10,644	14,718,197
GMAC Mortgage Servicer Advance Funding Co. Ltd., Series 2010-1A, Class A, 4.25%, 1/15/22 (b)	USD	4,555	4,585,196	1,240	1,248,220	5,795	5,833,416
Gracechurch Card Funding Plc, Series 10, Class A2, 0.81%, 10/15/12 (a)		10,000	15,703,772	4,000	6,281,511	14,000	21,985,283
GSAA Trust, Series 2004-11, Class 2A2, 0.58%, 12/25/34 (a)		2,144	1,841,980	—	—	2,144	1,841,980
Heller Financial, Series 1998-1, Class A, 0.92%, 7/15/24 (a)(b)		1,209	568,147	—	—	1,209	568,147
Home Equity Asset Trust:
Series 2007-1, Class 2A1, 0.32%, 5/25/37 (a)		2,006	1,936,581	—	—	2,006	1,936,581
Series 2007-2, Class 2A1, 0.37%, 7/25/37 (a)		765	754,340	—	—	765	754,340
Honda Auto Receivables Owner Trust, Series 2009-3, Class A2, 1.50%, 8/15/11		77	76,736	—	—	77	76,736
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		278	206,634	—	—	278	206,634
Indymac Residential Asset-Backed Trust, Series 2007-A, Class 2A1, 0.39%, 4/25/47 (a)		43	41,971	—	—	43	41,971
MASTR Asset-Backed Securities Trust, Series 2005-FRE1, Class A4, 0.51%, 10/25/35 (a)	USD	313	299,744	—	—	313	299,744
MBNA Credit Card Master Note Trust, Series 2004-A9, Class A9, 0.73%, 2/20/14 (a)	EUR	3,385	4,568,878	1,555	2,098,849	4,940	6,667,727
Morgan Stanley ABS Capital I, Series 2007-HE1, Class A2A, 0.31%, 11/25/36 (a)	USD	14	13,994	—	—	14	13,994
Morgan Stanley Resecuritization Trust, Series 2010-F, Class A, 0.51%, 6/17/13 (a)(b)		4,875	4,834,765	2,340	2,320,687	7,215	7,155,452
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A3, 3.20%, 2/15/13		8,030	8,171,105	4,470	4,548,548	12,500	12,719,653
NovaStar Home Equity Loan, Series 2007-2, Class A2A, 0.35%, 9/25/37 (a)		1,064	1,040,998	—	—	1,064	1,040,998
Ocwen Advance Receivables Backed Notes, Series 2010-1A, 3.59%, 2/15/12 (b)		4,250	4,303,125	2,100	2,126,250	6,350	6,429,375

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Asset-Backed Securities (continued)		Par (000)	Value	Par (000)	Value	Par (000)	Value
PMC Capital LP, Series 1998-1, Class A, 2.25%, 4/01/21 (a)(b)	USD	868	$607,343	—	$—	868	$607,343
PSE&G Transition Funding LLC, Series 2001-1, Class A5, 6.45%, 3/15/13		612	623,771	—	—	612	623,771
Residential Asset Mortgage Products, Inc.:
Series 2003-RZ3, Class A6, 3.40%, 3/25/33 (a)		—	—	6,037	5,868,520	6,037	5,868,520
Series 2005-KS12, Class A2, 0.50%, 3/25/33 (a)		—	—	1,885	1,798,607	1,885	1,798,607
Series 2007-RZ1, Class A1, 0.33%, 2/25/37 (a)		26	25,368	75	74,518	101	99,886
Series 2007-RS2, Class A1, 0.38%, 5/25/37 (a)		2,165	2,082,011	1,052	1,011,740	3,217	3,093,751
Residential Asset Securities Corp., Series 2007-KS3, Class AI1, 0.37%, 4/25/37 (a)		322	315,419	—	—	322	315,419
Santander Drive Auto Receivables Trust: Series 2010-A, Class A2, 1.37%, 8/15/13 (b)		11,015	11,047,561	4,365	4,377,903	15,380	15,425,464
Series 2010-2, Class C, 3.89%, 7/17/17		8,695	8,727,258	3,605	3,618,374	12,300	12,345,632
SLC Student Loan Trust, Series 2006-A, Class A4, 0.65%, 1/15/19 (a)		5,100	4,615,030	2,050	1,855,061	7,150	6,470,091
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.60%, 10/25/16 (a)		10,860	11,034,930	—	—	10,860	11,034,930
Series 2002-1, Class A2, 0.40%, 4/25/17 (a)		—	—	1,090	1,088,747	1,090	1,088,747
Series 2010-C, Class A1, 1.91%, 12/15/17 (a)(b)		6,581	6,582,765	2,623	2,624,057	9,204	9,206,822
Series 2008-5, Class A3, 1.62%, 1/25/18 (a)		16,250	16,743,654	9,400	9,685,560	25,650	26,429,214
Series 2006-5, Class A3, 0.53%, 10/25/19 (a)		228	228,031	—	—	228	228,031
Series 2004-10, Class A4A, 0.90%, 7/27/20 (a)(b)		5,875	5,877,619	—	—	5,875	5,877,619
Series 2005-8, Class A2, 0.59%, 7/25/22 (a)		6,739	6,726,206	—	—	6,739	6,726,206
Series 2009-B, Class A1, 6.26%, 7/15/42 (a)(b)		3,154	3,090,429	—	—	3,154	3,090,429
Soundview Home Equity Loan Trust:
Series 2003-1, Class M1, 1.11%, 8/25/31 (a)		2,047	2,033,729	—	—	2,047	2,033,729
Series 2003-2, Class A2, 0.90%, 11/25/33 (a)		—	—	4,158	3,826,476	4,158	3,826,476
Series 2007-OPT3, Class 2A1, 0.32%, 8/25/37 (a)		981	974,102	518	514,355	1,499	1,488,457
Structured Asset Receivables Trust Certificates, Series 2003-2A, 0.92%, 1/21/11 (a)(b)(c)		—	224	—	—	—	224
Structured Asset Securities Corp., Series 2007-WF1, Class A2, 0.35%, 2/25/37 (a)		45	44,962	—	—	45	44,962
SWB Loan-Backed Certificates, Series 1998-1, Class AV, 1.00%, 9/15/24 (a)(b)		1,681	1,482,918	—	—	1,681	1,482,918

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Asset-Backed Securities (concluded)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Wells Fargo Home Equity Trust, Series 2007-2, Class A1, 0.35%, 4/25/37 (a)	USD	2,918	$2,833,090	1,595	$1,548,302	4,513	$4,381,392

Total Asset-Backed Securities - 21.4%			341,591,893		138,345,531		479,937,424

Corporate Bonds
Advertising - 0.2%
Affinion Group, Inc.:
10.13%, 10/15/13		1,121	1,151,828	466	478,815	1,587	1,630,643
10.13%, 10/15/13		3,445	3,531,125	—	—	3,445	3,531,125

			4,682,953		478,815		5,161,768

Aerospace & Defense - 0.9%
BAE Systems Holdings, Inc., 6.40%, 12/15/11 (b)		7,960	8,383,934	3,270	3,444,154	11,230	11,828,088
Northrop Grumman Systems Corp., 7.13%, 2/15/11		6,025	6,163,894	3,075	3,145,888	9,100	9,309,782

			14,547,828		6,590,042		21,137,870

Airlines - 1.6%
Air Canada, 9.25%, 8/01/15 (b)		1,340	1,353,400	540	545,400	1,880	1,898,800
American Airlines, Inc., 10.50%, 10/15/12 (b)		4,485	4,843,800	1,805	1,949,400	6,290	6,793,200
Continental Airlines Pass-Through Trust, Series 2000-1, Class B, 8.39%, 11/01/20		1,488	1,495,227	641	644,208	2,129	2,139,435
Continental Airlines, Inc., 6.75%, 9/15/15 (b)		3,600	3,649,500	1,530	1,551,038	5,130	5,200,538
Delta Air Lines, Inc.:
Series 2002-1, Class G-2, 6.42%, 7/2/12		5,730	6,016,500	2,750	2,887,500	8,480	8,904,000
Series 2002-1, Class G-1, 6.72%, 1/2/23		2,983	2,983,109	1,367	1,367,145	4,350	4,350,254
United Air Lines, Inc., 12.75%, 7/15/12		4,594	5,145,517	2,077	2,325,752	6,671	7,471,269

			25,487,053		11,270,443		36,757,496

Beverages - 1.3%
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12		10,145	10,533,391	2,630	2,730,687	12,775	13,264,078
2.50%, 3/26/13		12,135	12,450,207	3,745	3,842,276	15,880	16,292,483

			22,983,598		6,572,963		29,556,561

Capital Markets - 2.7%
The Bank of New York Mellon Corp., 0.39%, 3/23/12 (a)		110	109,598	—	—	110	109,598
Credit Suisse USA, Inc., 6.13%, 11/15/11		4,437	4,694,479	525	555,466	4,962	5,249,945
The Goldman Sachs Group, Inc.:
3.63%, 8/01/12		4,475	4,657,790	1,800	1,873,524	6,275	6,531,314
4.75%, 7/15/13		5,595	6,007,044	—	—	5,595	6,007,044
6.00%, 5/01/14		5,700	6,359,222	1,600	1,785,045	7,300	8,144,267
5.00%, 10/01/14		5,953	6,495,687	1,922	2,097,213	7,875	8,592,900

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Corporate Bonds		Par (000)	Value	Par (000)	Value	Par (000)	Value
Capital Markets (concluded)
Morgan Stanley:
6.60%, 4/01/12	USD	4,040	$4,344,697	—	$—	4,040	$4,344,697
6.00%, 5/13/14		3,405	3,738,179	—	—	3,405	3,738,179
6.00%, 4/28/15		2,000	2,198,868	1,600	1,759,094	3,600	3,957,962
4.00%, 7/24/15 (d)		9,150	9,325,140	3,675	3,745,343	12,825	13,070,483

			47,930,704		11,815,685		59,746,389

Commercial Banks - 3.4%
American Express Bank FSB, 5.50%, 4/16/13		1,778	1,935,282	875	952,403	2,653	2,887,685
Barclays Bank Plc, 5.45%, 9/12/12		2,181	2,362,341	—	—	2,181	2,362,341
City National Corp., 5.13%, 2/15/13		3,345	3,520,703	1,355	1,426,174	4,700	4,946,877
Credit Suisse New York:
5.50%, 5/01/14		150	168,026	1,825	2,044,321	1975	2,212,347
3.50%, 3/23/15		7,222	7,597,096	1,600	1,683,101	8,822	9,280,197
Deutsche Bank AG/London, 5.00%, 10/12/10		60	60,054	—	—	60	60,054
North Fork Bancorp., Inc., 5.88%, 8/15/12		3,725	3,937,936	2,031	2,147,100	5,756	6,085,036
Regions Financial Corp.:
6.38%, 5/15/12		4,010	4,109,841	1,630	1,670,584	5,640	5,780,425
4.88%, 4/26/13		8,090	8,188,536	3,235	3,274,402	11,325	11,462,938
Standard Chartered Plc, 3.85%, 4/27/15 (b)		7,780	8,114,851	3,140	3,275,146	10,920	11,389,997
Suncorp-Metway Ltd., 0.67%, 12/17/10 (a)(b)(d)		10,010	10,014,514	5,305	5,307,393	15,315	15,321,907
Svenska Handelsbanken AB:
2.88%, 9/14/12 (b)		150	154,328	250	257,213	400	411,541
4.88%, 6/10/14 (b)		2,155	2,355,514	985	1,076,650	3,140	3,432,164

			52,519,022		23,114,487		75,633,509

Computers & Peripherals - 0.0%
Hewlett-Packard Co., 2.25%, 5/27/11		715	724,376	—	—	715	724,376
Consumer Finance - 1.0%
American Express Credit Corp., 7.30%, 8/20/13		3,925	4,511,509	—	—	3,925	4,511,509
Capital One Financial Corp.:
5.70%, 9/15/11		11,204	11,677,066	3,145	3,277,791	14,349	14,954,857
6.25%, 11/15/13		1,995	2,218,785	970	1,078,808	2,965	3,297,593

			18,407,360		4,356,599		22,763,959

Containers & Packaging - 0.2%
Temple-Inland, Inc.:
7.88%, 5/01/12		1,715	1,842,075	845	907,611	2,560	2,749,686
6.63%, 1/15/16		1,490	1,579,545	730	773,871	2,220	2,353,416

			3,421,620		1,681,482		5,103,102

Diversified Financial Services - 10.4%
Ally Financial, Inc., 8.30%, 2/12/15 (b)		2,275	2,479,750	1,125	1,226,250	3,400	3,706,000
Bank of America Corp.:
6.25%, 4/15/12		8,500	9,063,890	—	—	8,500	9,063,890
4.50%, 4/01/15		5,586	5,861,088	3,143	3,297,780	8,729	9,158,868
The Bear Stearns Cos. LLC, 6.95%, 8/10/12		5,770	6,378,429	—	—	5,770	6,378,429

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Corporate Bonds		Par (000)	Value	Par (000)	Value	Par (000)	Value
Diversified Financial Services (concluded)
BP Capital Markets Plc:
3.13%, 3/10/12	USD	1,975	$2,013,676	775	$790,177	2,750	$2,803,853
5.25%, 11/07/13		2,575	2,804,515	1,050	1,143,589	3,625	3,948,104
Chester Asset Receivables Dealings No. 11 Plc, Series A, 6.13%, 10/15/10	EUR	3,280	4,476,341	1,320	1,801,454	4,600	6,277,795
Chester Asset Receivables Dealings No. 12 Plc, Series A, 6.00%, 1/18/11	GBP	11,610	18,411,122	4,850	7,691,126	16,460	26,102,248
CIT Group Funding Co. of Delaware LLC, 10.25%, 5/01/14	USD	7,575	7,872,697	3,140	3,263,402	10,715	11,136,099
Citigroup, Inc.:
0.42%, 3/07/14 (a)		4,200	3,937,584	2,000	1,875,040	6,200	5,812,624
4.75%, 5/19/15 (d)		24,820	26,112,948	6,165	6,486,153	30,985	32,599,101
FCE Bank Plc:
7.88%, 2/15/11	GBP	6,300	10,008,464	2,400	3,812,749	8,700	13,821,213
7.13%, 1/16/12	EUR	5,800	8,163,836	2,900	4,081,918	8,700	12,245,754
General Electric Capital Corp., 0.42%, 11/01/12 (a)(d)	USD	—	—	6,350	6,263,804	6,350	6,263,804
General Electric Capital Corp., 2.80%, 1/08/13	USD	15,246	15,701,124	—	—	15,246	15,701,124
JPMorgan Chase & Co.:
4.60%, 1/17/11 (e)		10,000	10,119,360	—	—	10,000	10,119,360
4.75%, 5/01/13 (d)		7,871	8,536,454	4,225	4,582,203	12,096	13,118,657
MBNA America European Structured Offerings No. 7, 5.45%, 4/19/11	EUR	5,080	7,027,206	2,080	2,877,281	7,160	9,904,487
Royal Bank of Scotland Group Plc 0.69%, 4/18/11 (a)(b)	USD	—	—	8,300	8,305,603	8,300	8,305,603
Sherwood Castle Funding Plc, Series A, 5.00%, 11/15/10	GBP	7,140	11,239,490	2,190	3,447,408	9,330	14,686,898
Volkswagen International Finance NV, 1.63%, 8/12/13 (b)(d)	USD	8,270	8,313,021	3,385	3,402,609	11,655	11,715,630

			168,520,995		64,348,546		232,869,541

Diversified Telecommunication Services - 1.2%
France Telecom SA, 7.75%, 3/01/11		250	257,336	—	—	250	257,336
Frontier Communications Corp., 8.25%, 4/15/17		686	750,313	343	375,156	1029	1,125,469
Koninklijke KPN NV, 8.00%, 10/01/10		1,455	1,455,000	1,100	1,100,000	2,555	2,555,000
Qwest Corp. 8.88%, 3/15/12		1,735	1,904,163	935	1,026,163	2,670	2,930,326
3.54%, 6/15/13 (a)		—	—	250	261,250	250	261,250
Telefonica Emisiones SAU:
5.98%, 6/20/11		75	77,787	3,563	3,695,387	3638	3,773,174
2.58%, 4/26/13		13,490	13,739,619	—	—	13,490	13,739,619
TELUS Corp., 8.00%, 6/01/11		1,238	1,296,354	352	368,592	1,590	1,664,946

			19,480,572		6,826,548		26,307,120

Electric Utilities - 1.8%
Duke Energy Ohio, Inc., 5.70%, 9/15/12		3,175	3,444,653	3,010	3,265,639	6,185	6,710,292
Energy East Corp., 6.75%, 6/15/12		—	—	2,650	2,869,526	2,650	2,869,526
Florida Power Corp., 6.65%, 7/15/11		9,965	10,418,826	1,325	1,385,343	11,290	11,804,169
FPL Group Capital, Inc., 5.63%, 9/01/11		1,943	2,027,151	1,040	1,085,042	2,983	3,112,193

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Corporate Bonds		Par (000)	Value	Par (000)	Value	Par (000)	Value
Electric Utilities (concluded)
Great Plains Energy, Inc., 2.75%, 8/15/13	USD	3,670	$3,686,229	1,480	$1,486,545	5,150	$5,172,774
MidAmerican Energy Co. 6.75%, 3/01/11		—	—	1,315	1,348,414	1,315	1,348,414
5.13%, 1/15/13		60	65,576	—	—	60	65,576
Progress Energy, Inc., 7.10%, 3/01/11		2,874	2,945,764	—	—	2,874	2,945,764
PSEG Power LLC, 7.75%, 4/15/11		2,215	2,296,944	—	—	2,215	2,296,944
Rochester Gas & Electric Corp., 6.95%, 04/01/11		4,400	4,530,425	—	—	4,400	4,530,425
Virginia Electric and Power Co., 4.50%, 12/15/10		170	171,302	—	—	170	171,302

			29,586,870		11,440,509		41,027,379

Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc.:
4.45%, 9/14/12		9,764	10,277,684	2,983	3,139,936	12,747	13,417,620
5.50%, 9/14/15		1,350	1,517,766	705	792,611	2,055	2,310,377

			11,795,450		3,932,547		15,727,997

Food & Staples Retailing - 0.5%
CVS Caremark Corp., 5.75%, 8/15/11		6,579	6,854,989	3,370	3,511,372	9,949	10,366,361
Food Products - 1.1%
Kraft Foods, Inc., 6.00%, 2/11/13		4,375	4,858,844	1,500	1,665,890	5,875	6,524,734
Nabisco, Inc., 7.55%, 6/15/15		5,675	6,863,873	—	—	5,675	6,863,873
WM Wrigley Jr. Co., 2.45%, 6/28/12 (b)		7,550	7,619,422	3,000	3,027,585	10,550	10,647,007

			19,342,139		4,693,475		24,035,614

Health Care Equipment & Supplies - 1.6%
Boston Scientific Corp., 4.50%, 1/15/15		7,670	7,846,264	3,110	3,181,471	10,780	11,027,735
CareFusion Corp., 4.13%, 8/01/12		14,820	15,506,285	3,925	4,106,759	18,745	19,613,044
Covidien International Finance SA, 5.45%, 10/15/12		4,640	5,052,069	—	—	4,640	5,052,069
Hospira, Inc., 5.55%, 3/30/12		1,210	1,298,219	—	—	1,210	1,298,219

			29,702,837		7,288,230		36,991,067

Health Care Providers & Services - 0.3%
HCA, Inc., 9.13%, 11/15/14		4,542	4,786,133	1,884	1,985,265	6,426	6,771,398
Hotels, Restaurants & Leisure - 0.5%
MGM Resorts International, 13.00%, 11/15/13 (e)		6,725	7,901,875	2,795	3,284,125	9,520	11,186,000
Household Products - 0.5%
Newell Rubbermaid, Inc., 5.50%, 4/15/13		7,786	8,463,693	3,125	3,397,000	10,911	11,860,693
Insurance - 2.7%
Allstate Financial Global Funding, 6.50%, 6/14/11 (b)		—	—	595	616,742	595	616,742
The Allstate Corp., 6.20%, 5/16/14		3,525	4,114,087	1,700	1,984,099	5,225	6,098,186
Metropolitan Life Global Funding I:
2.19%, 6/10/11 (a)(b)		7,175	7,258,904	3,600	3,642,098	10,775	10,901,002
2.88%, 9/17/12 (b)(d)		9,875	10,184,285	1,050	1,082,886	10,925	11,267,171
5.13%, 4/10/13 (b)(d)		3,761	4,093,454	3,715	4,043,387	7,476	8,136,841
2.38%, 2/16/14 (b)(d)		—	—	3,320	3,355,152	3,320	3,355,152
5.13%, 6/10/14 (b)		642	712,227	—	—	642	712,227
New York Life Global Funding, 2.25%, 12/14/12 (b)		95	97,398	—	—	95	97,398

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Corporate Bonds		Par (000)	Value	Par (000)	Value	Par (000)	Value
Insurance (concluded)
Prudential Financial, Inc.:
5.63%, 5/24/11 (b)	USD	—	$—	3,370	$3,470,345	3,370	$3,470,345
3.63%, 9/17/12		4,040	4,198,408	—	—	4,040	4,198,408
2.75%, 1/14/13		4,010	4,108,036	1,925	1,972,062	5,935	6,080,098
XL Capital Finance Europe Plc, 6.50%, 01/15/12		3,500	3,652,187	1,400	1,460,875	4,900	5,113,062

			38,418,986		21,627,646		60,046,632

Leisure Equipment & Products - 0.1%
Brunswick Corp., 11.25%, 11/01/16 (b)		1,575	1,815,188	850	979,625	2,425	2,794,813
Life Sciences Tools & Services - 0.5%
Life Technologies Corp., 3.38%, 3/01/13		7,450	7,664,783	3,640	3,744,941	11,090	11,409,724
Machinery - 0.3%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 04/15/14		3,735	4,621,446	2,045	2,530,350	5,780	7,151,796
Media - 4.3%
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16		8,443	10,026,063	3,425	4,067,188	11,868	14,093,251
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		682	722,920	323	342,380	1,005	1,065,300
9.25%, 12/15/17		2,728	2,912,140	1,294	1,381,345	4,022	4,293,485
Comcast Cable Communications LLC 6.75%, 1/30/11		—	—	3,225	3,287,694	3,225	3,287,694
Cox Communications, Inc.:
7.75%, 11/01/10		5,465	5,491,500	1,345	1,351,522	6,810	6,843,022
6.75%, 3/15/11		12,800	13,141,056	—	—	12,800	13,141,056
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.13%, 2/15/16		8,285	8,365,654	3,365	3,397,758	11,650	11,763,412
NBC Universal, Inc., 2.10%, 4/01/14 (b)		8,880	8,921,248	3,580	3,596,629	12,460	12,517,877
News America, Inc., 6.75%, 1/09/38		—	—	1,220	1,378,139	1,220	1,378,139
Nielsen Finance LLC/Nielsen Finance Co., 10.00%, 8/01/14		3,925	4,126,156	1,630	1,713,538	5,555	5,839,694
Rainbow National Services LLC, 8.75%, 9/01/12 (b)		2,555	2,564,581	1,240	1,244,650	3,795	3,809,231
Rogers Cable, Inc. 7.88%, 5/01/12		—	—	710	784,009	710	784,009
6.25%, 6/15/13		—	—	1,000	1,125,287	1,000	1,125,287
Time Warner Cable, Inc.:
5.40%, 7/02/12		5,275	5,651,450	—	—	5,275	5,651,450
6.20%, 7/01/13		6,130	6,905,751	3,600	4,055,580	9,730	10,961,331

			68,828,519		27,725,719		96,554,238

Metals & Mining - 2.2%
Anglo American Capital Plc, 2.15%, 9/27/13 (b)		6,223	6,268,179	2,530	2,548,368	8,753	8,816,547
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/01/15		12,815	13,712,050	3,185	3,407,950	16,000	17,120,000
8.38%, 4/01/17		930	1,038,113	431	481,104	1,361	1,519,217
Rio Tinto Finance USA Ltd., 8.95%, 5/01/14		6,750	8,333,874	2,910	3,592,826	9,660	11,926,700
Steel Dynamics, Inc., 7.38%, 11/01/12		3,550	3,794,063	1,420	1,517,625	4,970	5,311,688
Teck Resources Ltd., 10.75%, 5/15/19		2,370	2,984,541	1,175	1,479,678	3,545	4,464,219

			36,130,820		13,027,551		49,158,371

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Corporate Bonds		Par (000)	Value	Par (000)	Value	Par (000)	Value
Multiline Retail - 0.5%
Dollar General Corp., 10.63%, 7/15/15	USD	6,635	$7,315,087	3,210	$3,539,025	9,845	$10,854,112
Multi-Utilities - 0.3%
CenterPoint Energy, Inc., Series B, 6.85%, 06/01/15		3,260	3,784,938	1,605	1,863,444	4,865	5,648,382
Oil, Gas & Consumable Fuels - 2.2%
Anadarko Petroleum Corp., 5.95%, 9/15/16		3,915	4,274,902	1,570	1,714,329	5,485	5,989,231
Chesapeake Energy Corp., 7.63%, 7/15/13		4,855	5,291,950	1,940	2,114,600	6,795	7,406,550
Consolidated Natural Gas Co., 6.25%, 11/01/11		40	42,183	—	—	40	42,183
Enterprise Products Operating LLC:
7.50%, 2/01/11		2,520	2,572,124	1,845	1,883,162	4,365	4,455,286
4.60%, 8/01/12		5,786	6,093,480	2,425	2,553,869	8,211	8,647,349
6.13%, 2/01/13		4,295	4,675,704	—	—	4,295	4,675,704
6.38%, 2/01/13		2,350	2,562,024	1,700	1,853,379	4,050	4,415,403
Rockies Express Pipeline LLC, 6.25%, 7/15/13 (b)		4,715	5,122,494	2,310	2,509,642	7,025	7,632,136
Southeast Supply Header LLC, 4.85%, 8/15/14 (b)		3,955	4,197,256	2,165	2,297,613	6,120	6,494,869

			34,832,117		14,926,594		49,758,711

Paper & Forest Products - 0.4%
Celulosa Arauco y Constitucion SA:
5.13%, 7/09/13		3,170	3,388,451	1,315	1,405,619	4,485	4,794,070
5.63%, 4/20/15		2,855	3,126,870	1,160	1,270,462	4,015	4,397,332

			6,515,321		2,676,081		9,191,402

Pharmaceuticals - 0.4%
Teva Pharmaceutical Finance III LLC, 1.50%, 06/15/12		7,905	8,002,737	—	—	7,905	8,002,737
Real Estate Investment Trusts (REITs) - 0.3%
AvalonBay Communities, Inc., 6.13%, 11/01/12		1,320	1,440,523	282	307,748	1,602	1,748,271
Nationwide Health Properties, Inc., 6.75%, 7/7/38		—	—	1,400	1,465,794	1,400	1,465,794
ProLogis, 5.63%, 11/15/15		2,060	2,015,325	825	807,108	2,885	2,822,433

			3,455,848		2,580,650		6,036,498

Road & Rail - 2.0%
Asciano Finance Ltd., 3.13%, 9/23/15 (b)		9,000	9,027,936	3,620	3,631,236	12,620	12,659,172
Burlington Northern Santa Fe LLC:
6.75%, 7/15/11		2,425	2,543,008	1,425	1,494,345	3,850	4,037,353
7.00%, 2/01/14		1,560	1,825,584	840	983,007	2,400	2,808,591
CSX Corp.:
6.75%, 3/15/11		8,435	8,647,444	4,935	5,059,293	13,370	13,706,737
6.30%, 3/15/12		3,045	3,264,493	—	—	3,045	3,264,493
5.75%, 3/15/13		1,500	1,652,670	—	—	1,500	1,652,670
5.50%, 8/01/13		—	—	1,108	1,226,296	1,108	1,226,296
6.25%, 4/01/15		3,510	4,107,900	—	—	3,510	4,107,900
Union Pacific Corp., 6.13%, 1/15/12		—	—	1,960	2,080,369	1,960	2,080,369

			31,069,035		14,474,546		45,543,581

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Corporate Bonds		Par (000)	Value	Par (000)	Value	Par (000)	Value
Semiconductors & Semiconductor Equipment - 1.0%
Maxim Integrated Products, Inc., 3.45%, 06/14/13	USD	5,670	$5,833,789	2,280	$2,345,862	7,950	$8,179,651
National Semiconductor Corp.:
6.15%, 6/15/12		6,870	7,324,684	3,530	3,763,630	10,400	11,088,314
3.95%, 4/15/15		2,190	2,297,336	1,060	1,111,953	3,250	3,409,289

			15,455,809		7,221,445		22,677,254

Tobacco - 0.4%
Altria Group, Inc., 7.75%, 2/06/14		3,704	4,372,591	1,525	1,800,270	5,229	6,172,861
BAT International Finance Plc, 8.13%, 11/15/13 (b)		—	—	1,474	1,735,760	1,474	1,735,760

			4,372,591		3,536,030		7,908,621

Wireless Telecommunication Services - 3.8%
Cellco Partnership/Verizon Wireless Capital LLC:
3.75%, 5/20/11 (d)		18,025	18,382,580	7,575	7,725,273	25,600	26,107,853
5.25%, 2/01/12 (d)		10,335	10,943,659	5,665	5,998,629	16,000	16,942,288
Crown Castle Towers LLC, 4.52%, 1/15/15 (b)		5,950	6,287,073	2,860	3,022,022	8,810	9,309,095
MetroPCS Wireless, Inc., 9.25%, 11/01/14		2,650	2,775,875	—	—	2,650	2,775,875
New Cingular Wireless Services, Inc., 7.88%, 3/01/11 (e)		5,000	5,149,255	—	—	5,000	5,149,255
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		8,165	8,216,031	3,235	3,255,219	11,400	11,471,250
Rogers Communications, Inc., 6.38%, 3/01/14		4,000	4,607,952	—	—	4,000	4,607,952
SBA Tower Trust, 4.25%, 4/15/15 (b)		2,425	2,578,580	1,115	1,185,615	3,540	3,764,195
Vodafone Group Plc, 0.58%, 2/27/12 (a)		4,630	4,635,686	—	—	4,630	4,635,686

			63,576,691		21,186,758		84,763,449

Total Corporate Bonds - 51.3%			832,999,983		318,228,538		1,151,228,521

Foreign Agency Obligations
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (b)(d)		3,425	3,640,885	1,780	1,892,197	5,205	5,533,082
Australia & New Zealand Banking Group Ltd., 0.57%, 6/18/12 (a)(b)(d)		6,535	6,546,090	3,470	3,475,889	10,005	10,021,979
CDP Financial, Inc., 3.00%, 11/25/14 (b)		3,305	3,432,001	1,630	1,692,636	4,935	5,124,637
Commonwealth Bank of Australia:
2.50%, 12/10/12 (b)(d)		9,545	9,920,882	—	—	9,545	9,920,882
3.49%, 8/13/14 (b)(d)		8,230	8,817,343	—	—	8,230	8,817,343
Dexia Credit Local SA:
2.38%, 9/23/11 (b)(d)		7,690	7,779,681	4,085	4,132,639	11,775	11,912,320
2.00%, 3/05/13 (b)(d)		16,110	16,231,502	8,395	8,458,315	24,505	24,689,817

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Foreign Agency Obligations (concluded)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Eksportfinans ASA:
5.00%, 2/14/12 (d)	USD	4,725	$5,001,540	5,350	$5,663,118	10,075	$10,664,658
1.88%, 4/02/13		3,000	3,064,587	—	—	3,000	3,064,587
FIH Erhvervsbank A/S:
2.45%, 8/17/12 (b)		1,965	2,015,192	1,030	1,056,309	2,995	3,071,501
1.75%, 12/06/12 (b)		7,970	8,109,562	3,855	3,922,504	11,825	12,032,066
Landwirtschaftliche Rentenbank, 4.13%, 7/15/13 (d)		5,465	5,930,388	—	—	5,465	5,930,388
LeasePlan Corp. NV, 3.00%, 5/07/12 (b)(d)		5,050	5,218,205	2,725	2,815,764	7,775	8,033,969
Macquarie Bank Ltd., 4.10%, 12/17/13 (b)(d)(e)		14,290	15,597,321	7,595	8,289,829	21,885	23,887,150

Total Foreign Agency Obligations - 6.4%			101,305,179		41,399,200		142,704,379

Foreign Government Obligations
Canada - 1.4%
Province of Ontario Canada:
2.75%, 2/22/11 (d)		7,245	7,311,444	3,000	3,027,513	10,245	10,338,957
0.79%, 5/22/12 (a)		6,150	6,167,780	3,270	3,279,454	9,420	9,447,234
4.10%, 6/16/14 (a)(d)		6,610	7,261,297	3,635	3,993,164	10,245	11,254,461

Total Foreign Government Obligations - 1.4%			20,740,521		10,300,131		31,040,652

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations - 13.5%
American General Mortgage Loan Trust, Series 2010-1A, Class A1, 5.15%, 3/25/40 (a)(b)		4,226	4,341,167	1,978	2,032,036	6,204	6,373,203
Arkle Master Issuer Plc:
Series 2010-1A, Class 2A, 1.52%, 2/17/15 (a)(b)		9,230	9,152,122	3,705	3,673,739	12,935	12,825,861
Series 2006-1A, Class 4A1, 0.46%, 2/17/52 (a)(b)		8,475	8,423,235	—	—	8,475	8,423,235
Series 2006-1X, Class 4A1, 0.46%, 2/17/52 (a)		3,565	3,543,225	1,480	1,470,960	5,045	5,014,185
Arran Residential Mortgages Funding Plc:
Series 2010-1A, Class A1C, 1.58%, 5/16/47 (a)(b)		9,650	9,650,000	3,860	3,860,000	13,510	13,510,000
Series 2006-2A, Class A2B, 0.34%, 9/20/56 (a)(b)		6,493	6,443,823	2,682	2,661,909	9,175	9,105,732
Banc of America Funding Corp., Series 2006-7, Class 1A1, 0.71%, 9/25/36 (a)		6,348	4,529,428	—	—	6,348	4,529,428
Banc of America Mortgage Securities, Inc.,
Series 2003-J, Class 2A1, 3.60%, 11/25/33 (a)		1,377	1,300,827	1,170	1,105,702	2,547	2,406,529
Series 2004-A, Class 2A2, 3.52%, 2/25/34 (a)		—	—	693	626,736	693	626,736
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-5, Class 2A, 3.31%, 7/25/34 (a)		65	59,619	—	—	65	59,619
Series 2004-7, Class 4A, 3.06%, 10/25/34 (a)		2,141	2,027,332	—	—	2,141	2,027,332

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Non-Agency Mortgage-Backed Securities (continued)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Collateralized Mortgage Obligations (continued)
Bear Stearns Alt-A Trust:
Series 2004-13, Class A1, 1.00%, 11/25/34 (a)	USD	2,516	$2,040,323	—	$—	2,516	$2,040,323
Series 2004-12, Class 1A1, 0.61%, 1/25/35 (a)		2,115	1,583,825	—	—	2,115	1,583,825
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 15.05% 12/25/35 (a)(b)(e)		—	—	50	50,368	50	50,368
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.80%, 2/25/35 (a)		1,212	1,012,855	—	—	1,212	1,012,855
Series 2005-17, Class 1A6, 5.50%, 09/25/35		9,365	8,542,004	—	—	9,365	8,542,004
Series 2005-HYB8, Class 2A1, 2.99%, 12/20/2035 (a)		—	—	2,761	2,063,707	2,761	2,063,707
First Horizon Asset Securities, Inc., Series 2004-AR7, Class 1A1, 2.89%, 2/25/35 (a)		647	586,448	—	—	647	586,448
Fosse Master Issuer Plc, Series 2006-1A, Class A2, 0.58%, 10/18/54 (a)(b)		2,941	2,933,246	1,255	1,251,454	4,196	4,184,700
Gracechurch Mortgage Financing Plc, Series 2007-1A, Class 3A1, 0.43%, 11/20/56 (a)(b)		8,637	8,469,951	3,577	3,508,181	12,214	11,978,132
GS Mortgage Securities Corp. II, Series 2000-1A, Class A, 0.96%, 3/20/23 (a)(b)		305	250,054	—	—	305	250,054
GSR Mortgage Loan Trust Series 2004-9, Class 3A1, 2.86%, 8/25/34 (a)		4,350	3,947,215	—	—	4,350	3,947,215
Series 2005-AR1, Class 2A1, 3.26%, 1/25/35 (a)		—	—	5,732	5,290,154	5,732	5,290,154
Harborview Mortgage Loan Trust, Series 2006-9, Class 2A1A, 0.47%, 11/19/36 (a)		233	147,992	—	—	233	147,992
Homebanc Mortgage Trust, Series 2005-3, Class A 1 0.49%, 07/25/35 (a)		—	—	4,992	3,772,692	4,992	3,772,692
Holmes Master Issuer Plc:
Series 2007-2A, Class 3A1, 0.61%, 7/15/21 (a)		4,845	4,797,340	6,360	6,297,437	11,205	11,094,777
Series 2007-2X, Class 3A3, 0.82%, 7/15/21 (a)		3,555	5,530,894	1,445	2,248,142	5,000	7,779,036
Series 2007-2X, Class 3A2, 0.93%, 7/15/21 (a)		6,505	8,781,688	2,630	3,550,475	9,135	12,332,163
JPMorgan Mortgage Trust, Series 2004-A1, Class 2A1, 3.91%, 2/25/34 (a)		141	141,173	—	—	141	141,173
MASTR Alternative Loans Trust, Series 2005-2, Class 2A1, 6.00%, 1/25/35		3,949	3,612,414	—	—	3,949	3,612,414

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Non-Agency Mortgage-Backed Securities (continued)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Collateralized Mortgage Obligations (continued)
Morgan Stanley Reremic Trust, Series 2010-R5, Class 5A, 0.49%, 1/26/37 (a)(b)	USD	4,824	$4,558,979	1,898	$1,793,560	6,722	$6,352,539
MortgageIT Trust, Series 2004-1, Class A1, 0.65%,11/25/34 (a)		4,854	4,093,052	—	—	4,854	4,093,052
Mound Financing Plc, Series 4X, Class 3A, 1.02%,11/08/32 (a)	EUR	4,820	6,558,897	1,943	2,643,290	6,763	9,202,187
Ocwen Residential MBS Corp., Series 1998-R2, Class AP 11.68%,11/25/34 (a)(b)		—	—	93	16,708	93	16,708
Permanent Financing Plc, Series 9A, Class 3A, 0.39%,6/10/33 (a)(b)	USD	10,967	10,917,802	4,400	4,380,262	15,367	15,298,064
Permanent Master Issuer Plc, Series 2008-2, Class 1A, 1.58%, 4/15/14 (a)	GBP	3,055	4,759,623	1,240	1,931,893	4,295	6,691,516
Residential Asset Securitization Trust, Series 2005-A5, Class A12, 0.56%, 5/25/35 (a)	USD	3,115	2,187,856	1,755	1,233,009	4,870	3,420,865
Salomon Brothers Mortgage Securities VI, Inc., Series 1986-1, Class A 6.00%,12/25/11 (a)(b)		—	—	9	9	9	9
Station Place Securitization Trust, Series 2009-1, Class A, 1.76%, 1/25/40 (a)(b)		6,530	6,530,000	3,110	3,110,000	9,640	9,640,000
Structured Adjustable Rate Mortgage Loan Trust, Series 1991-1, Class H, 8.25%, 6/25/22 (a)		—	—	3,806	3,783	3,806	3,783
Series 2004-13, Class A2, 0.56%, 9/25/34 (a)		2,431	1,863,105	—	—	2,431	1,863,105
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 3A3, 5.62%, 4/25/37 (a)		152	127,320	4,545	3,819,602	4,697	3,946,922
Thornburg Mortgage Securities Trust:
Series 2006-5, Class A1, 0.38%, 8/25/11 (a)		12,523	12,418,765	5,875	5,826,415	18,398	18,245,180
Series 2006-6, Class A1, 0.37%, 11/25/11 (a)		21,801	21,200,797	7,192	6,994,568	28,993	28,195,365
Series 2006-4, Class A2B, 0.38%, 7/25/36 (a)		4,281	4,252,629	1,325	1,315,852	5,606	5,568,481
Series 2006-4, Class A1, 0.39%, 7/25/36 (a)		4,378	4,276,570	417	407,716	4,795	4,684,286
Series 2007-1, Class A2B, 0.36%, 3/25/37 (a)		15,585	15,058,732	7,645	7,386,412	23,230	22,445,144
Series 2007-1, Class A3A, 0.36%, 3/25/37 (a)		6,782	6,602,956	2,358	2,295,966	9,140	8,898,922
Series 2007-2, Class A2A, 0.39%, 6/25/37 (a)		2,280	2,176,115	2,435	2,324,511	4,715	4,500,626
Walsh Acceptance, Series 1997-2, Class A 2.25%, 3/01/27 (a)(b)		—	—	27	3,339	27	3,339
Washington Mutual MSC Mortgage Pass-Through Certificates Series 2000-1, Class B1, 0.65%, 1/25/40 (a)(b)		—	—	4	757	4	757

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Non-Agency Mortgage-Backed Securities (continued)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Series 2002-AR1, Class 1A1, 2.88%, 11/25/30 (a)	USD	336	$301,212	—	$—	336	$301,212
Wells Fargo Mortgage Backed Securities Trust, Series 2007-8, Class 2A7, 6.00%, 7/25/37		4,579	4,635,262	—	—	4,579	4,635,262

			214,367,872		88,951,344		303,319,216

Commercial Mortgage-Backed Securities - 10.7%
Banc of America Commercial Mortgage, Inc.:
Series 2001-PB1, Class A2, 5.79%, 08/11/11		202	206,695	2,380	2,439,005	2,582	2,645,700
Series 2003-1, Class A1, 3.88%, 09/11/36		51	51,321	—	—	51	51,321
Bear Stearns Commercial Mortgage Securities:
Series 2001-TOP2, Class A2, 6.48%, 02/15/35		390	395,506	—	—	390	395,506
Series 2002-TOP6, Class A2, 6.46%, 10/15/36		242	254,587	—	—	242	254,587
Series 2007-PW15, Class AAB, 5.32%, 02/11/44		14,150	15,358,434	—	—	14,150	15,358,434
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD2, Class AAB, 5.58%, 1/15/46 (a)		3,200	3,406,311	1,800	1,916,050	5,000	5,322,361
Series 2007-CD4, Class A2B, 5.21%, 12/11/49 (a)		—	—	3,440	3,587,144	3,440	3,587,144
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class. E, 7.48%, 9/15/30 (a)		202	201,484	—	—	202	201,484
Commercial Mortgage Pass-Through Certificates:
Series 2001-J2A, Class A2, 6.10%, 7/16/11 (b)		8,918	9,295,944	—	—	8,918	9,295,944
Series 2003-LB1A, Class A1, 3.25%, 06/10/38		3,119	3,177,316	—	—	3,119	3,177,316
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2001-CK1, Class A3, 6.38%, 12/18/10		1,180	1,180,687	—	—	1,180	1,180,687
Series 2001-CF2, Class A4, 6.51%, 01/15/11		1,078	1,079,737	563	563,918	1,641	1,643,655
Series 2001-CK6, Class A3, 6.39%, 08/15/36		7,294	7,595,067	—	—	7,294	7,595,067
Series 2002-CKS4, Class A1, 4.49%, 11/15/36		—	—	898	901,155	898	901,155
First Union National Bank-Bank of America Commercial Mortgage Trust, Series 2001-C1, Class A2, 6.14%, 3/15/33		78	78,356	—	—	78	78,356
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A2 6.70%, 4/15/34 (a)		—	—	4,859	4,950,679	4,859	4,950,679

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Non-Agency Mortgage-Backed Securities (continued)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
GE Capital Commercial Mortgage Corp.:
Series 2001-3, Class A2, 6.07%, 11/10/11	USD	9,485	$9,866,272	4,655	$4,842,119	14,140	$14,708,391
Series 2001-1, Class A2, 6.53%, 05/15/33		15,424	15,635,154	7,577	7,680,869	23,001	23,316,023
Series 2002-2A, Class A3, 5.35%, 08/11/36		410	433,106	—	—	410	433,106
Series 2002-3A, Class A2, 5.00%, 12/10/37		2,475	2,628,294	—	—	2,475	2,628,294
GS Mortgage Securities Corp. II:
Series 2006-GG8, Class A2, 5.48%, 10/10/13		4,735	4,859,531	—	—	4,735	4,859,531
Series 2001-GL3A, Class A2, 6.45%, 8/05/18 (a)(b)		11,894	12,342,493	4,890	5,074,390	16,784	17,416,883
Series 2004-C1, Class A2, 4.32%, 10/10/28		1,215	1,214,478	677	676,922	1,892	1,891,400
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIB3, Class A3, 6.47%, 12/15/11		280	291,231	—	—	280	291,231
Series 2001-CIBC, Class A3, 6.26%, 03/15/33		—	—	5,410	5,434,091	5,410	5,434,091
Series 2005-LDP5, Class A4, 5.36%, 12/15/44 (a)		19,525	21,500,733	—	—	19,525	21,500,733
LB-UBS Commercial Mortgage Trust:
Series 2001-WM, Class A1, 6.16%, 7/14/11 (b)		81	81,558	—	—	81	81,558
Series 2001-C3, Class A2, 6.37%, 12/15/28		160	163,942	—	—	160	163,942
Series 2004-C4, Class A2, 4.57%, 6/15/29 (a)		59	60,013	1,273	1,284,481	1,332	1,344,494
Series 2006-C6, Class A1, 5.23%, 09/15/39		173	173,045	—	—	173	173,045
Morgan Stanley Capital I:
Series 2006-IQ11, Class A2, 5.69%, 10/15/42 (a)		24,754	25,180,627	14,852	15,108,376	39,606	40,289,003
Series 2007-HQ13, Class A1, 5.36%, 12/15/44		138	141,532	—	—	138	141,532
Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, Class A4, 6.66%, 02/15/33		2,471	2,484,038	—	—	2,471	2,484,038
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A2, 6.36%, 3/12/11 (e)(f)		2,487	2,521,274	1,386	1,405,301	3,873	3,926,575
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A1, 5.64%, 8/15/39 (a)		5,989	6,143,802	3,625	3,718,617	9,614	9,862,419
Wachovia Bank Commercial Mortgage Trust:
Series 2002-C1, Class A4, 6.29%, 04/15/34		14,500	15,335,629	14,500	15,335,629	29,000	30,671,258
Series 2003-C3, Class A1, 4.04%, 02/15/35		2,571	2,602,769	—	—	2,571	2,602,769

			165,940,966		74,918,746		240,859,712

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Non-Agency Mortgage-Backed Securities (concluded)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities - 0.0%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.83%, 5/25/36 (a)(b)	USD	26,777	$479,734	—	$—	26,777	$479,734

Total Non-Agency Mortgage-Backed Securities - 24.2%			380,788,572		163,870,090		544,658,662

Project Loans - 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42, 7.43%, 9/25/22		4	4,174	—	—	4	4,174

Taxable Municipal Bonds
State of California GO, 5.10%, 8/01/14		3,000	3,184,470	705	748,350	3,705	3,932,820
State of California Various Purposes GO, 5.65%, 4/01/39 (a)		8,100	8,719,407	4,120	4,435,056	12,220	13,154,463
State of Illinois GO:
2.77%, 1/01/12		10,485	10,622,773	4,220	4,275,451	14,705	14,898,224
4.07%, 1/01/14		2,390	2,473,172	970	1,003,756	3,360	3,476,928

Total Taxable Municipal Bonds - 1.6%			24,999,822		10,462,613		35,462,435

U.S. Government Sponsored Agency Securities
Agency Obligations - 1.4%
Fannie Mae, 5.25%, 8/01/12 (d)(g)		15,855	17,104,247	5,960	6,429,600	21,815	23,533,847
Federal Home Loan Bank:
5.38%, 6/13/14 (d)		3,500	4,038,136	—	—	3,500	4,038,136
5.25%, 9/12/14 (d)		3,500	4,022,904	—	—	3,500	4,022,904

			25,165,287		6,429,600		31,594,887

Collateralized Mortgage Obligations - 1.6%
Fannie Mae:
Series 2006-M2, Class A1A, 4.86%, 8/25/16 (a)		3,907	4,132,504	2,063	2,182,479	5,970	6,314,983
Series 2003-52, Class LC, 4.50%, 10/25/16 (d)		3,326	3,393,497	—	—	3,326	3,393,497
Series 1997-20, Class FB, 0.99%, 3/25/27 (a)(d)		1,081	1,068,909	—	—	1,081	1,068,909
Series 2006-53, Class WA, 6.00%, 5/25/28 (d)		1,018	1,028,758	—	—	1,018	1,028,758
Series 2006-25, Class TA, 6.00%, 11/25/29 (d)		—	—	829	837,888	829	837,888
Series 2002-T6, Class A1, 3.31%, 2/25/32 (d)		944	967,492	—	—	944	967,492
Freddie Mac:
Series 3215, Class EP, 5.38%, 9/15/11		89	90,944	—	—	89	90,944
Series 2577, Class UC, 5.00%, 2/15/18 (d)		890	981,770	—	—	890	981,770
Series 2724, Class PD, 5.00%, 4/15/21 (d)		8,910	9,309,146	4,605	4,811,292	13,515	14,120,438
Series 1165, Class LD, 7.00%, 11/15/21 (d)		734	850,498	—	—	734	850,498
Series 3186, Class NA, 6.00%, 7/15/27		37	36,790	—	—	37	36,790

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
U.S. Government Sponsored Agency Securities (continued)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Series 3178, Class PA, 5.50%, 10/15/27	USD	39	$39,819	—	$—	39	$39,819
Series 3033, Class JA, 5.50%, 3/15/29		1	898	—	—	1	898
Series 2901, Class KA, 5.00%, 9/15/32 (d)		3,176	3,289,439	2,779	2,878,259	5,955	6,167,698

			25,190,464		10,709,918		35,900,382

Commercial Mortgage-Backed Securities - 0.0%
Freddie Mac Multi-Family Structured Pass-Through Certificates:
Series K003, Class A1, 2.23%, 7/25/13		200	203,749	—	—	200	203,749
Series K003, Class A2, 3.61%, 6/25/14		210	223,571	—	—	210	223,571

			427,320		—		427,320

Federal Deposit Insurance Corporation Guaranteed - 1.9%
Citigroup Funding, Inc.:
1.38%, 5/05/11 (d)		8,805	8,868,563	4,725	4,759,110	13,530	13,627,673
2.25%, 12/10/12 (d)		4,635	4,794,532	2,440	2,523,982	7,075	7,318,514
General Electric Capital Corp.
1.80%, 3/01/11 (d)		10,910	10,986,228	—	—	10,910	10,986,228
2.63%, 12/28/12 (d)		—	—	800	834,123	800	834,123
JPMorgan Chase & Co., 2.20%, 6/15/12 (d)		5,595	5,753,428	—	—	5,595	5,753,428
Morgan Stanley, 2.25%, 3/13/12 (d)		—	—	4,470	4,584,414	4,470	4,584,414

			30,402,751		12,701,629		43,104,380

Interest Only Collateralized Mortgage Obligations - 0.3%
Ginnie Mae:
Series 2007-20, Class SA, 5.94%, 4/20/37 (a)(d)		12,676	1,414,737	—	—	12,676	1,414,737
Series 2007-40, Class SN, 6.42%, 7/20/37 (a)(d)		14,693	1,544,367	—	—	14,693	1,544,367
Series 2008-7, Class SA, 6.26%, 2/20/38 (a)(d)		33,586	3,414,305	13,540	1,376,444	47,126	4,790,749

			6,373,409		1,376,444		7,749,853

Mortgage-Backed Securities - 3.2%
Fannie Mae Mortgage-Backed Securities:
4.54%, 4/01/14 (d)		5,497	5,945,301	—	—	5,497	5,945,301
7.00%, 3/01/15 - 11/01/17		1,185	1,282,639	—	—	1,185	1,282,639
7.50%, 4/01/15 - 8/01/16		747	810,533	—	—	747	810,533
6.00%, 2/01/17		55	59,008	—	—	55	59,008
5.50%, 12/01/18 - 10/01/21 (d)		13,461	14,558,248	—	—	13,461	14,558,248
5.50%, 11/01/17 - 6/01/20		226	245,297	10,741	11,635,582	10,967	11,880,879
5.00%, 4/01/21		31	32,928	—	—	31	32,928
6.50%, 4/01/21 (d)		2,252	2,437,408	—	—	2,252	2,437,408
2.58%, 12/01/21 (a)		72	75,325	—	—	72	75,325
5.00%, 12/01/21 (d)		615	656,597	8,813	9,405,894	9,428	10,062,491

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
U.S. Government Sponsored Agency Securities (concluded)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Mortgage-Backed Securities (concluded)
7.06%, 12/01/31 (a)	USD	101	$100,921	—	$—	101	$100,921
1.52%, 7/01/33 (a)		121	123,099	—	—	121	123,099
2.64%, 7/01/34 (a)		96	100,624	—	—	96	100,624
2.58%, 8/01/35 (a)(d)		3,883	4,026,740	2,017	2,091,291	5,900	6,118,031
2.92%, 8/01/35 (a)		246	257,629	—	—	246	257,629
4.00%, 10/01/40 (h)		6,600	6,783,563	1,400	1,438,937	8,000	8,222,500
Freddie Mac Mortgage-Backed Securities:
7.00%, 11/01/15		50	54,215	—	—	50	54,215
2.77%, 1/01/16 (a)		31	30,989	—	—	31	30,989
6.50%, 6/01/16 - 8/01/17 (d)		1,729	1,867,459	—	—	1,729	1,867,459
7.00%, 12/01/16 (d)		406	437,795	—	—	406	437,795
6.50%, 6/01/17 - 1/01/19		410	445,171	—	—	410	445,171
5.50%, 10/01/17		35	37,251	778	838,148	813	875,399
1.97%, 3/01/20 (a)		191	190,960	—	—	191	190,960
2.89%, 8/01/32 (a)		327	342,477	—	—	327	342,477
3.08%, 6/01/33 (a)		53	55,824	—	—	53	55,824
2.75%, 7/01/34 (a)		314	317,469	—	—	314	317,469
5.86%, 5/01/37 (a)(d)		4,249	4,496,522	—	—	4,249	4,496,522
Ginnie Mae Mortgage-Backed Securities, 6.00%, 2/15/11		1	1,020	—	—	1	1,020

			45,773,012		25,409,852		71,182,864

Total U.S. Government Sponsored Agency Securities - 8.4%			133,332,243		56,627,443		189,959,686

U.S. Treasury Obligations
U.S. Treasury Notes:
0.88%, 3/31/11 (d)		4,775	4,790,667	—	—	4,775	4,790,667
1.00%, 8/31/11 (g)		3,610	3,633,974	—	—	3,610	3,633,974
0.38%, 8/31/12 (d)		20,375	20,359,882	—	—	20,375	20,359,882
0.75%, 9/15/13 (d)		80,615	80,879,498	4,005	4,018,140	84,620	84,897,638
1.25%, 9/30/15 (d)		18,255	18,226,486	7,905	7,892,652	26,160	26,119,138

Total U.S. Treasury Obligations - 6.2%			127,890,507		11,910,792		139,801,299

Total Long-Term Investments (Cost - $2,667,055,521) - 120.9%			1,963,652,894		751,144,338		2,714,797,232

Short-Term Securities		Shares		Shares		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (e)(f)(i)		3,573,533	3,573,533	2,267	2,266,503	3,575,800	5,840,036

Total Short-Term Securities (Cost - $5,840,036) - 0.2%			3,573,533		2,266,503		5,840,036

Total Investments Before TBA Sale Commitments and Options Written (Cost - $2,672,895,557*) - 121.1%			1,967,226,427		753,410,841		2,720,637,268

TBA Sale Commitments
Fannie Mae Mortgage-Backed Securities:
5.50%, 11/01/17		—	—	200	(215,141)	200	(215,141)

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

		BlackRock Low Duration Bond Portfolio		BlackRock Short- Term Bond Fund		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Options Written		Contracts	Value	Contracts	Value	Contracts	Value
Exchange-Traded Call Options Written		2,050	$(1,297,265)	850	$(146,094)	2,900	$(1,443,359)

U.S. Treasury Notes (5 Year), Strike Price USD 121, Expires 11/26/10
Exchange-Traded Put Options Written
U.S. Treasury Notes (5 Year), Strike Price USD 119, Expires 11/26/10		2,050	(352,344)	850	(537,891)	2,900	(890,235)

		Notional Amount (000)		Notional Amount (000)		Notional Amount (000)
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 5.240% and receive a floating rate based on 3-month LIBOR, Expires 3/17/15, Broker, Deutsche Bank AG	USD	38,000	(5,249,496)	$—	—	$38,000	(5,249,496)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 5.240% and pay a floating rate based on 3-month LIBOR, Expires 3/17/15, Broker, Deutsche Bank AG	USD	38,000	(1,287,413)	—	—	38,000	(1,287,413)

Total Options Written (Premiums Received - $6,424,656) - (0.4)%			(8,186,518)		(683,985)		(8,870,503)

Total Investments Net of TBA Sale Commitments and Options Written - 120.7%			1,959,039,909		752,511,715		2,711,551,624
Liabilities in Excess of Other Assets - (20.7)%			(311,388,932)		(148,804,775)		(465,820,609	)(j)

Net Assets - 100.0%			$1,647,650,977		$603,706,940		$2,245,731,015

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,673,139,387

Gross unrealized appreciation	$60,842,061
Gross unrealized depreciation	(13,344,180)

Net unrealized appreciation	$47,497,881

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Par is less than $500.
(d)	All or a portion of security pledged as collateral for reverse repurchase agreements.
(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	BlackRock Low Duration Bond Portfolio Pro Forma Combined
Affiliate	Shares/Par Held at September 30, 2009	Shares Purchased**	Shares Sold	Shares Held at September 30, 2010	Value at September 30, 2010	Realized Gain (Loss)	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,221,918	3,618,118	—	5,840,036	$5,840,036	$60	$27,299
PNC Mortgage Acceptance Corp., Series 2000-C2, Class A2, 7.30%, 10/12/33	21,840	195	22,035	—	$—	$(163,062)	$776,242
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A2, 6.36%, 3/12/34	4,750	—	877	3,873	$3,926,575	$(18,211)	$269,054
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 15.05%, 12/25/35	56	—	6	50	$50,368	$33	$2,919
**	Represents net shares purchased
(g)	All or a portion of security pledged as collateral in connection with open financial futures contracts.
(h)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

	Combined
Counterparty	Value	Unrealized Depreciation
Goldman Sachs Bank USA	$8,222,500	$(13,751)
Credit Suisse Securities (USA), LLC	$(215,141)	(641)
(i)	Represents the current yield as of report date.
(j)	Reflects the distribution of undistributed net investment income of $5,334,567 attributable to BlackRock Short-Term Bond Fund and $292,335 reorganization cost attributable to BlackRock Short-Term Bond Fund.

Reverse repurchase agreements outstanding as of September 30, 2010 were as follows:

	BlackRock Low Duration Bond Portfolio Pro Forma Combined
Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Barclays Bank Plc	0.18%	3/04/10	Open	$6,300,922	$6,294,282
Credit Suisse International	0.18%	3/04/10	Open	4,656,906	4,651,998
Credit Suisse International	0.22%	3/16/10	Open	4,443,397	4,438,000
RBS Securities Inc.	0.30%	5/14/10	Open	3,378,252	3,374,315
RBS Securities Inc.	0.32%	5/14/10	Open	7,965,585	7,955,312
Credit Suisse International	0.24%	8/13/10	Open	3,977,693	3,976,394
Credit Suisse International	0.24%	8/13/10	Open	3,935,241	3,933,956
Credit Suisse International	0.27%	8/13/10	Open	10,757,952	10,754,000
Credit Suisse International	0.24%	8/13/10	Open	14,367,692	14,363,000
Barclays Bank Plc	0.27%	8/23/10	Open	2,452,899	2,452,200
Barclays Bank Plc	0.37%	8/23/10	Open	2,709,027	2,707,969
Barclays Bank Plc	0.37%	8/23/10	Open	5,716,540	5,714,250
Barclays Bank Plc	0.27%	8/27/10	Open	5,604,471	5,603,000
Barclays Bank Plc	0.27%	8/27/10	Open	4,665,224	4,664,000
Credit Suisse International	0.40%	9/07/10	Open	13,353,573	13,350,013
Barclays Bank Plc	0.37%	9/07/10	Open	6,110,507	6,109,000
Barclays Bank Plc	0.37%	9/07/10	Open	5,014,624	5,013,387
Barclays Bank Plc	0.40%	9/07/10	Open	5,660,517	5,659,008
Barclays Bank Plc	0.37%	9/07/10	Open	3,819,966	3,819,024
Barclays Bank Plc	0.37%	9/07/10	Open	8,348,308	8,346,249
Barclays Bank Plc	0.37%	9/07/10	Open	9,432,786	9,430,460
Barclays Bank Plc	0.27%	9/07/10	Open	8,637,554	8,636,000

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

	BlackRock Low Duration Bond Portfolio Pro Forma Combined
Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Morgan Stanley Capital Services, Inc.	0.26%	9/14/10	10/13/10	$24,568,016	$24,565,000
UBS Securities LLC	0.35%	9/14/10	Open	8,070,958	8,069,625
Morgan Stanley Capital Services, Inc.	0.26%	9/14/10	10/13/10	1,153,241	1,153,000
Morgan Stanley Capital Services, Inc.	0.26%	9/14/10	10/13/10	22,233,656	22,229,000
Barclays Bank Plc	0.08%	9/17/10	Open	20,350,164	20,349,531
Barclays Bank Plc	0.25%	9/17/10	Open	57,030,544	57,025,000
Credit Suisse International	0.27%	9/20/10	Open	4,811,209	4,810,812
Credit Suisse International	0.20%	9/21/10	Open	23,591,311	23,590,000
Deutsche Bank AG	0.28%	9/22/10	10/13/10	8,691,419	8,690,000
Credit Suisse International	0.27%	9/23/10	10/13/10	7,098,065	7,097,000
Morgan Stanley Capital Services, Inc.	0.30%	9/24/10	10/13/10	10,696,693	10,695,000
Bank of America, N.A.	0.05%	9/27/10	Open	4,474,909	4,475,000
Bank of America, N.A.	0.37%	9/27/10	Open	17,234,777	17,234,068
Bank of America	0.40%	9/27/10	Open	7,439,331	7,439,000
Barclay’s Capital Inc.	0.25%	9/27/10	Open	4,015,124	4,015,013
Barclay’s Capital Inc.	0.40%	9/27/10	Open	30,093,180	30,091,843
Credit Suisse International	0.27%	9/27/10	10/13/10	2,902,348	2,902,000
Deutsche Bank AG	0.34%	9/27/10	10/13/10	5,186,784	5,186,000
Deutsche Bank AG	0.28%	9/28/10	10/13/10	4,496,888	4,496,783
Credit Suisse International	0.40%	9/28/10	Open	3,914,130	3,914,000
Bank of America, N.A.	0.40%	9/29/10	Open	3,538,275	3,538,196
Bank of America, N.A.	0.40%	9/29/10	Open	6,339,091	6,338,950
Credit Suisse International	0.40%	9/30/10	Open	18,209,565	18,209,363

Total					$437,360,001

Foreign currency exchange contracts as of September 30, 2010 were as follows:

BlackRock Low Duration Bond Portfolio Pro Forma Combined
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	748,500	USD	1,182,024	Royal Bank of Scotland	10/01/10	$(6,217)
GBP	2,054,500	USD	3,244,446	Royal Bank of Scotland Plc	10/01/10	(17,044)
GBP	4,264,000	USD	6,703,008	UBS AG	10/05/10	(4,716)
USD	15,762,082	GBP	10,325,500	Citibank N.A.	10/20/10	(455,840)
USD	3,315,708	GBP	2,109,500	Royal Bank of Scotland	10/20/10	2,386
USD	15,505,258	GBP	9,983,000	UBS AG	10/20/10	(174,711)
USD	45,664,319	GBP	29,914,000	Citibank, N.A.	10/20/10	(1,320,775)
USD	10,039,654	GBP	6,522,500	UBS AG	10/20/10	(205,057)
USD	3,540,872	GBP	2,289,500	UBS AG	10/20/10	(55,182)
USD	18,207,586	GBP	11,616,500	UBS AG	10/20/10	(38,130)
USD	5,236,596	GBP	3,340,000	Royal Bank of Scotland Plc	10/20/10	(9,450)
USD	6,702,253	GBP	4,264,000	UBS AG	10/20/10	4,906
USD	3,244,035	GBP	2,054,500	Royal Bank of Scotland Plc	10/20/10	17,088
USD	20,335,918	EUR	15,990,500	Citibank N.A.	11/17/10	(1,454,848)
USD	852,383	EUR	651,500	Deutsche Bank AG	11/17/10	(35,437)
USD	38,439,283	EUR	30,225,500	Citibank, N.A.	11/17/10	(2,750,142)
USD	8,238,611	EUR	6,297,000	Deutsche Bank AG	11/17/10	(342,548)

Total						$(6,845,718)

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

Financial futures contracts purchased as of September 30, 2010 were as follows:

BlackRock Low Duration Bond Portfolio Pro Forma Combined
Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
2344	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2010	$514,207,069	$1,041,955
601	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2010	75,687,829	314,299
8	Euro Dollar Futures	Chicago Mercantile	June 2013	1,966,700	14,922

Total					$1,371,176

Financial futures contracts sold as of September 30, 2010 were as follows:

BlackRock Low Duration Bond Portfolio Pro Forma Combined
Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation
2,070	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2010	$249,889,967	$(1,733,774)
68	Euro Dollar Futures	Chicago Mercantile	December 2010	16,922,863	(82,140)
68	Euro Dollar Futures	Chicago Mercantile	March 2011	16,912,263	(107,865)
40	Euro Dollar Futures	Chicago Mercantile	June 2011	9,936,476	(81,251)
48	Euro Dollar Futures	Chicago Mercantile	September 2011	11,913,076	(123,201)
47	Euro Dollar Futures	Chicago Mercantile	December 2011	11,648,226	(138,467)
44	Euro Dollar Futures	Chicago Mercantile	March 2012	10,887,126	(138,888)
12	Euro Dollar Futures	Chicago Mercantile	June 2012	2,956,060	(34,493)
16	Euro Dollar Futures	Chicago Mercantile	September 2012	3,939,272	(48,982)
16	Euro Dollar Futures	Chicago Mercantile	December 2012	3,931,397	(51,782)
18	Euro Dollar Futures	Chicago Mercantile	March 2013	4,416,984	(59,825)

					$(2,600,668)

Interest rate swaps outstanding as of September 30, 2010 were as follows:

BlackRock Low Duration Bond Portfolio Pro Forma Combined
Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount USD (000)	Unrealized Appreciation (Depreciation)
0.80%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2011	$45,000	$71,538
0.80%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2011	81,600	104,546
1.09%(b)	3-month LIBOR	Barclays Bank Plc	March 2012	87,700	(802,809)
0.79%(b)	3-month LIBOR	Citibank NA	July 2012	25,200	(103,343)
0.73%(b)	3-month LIBOR	Deutsche Bank AG	August 2012	45,100	(129,442)
0.73%(b)	3-month LIBOR	Deutsche Bank AG	August 2012	110,400	(369,682)
0.68%(a)	3-month LIBOR	Citibank NA	September 2012	49,300	78,172
0.66%(a)	3-month LIBOR	Citibank NA	September 2012	16,500	21,641
0.68%(a)	3-month LIBOR	Citibank, N.A.	September 2012	122,500	208,461
0.66%(a)	3-month LIBOR	Citibank, N.A.	September 2012	42,500	59,666
2.07%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2015	7,300	(213,217)

Total					$(1,074,469)

(a)	Fund pays floating interest rate and receives fixed rate.
(b)	Fund pays fixed interest rate and receives floating rate.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund

As of September 30, 2010 (Unaudited)

Credit default swaps on single-name issues—buy protection outstanding as of September 30, 2010 were as follows:

BlackRock Low Duration Bond Portfolio Pro Forma Combined
Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount USD (000)	Unrealized Depreciation
Hershey Foods Co.	1.00%	Goldman Sachs Bank USA	December 2014	9,000	$(126,648)
Brunswick Corp.	5.00%	Morgan Stanley Capital Services, Inc.	December 2016	2,425	38,377

Total					$(88,271)

Credit default swaps on traded indexes—sold protection outstanding as of September 30, 2010 were as follows:

BlackRock Low Duration Bond Portfolio Pro Forma Combined
Issuer	Receive Fixed Rate	Counterparty	Expiration	Average Credit Rating(1)	Notional Amount USD (000)(2)	Unrealized Depreciation
MCDX.NA Series 14	0.00%	Goldman Sachs Bank USA	June 2020	AA	$8,000	$(206,987)
(1)	Using S&P’s rating of the issuer.
(2)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Portfolio Abbreviations

CHF	Swiss Francs	LIBOR	London InterBank Offered Rate
DIP	Debtor-in-Possession	RB	Revenue Bonds
EUR	Euro	TBA	To Be Announced
GBP	British Pound	USD	US Dollar
GO	General Obligation

See Notes to Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Assets and Liabilities for

BlackRock Short-Term Bond Fund and BlackRock Low Duration Bond Portfolio

as of September 30, 2010 (Unaudited)

	BlackRock Low Duration Bond Portfolio	BlackRock Short-Term Bond Fund	Pro Forma Adjustments		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Assets:
Investments at value - unaffiliated (1)	$1,961,131,620	$605,755,546	$143,933,123	(5)	$2,710,820,289
Investments at value - affiliated (2)	6,094,807	—	3,722,172	(5)	9,816,979
Foreign currency at value (3)	375,070	—	2,089	(5)	377,159
Investments sold receivable	1,957,034	—	9,184,118	(5)	11,141,152
Interest receivable	16,300,771	—	6,435,238	(5)	22,736,009
Contribution receivable from investor	—	—	265,495	(5)	265,495
TBA sale commitments receivable	—	—	214,500	(5)	214,500
Swaps receivable	—	—	95,179	(5)	95,179
Unrealized appreciation on swaps	400,310	—	182,091	(5)	582,401
Cash pledged as collateral in connection of financial futures contracts	—	—	2,026,000	(5)	2,026,000
Unrealized appreciation on foreign currency exchange contracts	21,994	—	2,386	(5)	24,380
Capital shares sold receivable	8,839,975	957,693	—		9,797,668
Receivable from advisor	39,829	—	—		39,829
Margin variation receivable	155,210	—	47,575	(5)	202,785
Dividends receivable - affiliated	1,010	—	—		1,010
Principal paydown receivable	727,216	—	2,996	(5)	730,212
Prepaid expenses	96,706	12,610	13,264	(5)	122,580
Swap premiums paid	—	—	22,006	(5)	22,006

Total Assets	1,996,141,552	606,725,849	166,148,232		2,769,015,633

Liabilities:
Bank overdraft	488,962	—	2,087,980	(5)	2,576,942
Investments purchased payable	26,205,753	—	14,502,465	(5)	40,708,218
Swaps payable	—	—	139,689	(5)	139,689
Reverse repurchase agreements	291,749,580	—	145,610,421	(5)	437,360,001
Options written at value (4)	8,186,518	—	683,985	(5)	8,870,503
TBA sale commitments at value	—	—	215,141	(5)	215,141
Unrealized depreciation on swaps	1,464,247	—	487,881	(5)	1,952,128
Capital shares redeemed payable	9,546,065	692,199	—		10,238,264
Contributions payable to the Portfolio	—	265,495	—		265,495
Interest expense payable	40,596	—	43,323	(5)	83,919
Unrealized depreciation on foreign currency exchange contracts	4,743,044	—	2,127,054	(5)	6,870,098
Premiums received for swap contracts	3,603,756	—	35,182	(5)	3,638,938
Income dividends payable	823,067	1,540,677	5,334,567	(7)	7,698,311
Reorganization expenses	—	—	292,335	(8)	292,335
Investment advisory fees payable	407,267	—	112,836	(5)	520,103
Service and distribution fees payable	284,846	212,940	—		497,786
Administration fees payable	—	134,474	—		134,474
Margin variation payable	112,097	—	—		112,097
Other affiliates payable	63,955	—	—		63,955
Officer’s and Trustees’ fees payable	12,349	—	—		12,349
Other accrued expenses payable	758,473	173,124	102,275	(5)	1,033,872

Total liabilities	348,490,575	3,018,909	171,775,134		523,284,618

Net Assets:	$1,647,650,977	$603,706,940	$(5,626,902)		$2,245,731,015

Pro Forma Condensed Combined Statement of Assets and Liabilities for

BlackRock Short-Term Bond Fund and BlackRock Low Duration Bond Portfolio

as of September 30, 2010 (Unaudited)

	BlackRock Low Duration Bond Portfolio	BlackRock Short-Term Bond Fund	Pro Forma Adjustments		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Net Assets Consist of:
Paid-in capital	$1,715,921,008	$637,147,548	$(292,335	)(8)	$2,352,776,221
Undistributed net investment income	4,459,296	5,334,567	(5,334,567	)(7)	4,459,296
Accumulated net realized loss	(99,763,511)	(48,226,395)			(147,989,906)
Net unrealized appreciation/depreciation	27,034,184	9,451,220			36,485,404

Net Assets	$1,647,650,977	$603,706,940	$(5,626,902)		$2,245,731,015

(1) Investments at cost - unaffiliated	$1,925,575,285	$737,696,068	$(597,485,117	)(5)	$2,065,786,236

(2) Investments at cost - affiliated	6,104,299	3,734,405	737,696,068	(5)	747,534,772

(3) Foreign currency at cost	360,031	2,011			362,042

(4) Premiums received	6,424,656	692,794			7,117,450

Net Asset Value:
BlackRock
Net assets	$289,967,856	—	$—	(8)	$289,967,856
Shares outstanding	29,922,930	—	—		29,922,930
Net asset value	$9.69	—			$9.69
Par value per share	$0.001				$0.001
Shares authorized	Unlimited				Unlimited

Institutional
Net assets	$306,895,057	$130,785,696	$(1,817,988	)(7)(8)	$435,862,765
Shares outstanding	31,637,754	13,141,768	153,489	(6)	44,933,011
Net asset value	$9.70	$9.95			$9.70
Par value per share	$0.001	$0.01			$0.001
Shares authorized	Unlimited	100 million			Unlimited

Service
Net assets	$694,407,091	—	$—	(8)	$694,407,091
Shares outstanding	71,612,545	—	—	(6)	71,612,545
Net asset value	$9.70	—			$9.70
Par value per share	$0.001				$0.001
Shares authorized	Unlimited				Unlimited

Investor A
Net assets	$191,078,872	$282,697,799	$2,804,431	(7)(8)	$476,581,102
Shares outstanding	19,706,255	28,423,289	1,020,991	(6)	49,150,535
Net asset value	$9.70	$9.95			$9.70
Par value per share	$0.001	$0.01			$0.001
Shares authorized	Unlimited	100 million			Unlimited

Investor A1
Net assets	$24,987,268	—	$3,549,487	(8)	$28,536,755
Shares outstanding	2,574,405	—	365,699		2,940,104
Net asset value	$9.71	—			$9.71
Par value per share	$0.001				$0.001
Shares authorized	Unlimited				Unlimited

Investor B
Net assets	$4,867,118	—	$—	(8)	$4,867,118
Shares outstanding	501,660	—	—		501,660
Net asset value	$9.70	—			$9.70
Par value per share	$0.001				$0.001
Shares authorized	Unlimited				Unlimited

Investor B1
Net assets	$546,576	—	$(546,576	)(8)	—
Shares outstanding	56,370	—	(56,370)		—
Net asset value	$9.70	—			—
Par value per share	$0.001				—
Shares authorized	Unlimited

Pro Forma Condensed Combined Statement of Assets and Liabilities for

BlackRock Short-Term Bond Fund and BlackRock Low Duration Bond Portfolio

as of September 30, 2010 (Unaudited)

	BlackRock Low Duration Bond Portfolio	BlackRock Short-Term Bond Fund	Pro Forma Adjustments		BlackRock Low Duration Bond Portfolio Pro Forma Combined
Investor B2
Net assets	$3,549,487	—	$(3,549,487	)(8)	—
Shares outstanding	366,046	—	(366,046)		—
Net asset value	$9.70	—			—
Par value per share	$0.001				—
Shares authorized	Unlimited				—

Investor B3
Net assets	—	$22,213,318	$(75,020	)(7)(8)	$22,138,298
Shares outstanding	—	2,238,213	43,609	(6)	2,281,822
Net asset value	—	$9.92			$9.70
Par value per share		$0.01			$0.001
Shares authorized		200 million			Unlimited

Investor C
Net assets	$108,010,090	$107,464,156	$(559,616	)(7)(8)	$214,914,630
Shares outstanding	11,141,841	10,825,407	202,390	(6)	22,169,638
Net asset value	$9.69	$9.93			$9.69
Par value per share	$0.001	$0.01			$0.001
Shares authorized	Unlimited	100 million			Unlimited

Investor C1
Net assets	$5,190,959	—	$(5,190,959	)(8)	—
Shares outstanding	535,317	—	(535,317)		—
Net asset value	$9.70	—
Par value per share	$0.001
Shares authorized	Unlimited

Investor C2
Net assets	$18,150,603	—	$—	(8)	$18,150,603
Shares outstanding	1,871,876	—	—		1,871,876
Net asset value	$9.70	—			$9.70
Par value per share	$0.001				$0.001
Shares authorized	Unlimited				Unlimited

Investor C3
Net assets	—	$52,847,729	$(175,097	)(7)(8)	$52,672,632
Shares outstanding	—	5,326,195	105,946	(6)	5,432,141
Net asset value	—	$9.92			$9.70
Par value per share		$0.01			$0.001
Shares authorized		100 million			Unlimited

Class R
Net assets	—	$7,698,242	$(66,077	)(7)(8)	$7,632,165
Shares outstanding	—	775,414	11,703	(6)	787,117
Net asset value	—	$9.93			$9.70
Par value per share		$0.01			$0.001
Shares authorized		200 million			Unlimited
(5)	Reflects adjustment due to the liquidation of the BlackRock Short-Term Bond Fund and distribution of its assets and liabilities to BlackRock Low Duration Bond Portfolio.
(6)	Reflects the capitalization adjustments giving the effect of the transfer of shares of the BlackRock Short-Term Bond Fund which the BlackRock Low Duration Bond Portfolio’s shareholders will receive as if the Reorganization had taken place on September 30, 2010. The foregoing should not be relied upon to reflect the number of shares of the BlackRock Low Duration Bond Portfolio that actually will be received on or after such date.
(7)	Reflects the distribution of undistributed net investment income of $5,334,567 attributable to BlackRock Short-Term Bond Fund.
(8)	Reflects the charge for estimated reorganization expenses of $292,335 attributable to the BlackRock Short-Term Bond Fund.

See Notes to Condensed Combined Financial Statements

Pro Forma Condensed Combined Statement of Operations

BlackRock Short-Term Bond Fund and BlackRock Low Duration Bond Portfolio

For the Twelve Months Ended September 30, 2010 (Unaudited)

	BlackRock Low Duration Bond Portfolio	BlackRock Short-Term Bond Fund	Pro Forma Adjustments		BlackRock Low Duration Bond Portfolio Pro Forma Combined(1)
Investment Income:
Interest	$52,487,050	$26,941,828			$79,428,878
Interest - affiliated	804,164	—			804,164
Income:
Dividends - affiliated	24,271	247,079			271,350
Expenses	—	(3,207,982)	$3,207,982	(2)	—

Total income	53,315,485	23,980,925	3,207,982		80,504,392

Expenses:
Investment advisory	6,797,359	—	2,822,694	(2)(3)	9,620,053
Service - Investor A	412,468	794,834	18,086	(4)	1,225,388
Service - Investor A1	25,347	—	4,116	(5)	29,463
Service and distribution - Investor B	70,919	—	—		70,919
Service and distribution - Investor B1	4,720	—	(4,720	)(4)	—
Service and distribution - Investor B2	16,709	—	(16,709	)(5)	—
Service and distribution - Investor B3	—	213,640	—		213,640
Service and distribution - Investor C	891,012	901,681	—		1,792,693
Service and distribution - Investor C1	48,280	—	(48,280	)(4)	—
Service and distribution - Investor C2	75,994	—	—		75,994
Service and distribution - Investor C3	—	510,806	—		510,806
Service and distribution - Class R	—	31,281	—		31,281
Service and distribution - Service	1,274,277	—	—		1,274,277
Transfer agent	—	859	(859	)(6)	—
Transfer agent - BlackRock	6,956	—	—		6,956
Transfer agent - Institutional	308,064	195,146	(22,573	)(6)	480,637
Transfer agent - Investor A	178,464	627,757	(24,244	)(4)(6)	781,977
Transfer agent - Investor A1	35,326	—	7,639	(5)(6)	42,965
Transfer agent - Investor B	12,538	—	—		12,538
Transfer agent - Investor B1	1,217	—	(1,217	)(4)	—
Transfer agent - Investor B2	7,649	—	(7,649	)(5)	—
Transfer agent - Investor B3	—	54,406	(4,400	)(6)	50,006
Transfer agent - Investor C	89,621	185,194	(5,116	)(6)	269,699
Transfer agent - Investor C1	5,234	—	(5,234	)(4)	—
Transfer agent - Investor C2	15,835	—	—		15,835
Transfer agent - Investor C3		129,964	(10,694	)(6)	119,270
Transfer agent - Class R	—	20,758	(997	)(6)	19,761
Transfer agent - Service	447,213	—	—		447,213
Administration - Fund Level	922,098	1,558,039	(1,214,601	)(7)	1,265,536
Printing	187,333	134,335	31,044	(2)(6)	352,712
Administration - BlackRock	70,792	—	4,541	(7)	75,333
Administration - Institutional	73,189	—	28,010	(7)	101,199
Administration - Investor A	41,157	—	79,728	(4)(7)	120,885
Administration - Investor A1	6,336	—	(4	)(5)(7)	6,332
Administration - Investor B	1,782	—	(5	)(7)	1,777
Administration - Investor B1	156	—	(156	)(4)	—
Administration - Investor B2	1,035	—	(1,035	)(5)	—
Administration - Investor B3	—	—	5,946	(7)	5,946
Administration - Investor C	22,284	—	22,664	(7)	44,948
Administration - Investor C1	1,501	—	(1,501	)(4)	—
Administration - Investor C2	4,728	—	(5	)(7)	4,723
Administration - Investor C3	—	—	14,217	(7)	14,217
Administration - Class R	—	—	1,569	(7)	1,569
Administration - Service	119,561	—	6,906	(7)	126,467
Custodian	112,229	—	16,248	(2)	128,477

Pro Forma Condensed Combined Statement of Operations

BlackRock Short-Term Bond Fund and BlackRock Low Duration Bond Portfolio

For the Twelve Months Ended September 30, 2010 (Unaudited)

	BlackRock Low Duration Bond Portfolio	BlackRock Short-Term Bond Fund	Pro Forma Adjustments		BlackRock Low Duration Bond Portfolio Pro Forma Combined(1)
Professional	$168,204	$44,019	$31,757	(2)	$243,980
Registration	179,631	97,436	(24,939	)(8)	252,128
Officer and Trustees	46,424	780	20,415	(2)	67,619
Borrowing Costs	67,150	—	—		67,150
Miscellaneous	102,522	22,270	21,464	(2)	146,256
Recoupment of past waived fees - class specific	62,577	—	(62,577	)(9)	—

Total expenses excluding interest expense and fees	12,915,891	5,523,205	1,679,529		20,118,625

Interest expenses	2,053,409	1,338,640	—		3,392,049

Total expenses	14,969,300	6,861,845	1,679,529		23,510,674

Less fees waived by advisor	(2,728,471)	—	(1,032,474	)(9)	(3,760,945)
Less administration fees waived - BlackRock	(69,571)	—	(5,762	)(9)	(75,333)
Less administration fees waived - Institutional	(72,893)	—	(28,306	)(9)	(101,199)
Less administration fees waived - Investor A	(4)	—	(122,535	)(9)	(122,539)
Less administration fees waived - Investor A1	(4,085)		(3,281	)(9)	(7,366)
Less administration fees waived - Investor B	(661)	—	661	(9)	—
Less administration fees waived - Investor B1	(117)	—	117	(4)	—
Less administration fees waived - Investor B2	(771)		771	(5)	—
Less administration fees waived - Investor C	(141)	—	(44,807	)(9)	(44,948)
Less administration fees waived - Investor C1	(16)	—	16	(4)	—
Less transfer agent fees waived - BlackRock	(250)	—	(35	)(9)	(285)
Less transfer agent fees waived - Institutional	(1,851)	—	(902	)(9)	(2,753)
Less transfer agent fees waived - Investor A	—	—	(3,696	)(9)	(3,696)
Less transfer agent fees waived - Investor A1	(270)		(85	)(9)	(355)
Less transfer agent fees waived - Investor B	(36)	—	36	(9)	—
Less transfer agent fees waived - Investor B1	(6)	—	6	(4)	—
Less transfer agent fees waived - Investor B2	(11)		11	(5)	—
Less transfer agent fees waived - Investor C	—	—	(3,720	)(9)	(3,720)
Less transfer agent fees reimbursed - BlackRock	(5,691)	—	(970	)(9)	(6,661)
Less transfer agent fees reimbursed - Institutional	(190,610)	—	(127,624	)(9)	(318,234)
Less transfer agent fees reimbursed - Investor A	—	—	(43,048	)(9)	(43,048)
Less transfer agent fees reimbursed - Investor A1	(4,328)		(146	)(9)	(4,474)
Less transfer agent fees reimbursed - Investor B	(65)	—	65	(9)	—
Less transfer agent fees reimbursed - Investor B1	(423)	—	423	(4)	—
Less transfer agent fees reimbursed - Investor B2	(1,981)		1,981	(5)	—
Less transfer agent fees reimbursed - Investor C	—	—	(44,982	)(9)	(44,982)
Less transfer agent fees reimbursed - Investor C1	(3)	—	3	(4)	—
Less fees paid indirectly	(255)	—	—		(255)

Total expenses after fees waived, reimbursed and paid indirectly	11,886,790	6,861,845	221,246		18,969,881

Net investment income	41,428,695	17,119,080	2,986,736		61,534,511

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(876,183)	4,858,842	—		3,982,659
Investments - affiliated	(94,504)	(86,676)	—		(181,180)
Options written	6,617,759	1,835,288	—		8,453,047
Financial futures contracts	4,084,975	(985,082)	—		3,099,893
Swaps	(1,618,390)	225,730	—		(1,392,660)
Foreign currency transactions	2,957,444	2,069,601	—		5,027,045

	11,071,101	7,917,703	—		18,988,804

Pro Forma Condensed Combined Statement of Operations

BlackRock Short-Term Bond Fund and BlackRock Low Duration Bond Portfolio

For the Twelve Months Ended September 30, 2010 (Unaudited)

	BlackRock Low Duration Bond Portfolio	BlackRock Short-Term Bond Fund	Pro Forma Adjustments	Pro Forma BlackRock Low Duration Bond Portfolio Combined(1)
Net Change in Unrealized Appreciation/Depreciation on:
Investments - unaffiliated	$47,050,479	$14,953,575	—	$62,004,054
Investments - affiliated	(469,224)	—	—	(469,224)
Options written	(2,651,415)	(329,083)	—	(2,980,498)
Financial futures contracts	(1,149,830)	182,864	—	(966,966)
Short Sales	—	13,477	—	13,477
Swaps	(1,009,672)	(172,568)	—	(1,182,240)
Foreign currency transactions	(4,626,041)	(2,134,103)	—	(6,760,144)

	37,144,297	12,514,162	—	49,658,459

Total realized and unrealized gain	48,215,398	20,431,865	—	68,647,263

Net Increase in Net Assets Resulting from Operations:	$89,644,093	$37,550,945	$2,986,736	$130,181,774

(1)	This Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expense of $292,335 attributable to the BlackRock Short-Term Bond Fund.
(2)	Reflects the reclassification of expenses from the Master Target Portfolio.
(3)	Reflects adjustments due to contractual advisory agreement of BlackRock Low Duration Bond Portfolio.
(4)	Reflects adjustments due to Investor A Shares of the Combined Portfolio being issued to Investor B1 and Investor C1 shareholders of the BlackRock Low Duration Bond Portfolio.
(5)	Reflects adjustments due to Investor A1 shares of the Combined Portfolio being issued to Investor B2 shareholders of the BlackRock Low Duration Bond Portfolio.
(6)	Reflects the reclassification of certain transfer agent fees to printing on the Combined BlackRock Low Duration Bond Portfolio.
(7)	Reflects adjustments due to contractual administration agreement of BlackRock Low Duration Bond Portfolio.
(8)	Reflects the anticipated savings as a result of the Reorganization through the consolidation of Registration services.
(9)	Reflects adjustments due to the expense limitation agreement of BlackRock Low Duration Bond Portfolio currently in effect and changes that will be in effect upon completion of the Reorganization.

See Notes to Condensed Combined Financial Statements

Notes to Pro Forma Condensed Combined Financial Statements as of September 30, 2010 (Unaudited)

NOTE 1 — Basis of Combination:

The Board of Trustees (the “Board”) of the BlackRock Funds (the “Trust”) on behalf of BlackRock Low Duration Bond Portfolio, and BlackRock Short-Term Bond Series, Inc., on behalf of BlackRock Short-Term Bond Fund (collectively, the “Funds”), at a meeting held on March 18, 2011, approved the Funds entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the BlackRock Short-Term Bond Fund will transfer all of its assets, subject to its liabilities, to the BlackRock Low Duration Bond Portfolio, in exchange for the shares of the BlackRock Low Duration Bond Portfolio equal in value to the net assets of the BlackRock Short-Term Bond Fund (the “Reorganization”). If the Reorganization is consummated, shares of the BlackRock Low Duration Bond Portfolio then will be distributed to BlackRock Short-Term Bond Fund’s shareholders on a pro rata basis in liquidation of BlackRock Short-Term Bond Fund.

The Reorganization will be accounted for as a tax-free merger of investments companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds as though the merger had been effected on September 30, 2010. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended September 30, 2010. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. As of September 30, 2010, all the securities held by the Short-Term Bond Fund comply with the compliance guidelines and/or investment restrictions of BlackRock Low Duration Bond Portfolio. The historical cost of investment securities will be carried forward to the surviving legal entity.

The historical financial statements of the Funds included or incorporated by reference in their respective prospectuses should be read in conjunction with the accompanying pro forma condensed combined financial statements. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on September 30, 2010. Following the Reorganization, BlackRock Low Duration Bond Portfolio will be the legal survivor.

If the Reorganization is completed, BlackRock Short-Term Bond Fund’s shareholders will bear their share of the costs of the Reorganization while BlackRock Advisors, LLC and its affiliates will bear the costs of BlackRock Low Duration Bond Portfolio. The estimated expenses of the Reorganization attributable to each Fund are as follows:

Estimated Reorganization Expenses
BlackRock Short-Term Bond Fund	BlackRock Low Duration Bond Portfolio
$292,335	$106,523

NOTE 2 — BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund Valuation:

The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

NOTE 3 — Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of BlackRock Low Duration Bond Portfolio that would have been issued at September 30, 2010 in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the BlackRock Short-Term Bond Fund, as of September 30, 2010, divided by the net asset value per share of the shares of BlackRock Low Duration Bond Portfolio as of September 30, 2010. The pro forma number of shares outstanding, by class, for BlackRock Low Duration Bond Portfolio consists of the following at September 30, 2010.

Capital Shares Table

Class of Shares	Shares of BlackRock Low Duration Bond Portfolio Pre-Combination	Additional Shares Assumed Issued in Reorganization		Total Outstanding Shares Post-Combination
BlackRock	29,922,930	—	(a)	29,922,930
Institutional	31,637,754	13,295,257		44,933,011
Service	71,612,545	—	(a)	71,612,545
Investor A	19,706,255	29,444,280		49,150,535
Investor A1	2,574,405	365,699	(a)	2,940,104
Investor B	501,660	—	(a)	501,660
Investor B1	56,370	(56,370	)(a)	—
Investor B2	366,046	(366,046	)(a)	—
Investor B3	—	2,281,822	(b)	2,281,822
Investor C	11,141,841	11,027,797		22,169,638
Investor C1	535,317	(535,317	)(a)	—
Investor C2	1,871,876	—	(a)	1,871,876
Investor C3	—	5,432,141	(b)	5,432,141
Class R	—	787,117	(b)	787,117

(a)	BlackRock Short-Term Bond Fund has no shares outstanding for these classes.
(b)	BlackRock Low Duration Bond Portfolio has no shares outstanding for these classes.

NOTE 4 — Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the twelve month period ended September 30, 2010, as adjusted, giving effect to the Reorganization reflects changes in expenses of BlackRock Low Duration Bond Portfolio as if the Reorganization was consummated on October 1, 2009. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5 — Federal Income Taxes:

Each of the BlackRock Low Duration Bond Portfolio and BlackRock Short-Term Bond Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated, unless it is determined that such qualification is no longer in the best interest of shareholders, BlackRock Low Duration Bond Portfolio will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, BlackRock Short-Term Bond Fund will make any required income or capital gain distributions prior to consummation of the Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

The BlackRock Low Duration Bond Portfolio will succeed to the capital loss carryforwards of the BlackRock Short-Term Bond Fund. BlackRock Short-Term Bond Fund’s capital loss carryforwards will be subject to the limitations of the Code. In addition, for five years beginning after the Closing Date of the Reorganization, the BlackRock Low Duration Bond Portfolio will not be allowed to offset certain pre-Reorganization built-in gains attributable to the BlackRock Short-Term Bond Fund with capital loss carryforwards. Due to the operation of these loss limitation rules, it is possible that the shareholders of the BlackRock Short-Term Bond Fund would receive taxable distributions earlier than they would have in the absence of the respective Reorganization.

Shareholders of the Short-Term Bond Fund may tender their shares before the Reorganizations take place, which will be treated as a normal tender of shares and, generally, will be a taxable transaction. Shareholders must consult with their own tax advisers regarding potential transactions.

NOTE 6 — Pro Forma Calculation:

The accompanying Pro Forma Condensed Combined Financial Statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

NOTE 7 — Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the Pro Forma Condensed Combined Financial Statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the Pro Forma Condensed Combined Financial Statements.

PART C

OTHER INFORMATION

Item 15.    Indemnification

Indemnification of the principal underwriter of BlackRock Funds II (the “Trust”) against certain losses is provided for in Section 10 of the Distribution Agreement filed as Exhibit 5(a) to the Trust’s Registration Statement. Indemnification of Trust’s Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 12 of the Custodian Agreement, filed as Exhibit 9(a), Section 12 of the Transfer Agency Agreement, filed as Exhibit 13(c), and Section 9 of the Administration Agreement, filed as Exhibit 13(a). Indemnification of BlackRock Advisors, LLC is also provided for in Section 5 of the Shareholders’ Administrative Services Agreement filed herein as Exhibit 13(g). The Trust has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Trust’s Declaration of Trust filed as Exhibit 1(a) provides as follows:

Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Trust pursuant to the foregoing provisions, or otherwise, Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Trust of expenses incurred or paid by a trustee, officer or controlling person of Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 9.6 of the Trust’s Declaration of Trust, filed as Exhibit 1(a) also provides for the indemnification of shareholders of the Trust. Section 9.6 states as follows:

Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of shares with the same alphabetical designation as that of the shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Article IV, Section 1 of the Trust’s Code of Regulations provides:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 2 of the Trust’s Code of Regulations provides:

Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under applicable law against any and all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and legal fees and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while acting in any capacity set forth in this Article IV by reason of having acted in any such capacity, whether such liability or expense is asserted before or after service; provided, however, that no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising with respect to any matter as to which the Indemnitee shall have been adjudicated to have engaged in (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder in any action that is disposed of by a settlement, compromise payment, consent decree, or otherwise unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Notwithstanding the foregoing, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

(d) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Charter, these Bylaws or any statute, insurance policy, agreement, vote of Shareholders or Independent Directors or any other right to which such person may be lawfully entitled.

(f) The Fund shall indemnify and provide for the advance payment of expenses to its representatives and employees to the full extent required under its Charter. Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(g) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 4 of the Trust’s Code of Regulations provides:

Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV or the Charter shall continue as to a person who has ceased to be a Director, advisory board member or officer and shall inure to the benefit of the heirs, executors and personal and legal representatives of such a person.

Article IV, Section 5 of the Trust’s Code of Regulations provides:

Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the Shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

Item 16.    Exhibits

(1)		—Articles of Incorporation

	(a)	—Declaration of Trust of the Registrant dated April 26, 2007 is incorporated by reference to Exhibit 1(a) of Registrant’s filing of its Registration Statement on Form N-1A on May 3, 2007.

(b)

—Amendment No. 1 to Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit 1(b) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on
Form N-1A filed on June 1, 2007.

(2)		—By-laws

(a)

—Amended and Restated Code of Regulations of the Registrant, effective December 9, 2008 are incorporated by reference to Exhibit (2)(a) of Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed on April 30, 2009.

(3)		—Voting trust agreements

	(a)	—None.

(4)		—Plan of Reorganization

—Form of Agreement and Plan of Reorganization is included in Appendix II to the Combined Proxy Statement/Prospectus.

(5)		—Instruments Defining Rights of Security Holders

(a)

—Sections V, VIII and IX of Registrant’s Declaration of Trust dated April 26, 2007 are incorporated by reference to Exhibit 1(a) of Registrant’s filing of its Registration Statement on Form N-1A on May 3, 2007.

(b)

—Article I of Registrant’s Code of Regulations is incorporated by reference to Exhibit (2)(a) of Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed on April 30, 2009.

	(c)	—Article I, Article II and Article V (Section 4) of the Amended and Restated Code of Regulations of the Registrant are incorporated herein by reference to Exhibit (2)(a).

(6)		—Investment Advisory Contracts

(a)

—Form of Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC relating to all Portfolios except the Strategic Portfolio I is incorporated herein by reference to Exhibit 4(a) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on
June 1, 2007.

(b)

—Form of Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Strategic Portfolio I is incorporated herein by reference to Exhibit 4(b) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on
Form N-1A filed on June 1, 2007.

(c)

—Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial Management, Inc. with respect to the Bond Portfolios is incorporated herein by reference to Exhibit 4(c) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(d)

—Form of Addendum No. 1 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(d) of Post-Effective Amendment
No. 3 to Registrant’s Registration Statement on Form N-1A filed on January 29, 2008.

(e)

—Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial Management, Inc. with respect to the Emerging Market Debt, Strategic Income, Income and Income Builder Portfolios is incorporated herein by reference to Exhibit 4(e) of Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on January 29, 2008.

(f)

—Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Investment Management, LLC with respect to the Income and Income Builder Portfolios is incorporated herein by reference to Exhibit 4(f) of Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on January 29, 2008.

(g)

—Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(d) of Post-Effective Amendment No. 26 to the Registration Statement filed on February 26, 2010.

(h)

—Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial Management, Inc. with respect to BlackRock Multi-Sector Bond Portfolio is incorporated herein by reference to Exhibit 4(g) of Post-Effective Amendment No. 3 to the Registration Statement filed on February 26, 2010.

(i)

—Addendum No. 3 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(i) of Post-Effective Amendment No. 31 to the Registration Statement filed on July 7, 2010.

(j)

—Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial Management, Inc. respect to BlackRock Floating Rate Income Portfolio is incorporated herein by reference to Exhibit 4(j) of Post-Effective Amendment No. 31 to the Registration Statement filed on July 7, 2010.

(7)		—Underwriting Contracts

(a)

—Form of Distribution Agreement between Registrant and BlackRock Investments, LLC, formerly, BlackRock Investments, Inc., is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A filed on October 28, 2008.

(b)

—Form of Appendix A to Distribution Agreement between Registrant and BlackRock Investment, LLC is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 31 to the Registration Statement filed on July 7, 2010.

(8)		—Bonus or Profit Sharing Contracts

—None.

(9)		—Custodian Agreements

(a)

—Form of Custodian Agreement between Registrant and PFPC Trust Company is incorporated herein by reference to Exhibit 7(a) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(b)

—Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit 7(b) of Post-Effective Amendment No. 3 to Registrant’s registration Statement on Form N-1A filed on January 29, 2008.

(10)		—Rule 12b-1 Plan

(a)

—Distribution and Service Plan for Service, Investor A, Investor B, Investor C, Institutional, HL, BlackRock, Investor A1, Investor B1, Investor B2, Investor C1, Investor C2 and R Shares is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A filed on October 29, 2008.

	(b)	—Form of Appendix A to Distribution and Service Plan is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 31 to the Registration Statement filed on July 7, 2010.

(c)

—Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit 14(a) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(11)		—Legal Opinions

	(a)	—Opinion and consent of Bingham McCutchen LLP as to the legality of the securities being registered is filed herewith.

(12)		—Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is filed herewith.

(13)		—Other Material Contracts

(a)

—Form of Administration Agreement among Registrant, BlackRock Advisors, LLC and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(b)

—Form of Appendix A to Administration Agreement among Registrant, BlackRock Advisors, LLC and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 31 to the Registration Statement filed on July 7, 2010.

(c)

—Form of Transfer Agency Agreement between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Exhibit 8(b) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(d)

—Form of Exhibit A to Transfer Agency Agreement between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 31 to the Registration Statement filed on July 7, 2010.

(e)

—Form of Expense Limitation Agreement by and between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on October 29, 2009.

(f)

—Schedule A to Expense Limitation Agreement is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on January 29, 2008.

(g)

—Form of Shareholders’ Administrative Services Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(e) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(h)

—Form of Appendix A to Shareholders’ Administrative Services Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(h) of Post-Effective Amendment No. 31 to the Registration Statement filed on July 7, 2010.

(i)

—Form of Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties is incorporated herein by reference to Exhibit 8(b)(7) of Post-Effective Amendment No. 18 to BlackRock Fundamental Growth Fund, Inc.’s Registration Statement on Form N-1A filed on December 21, 2006.

(j)

—Termination, Replacement and Restatement Agreement between the Registrant, a syndicate of banks and certain other parties is incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 22 of BlackRock Fundamental Growth Fund, Inc.’s Registration Statement on Form N-1A filed on December 23, 2009.

(k)

—Termination, Replacement and Restatement Agreement between the Registrant, a syndicate of banks and certain other parties is incorporated by reference to Exhibit 8(k) to Post-Effective Amendment No. 36 of BlackRock Funds II’s Registration Statement on Form N-1A filed on November 22, 2010.

	(l)	—Form of Amended and Restated Securities Lending Agreement between the Registrant and BlackRock Investment Management, LLC*.

	(m)	—Amendment to Expense Limitation Agreement is incorporated by reference to Exhibit 13(f) to the Registration Statement on Form N-14 of BlackRock Funds, filed on March 5, 2010.

(14)		—Consents

	(a)	—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Short-Term Bond Fund is filed herewith.

	(b)	— Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Low Duration Bond Portfolio is filed herewith.

(15)		—Omitted Financial Statements

	(a)	— None

(16)		—Power of Attorney

	(a)	—Power of Attorney is included on the signature page.

(17)	(a)	—Form of Proxy Card is filed herewith.

(b)

—Prospectus and Statement of Additional Information of the BlackRock Short-Term Bond Fund each dated September 28, 2010 (incorporated by reference to Post-Effective Amendment No. 12 to the Registration of BlackRock Short-Term Bond Series, Inc. on Form N-1A (File No. 333-43552), filed on September 28, 2010).

(c)

—Prospectus and Statement of Additional Information of the BlackRock Low Duration Bond Portfolio, each dated January 28, 2011 (incorporated by reference to Post-Effective Amendment No. 40 to the Registration of BlackRock Funds II on Form N-1A (File No. 333-142592), filed on January 28, 2011).

(d)

—Annual Report to Shareholders of the BlackRock Short-Term Bond Fund for the year ended May 31, 2010 (incorporated by reference to the Certified Shareholder Report on Form N-CSR of the BlackRock Short-Term Bond Series, Inc., filed on August 5, 2010).

(e)

—Semi-Annual Report to Shareholders of the BlackRock Short-Term Bond Fund for the six-months ended November 31, 2010 (incorporated by reference to the Certified Shareholder Report on Form N-CSRS of BlackRock Short-Term Bond Series, Inc., filed on February 2, 2011.

(f)

—Annual Report to Shareholders of the BlackRock Low Duration Bond Portfolio for the year ended September 30, 2010 (incorporated by reference to the Certified Shareholder Report on Form N-CSR of BlackRock Funds II, filed on December 2, 2010).

*	To be filed by amendment.

Item 17.    Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

7

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 1st day of April, 2011.

BLACKROCK FUNDS II (Registrant)

By:	/S/ JOHN PERLOWSKI
(John Perlowski,
President and Chief Executive Officer)

Each person whose signature appears below hereby authorizes Howard Surloff, Ira Shapiro, Ben Archibald, John Perlowski, Neal J. Andrews, Jay M. Fife, Edward Baer, Brendan Kyne, Brian Schmidt, Janey Ahn and Aaron Wasserman, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. This power of attorney will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN PERLOWSKI (John Perlowski)	President and Chief Executive Officer (Principal Executive Officer)	April 1, 2011

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	April 1, 2011

/S/ JAMES H. BODURTHA (James H. Bodurtha)	Trustee	April 1, 2011

/S/ BRUCE R. BOND (Bruce R. Bond)	Trustee	April 1, 2011

/S/ DONALD W. BURTON (Donald W. Burton)	Trustee	April 1, 2011

/S/ RICHARD S. DAVIS (Richard S. Davis)	Trustee	April 1, 2011

/S/ STUART E. EIZENSTAT (Stuart E. Eizenstat)	Trustee	April 1, 2011

/S/ LAURENCE D. FINK (Laurence D. Fink)	Trustee	April 1, 2011

/S/ KENNETH A. FROOT (Kenneth A. Froot)	Trustee	April 1, 2011

/S/ HENRY GABBAY (Henry Gabbay)	Trustee	April 1, 2011

/S/ ROBERT M. HERNANDEZ (Robert M. Hernandez)	Trustee	April 1, 2011

/S/ JOHN F. O’BRIEN (John F. O’Brien)	Trustee	April 1, 2011

/S/ ROBERTA COOPER RAMO (Roberta Cooper Ramo)	Trustee	April 1, 2011

/S/ DAVID H. WALSH (David H. Walsh)	Trustee	April 1, 2011

/S/ FRED G. WEISS (Fred G. Weiss)	Trustee	April 1, 2011

EXHIBIT INDEX

Exhibit No.		Description

11		—Opinion and consent of Bingham McCutchen LLP as to the legality of the securities being registered.

12		—Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders.

14	(a)	—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Short-Term Bond Fund.

	(b)	—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Low Duration Bond Portfolio.

17	(a)	—Form of Proxy Card